Exhibit 10.7

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

LANDMARK CENTER

BOSTON, MASSACHUSETTS

I N D E X T O L E A S E

FROM

LANDMARK CENTER PARK DRIVE LLC

TO

TOAST, INC

TABLE OF CONTENTS

ARTICLE I. Basic Lease Provisions And Enumerations Of Exhibits		1
1.1	Introduction	1
1.2	Basic Data	1
1.3	Enumeration of Exhibits	3
ARTICLE II. Demise And Lease Of Premises		4
ARTICLE III. Lease Term		4
ARTICLE IV. Condition Of Premises		5
ARTICLE V. Annual Fixed Rent And Electricity		6
5.1	Fixed Rent	6
5.2	Payment of Electricity and HVAC Charges	7
ARTICLE VI. Landlord’s Repairs And Services		7
6.1	Repairs by Landlord	7
6.2	Services to be Provided by Landlord	7
6.3	No Damage	8
6.4	Building Directory; Signage	9
ARTICLE VII. Tenant’s Repairs		9
7.1	Tenant’s Repairs and Maintenance	9
ARTICLE VIII. Alterations		10
8.1	Landlord’s Approval	10
8.2	Performance of Work; Governmental Permits and Insurance	11
8.3	Liens	11
8.4	Nature of Alterations	11
8.5	Increases in Taxes	12
ARTICLE IX. Certain Tenant Covenants		12
ARTICLE X. Assignment And Subletting		14
ARTICLE XI. Indemnity And Insurance		15
11.1	Tenant’s Indemnity	15
11.2	Tenant’s Risk	16
11.3	Tenant’s Insurance	17
11.4	Requirements for Tenant’s Insurance	18
11.5	Additional Insured	18
11.6	Certificates of Insurance	19
11.7	No Violation of Building Policies	19
11.8	Tenant to Pay Premium Increases	19
11.9	Waiver of Subrogation	19
11.10	Tenant s Work	20
11.11	Landlord’s Indemnity	20
11.12	Landlord’s Insurance	20
ARTICLE XII. Fire, Casualty And Taking		21
12.1	Damage Resulting from Casualty	21
12.2	Taking	22
ARTICLE XIII. Default		22
13.1	Tenant’s Default	22
13.2	Termination; Re-Entry	23
13.3	Continued Liability; Re-Letting	23
13.4	Liquidated Damages	24

i

13.5	Waiver of Redemption	25
13.6	Landlord’s Default	25
ARTICLE XIV. Miscellaneous Provisions		26
14.1	Waiver	26
14.2	Cumulative Remedies	26
14.3	Quiet Enjoyment	26
14.4	Surrender	27
14.5	Brokerage	27
14.6	Recording; Confidentiality	27
14.7	Notices and Time for Action	28
14.8	Subordination	28
14.9	Notice to Mortgagee and Ground Lessor	29
14.10	Status Report	29
14.11	Self-Help	30
14.12	Holding Over	30
14.13	Entry by Landlord	31
14.14	Tenant’s Payments	31
14.15	Late Payment	31
14.16	Landlord Liability	32
14.17	Miscellaneous	32
14.18	Waiver of Trial by Jury	33
14.19	Landlord’s Future Redevelopment/Changes	33
14.20	Rooftop Equipment	35

ii

LANDMARK CENTER

THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in the building known as the Landmark Center, Boston, Massachusetts.

The parties to this instrument hereby agree with each other as follows:

ARTICLE I.

BASIC LEASE PROVISIONS AND ENUMERATIONS OF EXHIBITS

1.1 Introduction

The following sets forth the basic data and identifying Exhibits elsewhere hereinafter referred to in this Lease, and, where appropriate, constitute definitions of the terms hereinafter listed.

1.2 Basic Data

Date:	June 12, 2015

Landlord:	Landmark, Central Park Drive LLC, a Delaware limited liability company

Present Mailing Address of Landlord:	[***]

Tenant:	Toast, Inc., a Delaware corporation

Present Mailing Address of Tenant:	[***]

Term or Lease Term:	The period beginning on the Commencement Date and ending on the last day of the calendar month in which the second (2nd) anniversary of the Rent Commencement Date occurs, unless sooner terminated as hereinafter provided.

Lease Year:	A period of twelve (12) consecutive calendar months beginning on the Rent Commencement Date or an anniversary of the Rent Commencement Date, except that if the Rent Commencement Date does not fall on the first day of a calendar month, then the first Lease Year shall begin on the Rent Commencement Date and end on the last day of the month containing the first anniversary of the Rent Commencement Date, and each succeeding Lease Year shall begin on the day following the last day of the prior Lease Year.

Commencement Date:	As defined in Article III.

Estimated Commencement Date:	July 15,2015

Rent Commencement Date:	The date that is fifteen (15) days after the Commencement Date.

Premises:	A portion of the eighth (8th) floor of the Office Area, in accordance with the floor plan annexed hereto as Exhibit A and incorporated herein by reference.

Rentable Floor Area of the Premises:	37,500 square feet

Annual Fixed Rent:

Lease Year	Annual Fixed Rent	Monthly Fixed Rent
1 – 2	[***]	[***]

Additional Rent:	All chargers and other sums payable by Tenant as set iritis Lease, in addition to Annual Fixed Rent

Office Area	The purposes of this Lease, the Office Area shall mean the portions of the Project devoted from time to time for general office use, as the same may be altered, expanded, reduced or otherwise changed by Landlord from time to time. The Office Area shall not include any areas which are to be leased for retail, restaurant or entertainment purposes, nor shall it include the parking facilities located within the Project.

2

Project:

For purposes of this Lease, the Project shall mean the land, buildings, garages, together with all common areas and other improvements thereon, commonly known as “The Landmark Center” , 401 Park Drive, Boston, Massachusetts. Tenant acknowledges that the Project is a mixed use project consisting of retail areas, office buildings and other commercial uses and may be altered, expanded, reduced or otherwise changed from time to time and that Landlord reserves the right to modify the Project, to change the uses thereof, and to designate areas of the Project as common areas or as areas for the exclusive use of one or more occupants or one or more uses; provided, however, that any such alteration, expansion or reduction shall not cause any material interference with Tenant’s use of the Premises for the Permitted Use. The Project is a project approved and undertaken under Chapter 121A of the Massachusetts General Laws and Chapter 652 of the Acts of 1960, both as amended. Tenant hereby acknowledges that it has received and reviewed, prior to execution of this Lease, the project designation for the Project under the provisions of said Chapter 121A which sets forth fully the permitted uses and limitations for the Project and, therefore, for the demised premises (the “121A Designation”). Tenant hereby covenants and agrees that is shall do nothing which would be in violation of the permitted uses under the 121A Designation. Landlord represents to Tenant that as of the date of general office use is a permitted use under applicable zoning regulations and the 121A Designation.

Landlord determine to establish a condominium to which the Premises will be located. If Landlord determines to establish a condominium, then this Lease shall be subject and subordinate to all of the documents creating the condominium.

Notwithstanding anything to the contrary contained in this Lease, the condominium documents, and any modifications thereto, shall not limit Tenant’s rights or increase Tenant’s obligations hereunder.

Permitted Use:	General office purposes

Broker:	Cushman & Wakefield and T3 Advisors

Normal Business Hours:	8:00 a m. to 6 p.m., Monday through Friday; 9:00 a.m. to 1 p.m., Saturdays, holidays excepted.

1.3 Enumeration of Exhibits

The following Exhibits attached hereto are a part of this Lease, are incorporated herein by reference, and are to be treated as a part of this Lease for all purposes.

Exhibit A           Floor Plan of the Premises

Exhibit A-l         Demolition Plan

Exhibit B            Form of Commencement Date Exhibit

3

ARTICLE II.

DEMISE AND LEASE OF PREMISES

Landlord hereby demises and leases to Tenant, and Tenant hereby hires and accepts from Landlord, the Premises in the Office Area, excluding exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator walls, mechanical rooms, electric and telephone closets, janitor closets, and pipes, ducts, shafts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Office Area, and if the Premises includes less than the entire rentable area of any floor, excluding the common corridors, elevator

The Premises are hereby leased to Tenant from Landlord, together with the nonexclusive right to use any portions of the Property that are from time to time designated by Landlord for the common use of tenants and others such sidewalks, common corridors, common stairways and stairwells, elevators and elevator foyer, common restrooms, vending area and lobby) and subject to reasonable rules of general applicability to tenant of the Office Area from time to time made by Landlord. In addition, Tenant shall have the right to use, on a non-exclusive basis in common with other tenants, at no additional charge to Tenant, the common area meeting and team rooms and common area dining/gathering areas as Landlord may provide in the Office Area, subject to reasonable rules of general applicability to tenants of the Office Area from time to time made by Landlord. Nothing contained herein shall affect Landlord’s right to add to, subtract from, or alter the common areas so long as the same does not materially adversely affect Tenant’s access to the Premises Landlord is not under any obligation to permit individuals without proper building identification to enter the Office Area 6:00 p.m.

During the Term of this Lease, Tenant and its employees shall have access to the Premises 24 hours per day, 7 days per week, 365 days per year, subject to Landlord’s reasonable security procedures and restrictions based on emergency conditions and other causes beyond Landlord’s reasonable control.

ARTICLE III.

LEASE TERM

The Term of this Lease shall be the period specified in Section 1.2 hereof as the “Lease Term,” unless sooner terminated or extended as herein provided. The Commencement Date shall be the date on which Landlord’s Work is Substantially Complete (as said terms are hereinafter defined). Landlord’s Work shall be deemed to be “Substantially Complete” on the date that all Landlord’s Work has been performed, other than any details of construction, mechanical adjustment or any other similar matter, the non-completion of which does not materially interfere with Tenant’s use of the Premises (so called “punch-list” items) provided that Landlord will thereafter diligently pursue the completion of the punch-list items. If Landlord is delayed in the performance of Landlord’s Work as a result of the acts or omissions of Tenant or any Tenant Party, including, without limitation, (i) changes requested by Tenant to approved plans, (ii) Tenant’s failure to comply with any of its obligations under this Lease, or (iii) the specification of any materials or equipment with long lead times for which Tenant was notified in advance that such specification would result in a delay in the performance of Landlord’s Work (a “Tenant Delay”), Landlord’s Work shall be deemed to be Substantially Complete on the date that Landlord could reasonably have been expected to Substantially Complete Landlord’s Work absent any Tenant Delay.

4

As soon as may be convenient after the Commencement Date has been determined, Landlord and Tenant agree to join with each other in the execution, in the form of Exhibit B hereto, of a written Commencement Date Agreement in which the Commencement Date and specified Lease Term of this Lease shall be stated. If Tenant shall fail to execute such Agreement, the Commencement Date and Lease Term shall be as reasonably determined by Landlord in accordance with the terms of this Lease.

ARTICLE IV.

CONDITION OF PREMISES

Prior to delivery of the Premises, Landlord shall, at Landlord’s cost and expense, and using building standard methods, materials and finishes, perform the following work in the Premises (“Landlord’s Work”); (i) remove all existing work stations and furniture; (ii) paint the Premises; (iii) clean the existing carpet in the Premises; (iv) remove all existing etched window glass in all exterior perimeter offices leaving all partial knee walks and soffits in place; (v) demolish the existing improvements in the Premises in accordance with the plan attached hereto, as Exhibit A-l; (vi) erect a demising wall for the so-called “Shoobx” premises in the location shown on Exhibit A-l attached hereto; and (vii) construct an entrance for the Shoobx portion of the Premises. Landlord’s Work in a good and workmanlike manner consistent with the standards applicable to the Project and in compliance with applicable laws, codes and regulations. As of the Commencement Date, the building systems serving the Premises shall be in good working order and condition.

Except for Landlord’s obligation to perform Landlord’s Work, the Premises are accepted by Tenant in “as-is” condition and configuration without any representations or warranties by Landlord. By taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition, provided that within [***] of taking possession of the Premises Tenant may provide Landlord with a list of any incomplete items or defects that Tenant has discovered in Landlord’s Work, and Landlord shall diligently pursue the cure or completion of such items or defects. Landlord shall not be liable for a failure to deliver possession of the Premises or any other space due to the holdover or unlawful possession of such space by another party; provided, however, that Landlord shall use reasonable efforts to obtain possession of the space. If Tenant takes possession of the Premises before the Commencement Date, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent to Landlord for each day of such possession before the Commencement Date. However, except for the cost of services requested by Tenant, Tenant shall not be required to pay Rent for any days of possession before the Commencement Date during which Tenant, with the approval of Landlord, is in possession of the Premises for the sole purpose of performing improvements or installing Tenant’s property.

5

After Landlord determines that Landlord’s Work has sufficiently progressed to the point where permitting Tenant to enter the Premises will not adversely affect the timely completion of or the cost of completion of the remaining elements of Landlord’s Work, then Landlord will permit Tenant and Tenant’s contractor to enter the Premises for the limited purpose of moving in and installing Tenant’s equipment and furniture, installing Tenant’s phone and data/computer wiring and cabling. Any such early entry shall be at Tenant’s sole risk and expense, and Landlord shall have no liabilities or obligations to Tenant in connection therewith, including any liability for damage or injury to persons or property in connection therewith. Prior to such entry, Tenant shall obtain and submit to Landlord all insurance coverages required pursuant to this Lease. Upon such entry, Tenant shall be bound by and shall comply with all provisions of the Lease (excluding the payment of any Annual Fixed Rent), including, without limitation, the provisions of the Lease regarding the performance of alterations, improvements and installations in the Premises, notwithstanding that the Commencement Date may not yet have occurred. Without limitation, all of such work performed by Tenant in the Premises prior to the Commencement Date shall be coordinated with any work being performed by Landlord so as not to delay the completion of Landlord’s Work.

In the event Tenant desires any improvements be made to the Premises, in addition to the aforementioned Landlord’s Work, and additional improvements shall be performed at Tenant’s sole cost and expense in accordance with the terms of the Lease, including, without limitation, Article VIII hereof.

ARTICLE V.

ANNUAL FIX HD RENT AND ELECTRICITY

5.1 Fixed Rent

Tenant agrees to pay to Landlord, on the Rent Commencement Date, and thereafter monthly, in advance, on the first day of each and every calendar month during the Lease Term, a sum equal to one-twelfth (l/12th) of the Annual Fixed Rent specified in Section 1.2 hereof. Until notice of some other designation is given in writing, fixed rent and all other charges for which provision is herein made shall be paid either (i) by remittance to or for the order of Landlord as follows:

[***]

or (ii) by electronic ACH transfer to Landlord as follows:

[***]

Annual Fixed Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the Rent Commencement Date shall be other than the first day of a calendar month, the first payment of Annual Fixed Rent which Tenant shall make to Landlord shall be a payment equal to a proportionate part of such monthly Annual Fixed Rent for the partial month from the Rent Commencement Date to the first day of the succeeding calendar month. Additional Rent payable by Tenant oh a monthly basis, as elsewhere provided in this Lease, likewise shall be prorated, and the rent payment on account thereof shall be determined in similar fashion and shall commence on the Commencement Date and other provisions of this Lease calling for monthly payments shall be read as incorporating this undertaking by Tenant.

6

Notwithstanding that the payment of Annual Fixed Rent payable by Tenant to Landlord shall not commence until the Rent Commencement Date, Tenant shall be subject to, and shall comply with, all other provisions of this Lease as and at the times provided in this Lease. The Annual Fixed Rent and all other charges for which provision is made in this Lease shall be paid by Tenant to Landlord without setoff, deduction or abatement.

For the sake of clarity, the parties acknowledge that Annual Fixed Rent includes all real estate tax and operating expenses, including cleaning and janitorial services for the Premises.

5.2 Payment of Electricity and HVAC Charges

Tenant agrees to pay Landlord, as Additional Rent, an annual charge for Tenant’s electrical usage in the Premises (including HVAC distribution) equal to [***], payable in twelve (12) equal monthly installments, each payable in advance on the first day of each calendar month during the Term hereof. In addition, Tenant shall be responsible for payment on an overtime basis for Landlord’s provision of HVAC to the Premises beyond Normal Business Hours. Currently, such charges are calculated at the rate of [***] per hour for the Premises, which rate is subject to change from time to time. Tenant shall give Landlord written notice by 12:00 noon each Friday as to any such needs for the following Saturday (beyond Normal Business Hours), Sunday or holiday. HVAC systems shall provide comfort levels for normal office use during Normal Business Hours and during any periods of Tenant’s properly noticed overtime use.

ARTICLE VI.

LANDLORD’S REPAIRS AND SERVICES

6.1 Repairs by Landlord

Except for (a) normal and reasonable wear and use and (b) damage caused by fire or casualty and by eminent domain (which are addressed below in this Lease), Landlord shall, throughout the Lease Term, keep and maintain, or cause to be kept and maintained, in good order, condition and repair the following portions of the Office Area: the structural portions of the roof, the exterior and load bearing walls, the foundation, the structural columns and floor slabs and other structural elements of the Office Area, glass in exterior walls, the HVAC, electrical, plumbing, mechanical and life-safety building systems serving the Premises and the common areas and facilities of the Office Area. Tenant shall pay to Landlord, as Additional Rent, the reasonable, actual cost of any and all such repairs which may be required as a result of repairs, alterations, or installations made by Tenant or any subtenant, assignee, licensee or concessionaire of Tenant or any agent, servant-employee or contractor of any of them or to the extent of any loss, destruction or damage caused by the omission or negligence of Tenant, any assignee or subtenant or any agent, servant, employee, customer, visitor or contractor of any of them.

6.2 Services to be Provided by Landlord

In addition, and except as otherwise provided in this Lease and subject to provisions in regard to electricity as provided in Section 5.2, Landlord agrees to furnish, at no additional charge to Tenant, services, utilities, facilities and applies equal in quality comparable to those customarily provided by landlords in comparable first class office buildings in Boston, including, without limitation, water, gas, sewer, steam, chilled water, heating and air- conditioning, passenger elevator service and janitorial services for the Premises on Business Days. In addition, Landlord agrees to furnish at Tenant’s expense, reasonable additional Office Area operation services which are usual and customary in similar buildings in Boston, and such additional special services as may be mutually agreed upon by Landlord and Tenant, upon reasonable and equitable rates from time to time established by Landlord. Tenant agrees to pay to Landlord, as Additional Rent, the cost of any such additional Office Area services requested by Tenant and for the cost of any additions, alterations, improvements or other work performed by Landlord in the Premises at the request of Tenant within [***] after being billed therefor.

7

6.3 No Damage

Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any purposes in this Lease authorized, or for repairing the Premises or any portion of the Office Area or Project however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord’s part, by reason of any cause reasonably beyond Landlord’s control, or for any cause due to any act or neglect of Tenant or Tenant’s servants, agents, employees, licensees or any person claiming by, through or under Tenant, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any abatement or reduction of rent by reason thereof (except as expressly set forth herein), or right to terminate this Lease, nor shall the same give rise to a claim in Tenant’s favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

Notwithstanding anything to the contrary in this Lease contained, if due to Landlord’s default, the Premises shall lack any service which Landlord is required to provide hereunder (thereby rendering the Premises or a portion thereof untenantable) (a “Service Interruption”) so that, for the Landlord Service Interruption Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant’s business is materially adversely affected as a direct result of such lack of service, then, provided that Tenant ceases to use the affected portion of the Premises during the entirety of the Landlord Service Interruption Cure Period and that such untenantability and Landlord’s inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant’s agents, employees or contractors, Fixed Rent shall thereafter be abated in proportion to such untenantability until such condition is cured sufficiently to allow Tenant to occupy the affected portion of the Premises. For the purposes hereof, the “Landlord Service Interruption Cure Period” shall be defined as [***] after Landlord’s receipt of written notice from Tenant of the condition causing untenantability in the Premises. The provisions of this paragraph shall not apply in the event of untenantability caused by fire or other casualty, or taking. The remedies set forth in this paragraph shall be Tenant’s sole remedies in the event of a Service Interruption.

8

6.4 Building Directory; Signage

Landlord shall provide building standard signage in the standard graphics for the Building listing Tenant on all internal non-electronic directory(ies) for the Office Area. The initial listing of Tenant’s name shall be at Landlord’s expense. Any changes or additions to such directory(ies) shall be at Tenant’s cost and expense. Tenant may install, at Tenant’s sole cost and expense, signage identifying Tenant on the entrance door to the Premises and/or within the Premises, which signage shall be subject to Landlord’s prior approval (such approval not to be unreasonably withheld or delayed) so long as such signage is consistent with other tenant signage in the Office Area.

ARTICLE VII.

TENANT’S REPAIRS

7.1 Tenant’s Repairs and Maintenance

Tenant covenants and agrees that, from and after the date that possession of the Premises is delivered to Tenant and until the end of the Lease Term, Tenant will keep neat and clean and maintain in good order, condition and repair the Premises and every part thereof, excepting only for those repairs for which Landlord is responsible under the terms of Article VI of this Lease, reasonable wear and tear and damage by fire or casualty and as a consequence of the exercise of the power of eminent domain. Tenant shall not permit or commit any waste, and Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damages to common areas in the Office Area or the Project by Tenant, Tenant’s agents, employees, contractors, sublessees, licensees, concessionaires or invitees. Tenant shall be responsible for all costs of repairs and maintenance for any supplemental systems and HVAC equipment installed by Tenant. Tenant shall maintain all its equipment, furniture and furnishings in good order and repair.

If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand, Landlord may (but shall not be required to do so) make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to Tenant’s stock or business by reason thereof. If Landlord makes or causes such repairs to be made, Tenant agrees that Tenant will forthwith on demand, pay to Landlord as Additional Rent the reasonable, actual cost thereof together with interest thereon at the rate specified in Section 14.15 and if Tenant shall default in such payment, Landlord shall have the remedies provided for non-payment of rent or other charges payable hereunder.

9

ARTICLE VIII.

ALTERATIONS

8.1 Landlord’s Approval

Tenant covenants and agrees not to make alterations, additions or improvements to the Premises, except in accordance with plans and specifications therefor first approved by Landlord in writing, which approval shall not 06 unreasonably withheld or delayed. However, Landlord’s determination of matters relating to aesthetic issues relating to alterations, additions or improvements which are visible outside the Premises shall be in Landlord’s sole discretion. Without limiting such standard, Landlord shall not be deemed unreasonable for withholding approval of any alterations, additions or improvements which (i) in Landlord’s opinion might affect any structural or exterior element of the Office Area, any area or element outside of the Premises or any facility or base building mechanical system, or (ii) will require unusual expense to readapt the Premises to normal office use on Lease termination or increase the cost of construction or of insurance or taxes on the Office Area or of the services called for by Section 6.2. Notwithstanding the foregoing, Landlord’s consent shall not be required for any alteration that satisfies all of the following criteria (a “Cosmetic Alteration”): (a) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (b) is not visible from the exterior of the Premises or Office Area; (c) will not affect the Project mechanical, electrical, plumbing and fire/life safety systems or equipment or the structure of the Project; (d) does not require work to be performed inside the walls, below the floor or above the ceiling of the Premises or outside of the Premises and (e) does not exceed a cost of [***]. Cosmetic Alterations shall be subject to all the other provisions of this Article VIII.

Landlord’s review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Landlord that such plans, specifications and work conform with applicable Legal Requirements and requirements of insurers of the Office Area and the other requirements of the Lease with respect to Tenant’s insurance obligations (herein called “Insurance Requirements”) nor impose any liability or obligation upon Landlord with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with applicable Legal Requirements and Insurance Requirements. Further, Tenant acknowledges that Tenant is acting for its own benefit and account, and that Tenant shall not be acting as Landlord’s agent in performing any work in the Premises, accordingly, no contractor, subcontractor or supplier shall have a right to lien Landlord’s interest in the Project in connection with any such work. Within [***] after receipt of an invoice from Landlord, Tenant shall pay to Landlord, as a fee for Landlord’s review of any plans or work, as Additional Rent, an amount equal to the sum of: (i) [***] per hour, plus (ii) third party expenses reasonably incurred by Landlord to review Tenant’s plans and Tenant’s work.

10

8.2 Performance of Work; Governmental Permits and Insurance

Tenant covenants and agrees that any alterations, additions, improvements or installations made by it to or upon the Premises shall be done a good and workmanlike manner and in compliance with all applicable Legal Requirements and Insurance Requirements now or hereafter in force, that materials of first and other case, good quality shall be employed therein, that the structure of the Office Area shall not be endangered or impaired thereby and that the Premises shall not be diminished in value thereby. All of Tenant’s alterations and additions and installations of furnishings shall be coordination with any work being performed by or for Landlord and in such manner to maintain harmonious labor relations and not to damage the Office Area or Project or interfere with Office Area construction or operation and shall be performed by contractors first approved by Landlord. Tenant shall procure all necessary governmental permits before making any repairs, alterations, other improvements or installations. Tenant agrees to save harmless and indemnify Landlord from any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the doing of any such work, except to the extent caused by the negligence or willful misconduct of Landlord or any of its agents, employees or contractors. At Landlord’s election, Tenant shall cause its contractor to maintain: (i) a payment and performance bond in such amount and with such companies as Landlord shall reasonably approve, and (ii) a lien bond, in recordable form, covering all work performed on the Premises. In addition, Tenant shall cause each contractor to carry insurance in accordance with Section 11.3 hereof, as well as comprehensive automobile liability insurance issued on a form at least as broad as ISO Business Auto Coverage form CA 00 01 07 97, or other form providing equivalent coverage, in an amount not less than [***] for each accident, and to deliver to Landlord certificates of all such insurance. Tenant shall also prepare and submit to Landlord a set of as-built plans, in both print and electronic forms, showing such work performed by Tenant to the Premises promptly after any such alterations, improvements or installations are substantially complete and promptly after any wiring or cabling for Tenant’s computer, telephone and other communications systems is installed by Tenant or Tenant’s contractor. Without limiting any of Tenant’s obligations hereunder, Tenant shall be responsible, as Additional Rent, for the costs of any alterations, additions or improvements in or to the Office Area that are required in order to comply with Legal Requirements as a result of any work performed by Tenant. Landlord shall have the right to provide rules and regulations relative to the performance of any alterations, additions, improvements and installations by Tenant hereunder and Tenant shall abide by all such reasonable rules and regulations and shall cause all of its contractors to so abide including, without limitation, payment for the costs of using Office Area services.

8.3 Liens

Tenant covenants and agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees or contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Office Area or the Project and immediately to discharge any such liens which may so attach.

8.4 Nature of Alterations

All work, construction, repairs, alterations, other improvements or installations made to or upon the Premises shall become part of the Premises and shall become the property of Landlord and remain upon and be surrender with the Premises as a part thereof upon the expiration or earlier termination of the Lease Term, except as follows:

(a) All trade fixtures installed by or on behalf of Tenant shall remain the property of Tenant and may be removed by Tenant at any time during the Lease Term and shall be removed by Tenant at the expiration or earlier termination of the Lease Term. Tenant shall repair any damage to the Premises occasioned by the removal of any such property from the Premises.

11

(b) At the expiration or early termination of the Lease Term, Tenant shall remove; (i) any wiring, cables or other installations appurtenant made by or on behalf of Tenant for Tenant’s computer, telephone and other communication systems and equipment whether located in the Premises or in any other portion of the Office Area, including all risers (collectively, “Cable”), unless Landlord notifies Tenant in writing that such Cable shall remain in the Premises, and (ii) any alterations, additions and improvements made by or on behalf of Tenant with Landlord’s consent during the Lease Term for which such removal was made a condition of such consent. At the time Landlord approves any of Tenant’s alterations, additions or improvements Landlord shall notify Tenant which of the subject alterations, additions or improvements, if any, will be required to be removed by Tenant at the end of the Term. If Landlord fails to notify Tenant in writing at the time Landlord approves any of Tenant’s alterations, additions or improvements that Landlord will require the same to be removed by Tenant at the end of the Term, then Tenant shall have no obligation to remove any such alterations, additions or improvements. Upon such removal Tenant shall restore the Premises to their condition prior to such alterations, additions and improvements and repair any damage occasioned by such removal and restoration.

8.5 Increases in Taxes

Tenant shall pay, as Additional Rent, one hundred percent (100%) of any increase in real estate taxes on the Office Area which result solely from alterations, additions or improvements to the Premises made by Tenant if the taxing authority specifically determines such increase results from such alterations, additions or improvements made by Tenant.

ARTICLE IX.

CERTAIN TENANT COVENANTS

Tenant covenants and agrees to the following during the Lease Term and for such further time as Tenant occupies any part of the Premises:

9.1 To pay when due all Annual Fixed Rent and Additional Rent and all charges for utility services rendered to the Premises and service inspections therefor and, as further Additional Rent, all charges for additional and special services rendered pursuant to Section 6.2.

9.2 To use and occupy the Premises for the Permitted Use only, and not to injure or deface the Premises or the Office Area or the Project and not to permit in the Premises any auction sale, flammable fluids or chemicals, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to permit in the Premises anything which would in any way result in the leakage of fluid or the growth of mold, and not to use or devote the Premises or any part thereof for any purpose other than the Permitted Use nor any set thereof which is inconsistent with the maintenance of the Office Area as an office building of the first-class in the quality of its maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or liable to invalidate or increase the premiums for any insurance on the Office Area or its contents or liable to render necessary any alteration or addition to the Office Area. Further, (i) Tenant shall not, nor shall Tenant permits its employees, invitees, agents, independent contractors, contractors, assignees or subtenants to, keep, maintain, store or dispose of (into the sewage or waste disposal system or otherwise) or engage in any activity which might produce or generate any substance which is or may hereafter be classified as a hazardous material, waste or substance (collectively “Hazardous Materials”), under federal, state or local laws, rules and regulations, including, without limitation, 42 U.S.C. Section 6901 et seq., 42 U.S.C. Section 9601 et seq., 42 U.S.C. Section 2601 et seq., 49 U.S.C. Section 1802 et seq. and Massachusetts General Laws, Chapter 21E and the rules and regulations promulgated under any of the foregoing, as such laws, rules and regulations may be amended from time to time (collectively “Hazardous Materials Laws”), provided that Tenant may use and store customary cleaning and office supplies in accordance with applicable Hazardous Materials Laws, (ii) Tenant shall immediately notify Landlord of any incident in, on or about the Premises, the Office Area or the Project that would require the filing of a notice under any Hazardous Materials Laws, (iii) Tenant shall comply and shall cause its employees, invitees, agents, independent contractors, contractors, assignees and subtenants to comply with each of the foregoing and (iv) Landlord shall have the right to make such inspections (including testing) as Landlord shall elect from time to time to determine that Tenant is complying with the foregoing.

12

9.3 Not to obstruct in any manner any portion of the Office Area not hereby leased or any portion thereof or of the Project used by Tenant in common with others; not without prior consent of Landlord to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with all reasonable rules and regulations now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Office Area and the Project and their facilities and approaches, but Landlord shall not be liable to Tenant for the failure of other occupants of the Office Area to conform to such rules and regulations.

9.4 Not to place a load upon any floor in the Premises exceeding the live load (including partitions) per square foot of floor area for which the Office Area is designed; and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize. Tenant’s business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant’s expense in settings sufficient to absorb and prevent vibration or noise that may be transmitted to the Office Area structure or to any other space in the Office Area.

9.5 To pay promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed.

9.6 To pay, as Additional Rent, all reasonable costs, counsel and other fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease or in connection with any bankruptcy case involving Tenant or any guarantor.

9.7 To comply with all Legal Requirements now or hereafter in force relating to or as a result of the use or occupancy of the Premises; provided that Tenant shall not be required to make any alterations or additional to the structure, roof, exterior and load bearing walls, foundation, structural floor slabs and other structural elements of the Office Area unless the same as a required by such Legal Requirements as a result o for in connection with Tenant’s use or occupancy of the Premises beyond normal use of space of this kind.

9.8 In order to reduce peak hour trip generation of employees at the Project, Landlord encourages all employers at the Project to adopt flexible work schedules for its employees. Landlord encourages all employers at the Project to participate in the Corporate Pass Program of the Massachusetts Bay Transit Authority which is designed to encourage the use of mass transit by persons working in Boston. As of June 1988, one hundred and twenty-five greater Boston companies provided subsidies for the purchase by their employees of monthly transit passes through this program with subsidies ranging from 10% to 100% of the cost of the transit pass. The provision of transit pass subsidies may also offer certain benefits to employers under tax law. Landlord encourages (but does not require) all employers at the Project to participate in this program and to inform their employees of the benefits of using monthly transit passes.

13

9.9 Any vendors engaged by Tenant to perform services in or to the Premises shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations and not to damage the Office Area or Project or interfere with Office Area construction or operation and shall be performed by vendors first approved by Landlord.

9.10 As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned, controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Tenant (and any person, group, or entity which Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed an Event of Default by Tenant under Section 13.1(d) of this Lease and shall be covered by the indemnity provision of Section 11.1 below, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease.

9.11 Tenant shall restrict its hours of accepting or dispatching high volume deliveries and shipments to those approved in advance by Landlord, and shall fully cooperate with Landlord in coordination said shipments with the postal authorities and other tenants in the Project, in order to ensure harmonious and coordinated operation of the Project. All deliveries shall be made at the designated loading docks or mailrooms (as applicable). Tenant hereby acknowledges a general prohibition against deliveries by trucks arriving or departing between the hours of 11:30 AM to 1:30 AM, 4:30 PM to 8:30 PM, and 11:00 PM to 7:00 AM without Landlord’s prior written approval (such approval not to be unreasonably withheld or delayed). Absent Landlord’s direct negligence or willful misconduct or breach of this Lease, Landlord shall not be liable for any damage, loss or theft of Tenant’s goods, merchandise, mail, or personalty arising, from deliveries to the Premises by means of any portions of the buildings, the loading docks, elevators, or other common areas.

ARTICLE X.

ASSIGNMENT AND SUBLETTING

Tenant covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Tenant’s interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises, or to permit occupancy of the Premises or any part thereof by anyone other than the Tenant. Any assignment, mortgage, pledge, occupancy arrangement, hypothecation, transfer or subletting without Landlord’s express consent shall be void, ab initio; shall be of no force and effect; and shall confer no rights on or in favor of third parties; and, at Landlord’s sole option, shall constitute a default of Tenant entitling Landlord to exercise its remedies in the event of default hereunder by Tenant. In addition, Landlord shall be entitled to seek specific performance of, and other equitable relief with respect to, the provisions of this Article X. In no event shall any assignment, subletting or transfer, including a Permitted Transfer, release or relieve Tenant from any obligation under this Lease, and Tenant shall remain primarily liable for the performance of the tenant’s obligations under this Lease, as amended from time to time.

14

Notwithstanding the foregoing, Tenant may assign its entire interest under this Lease to a successor to Tenant by merger, consolidation or reorganization or assign this Lease to a purchaser of all or substantial!} all of Tenant’s stock or assets without the consent of Landlord, provided that all of the following conditions are satisfied (a “Permitted Transfer”): (1) Tenant is not in default under this Lease (beyond any applicable notice and cure periods); (2) such transfer is being made for a legitimate independent business purpose and not for the purpose of transferring this Lease; (3) Tenant’s successor shall own all or substantially all of the assets of Tenant; (4) Tenant’s successor shall have a net worth (using generally accepted accounting principles consistently applied and using the most recent financial statements) which is at least equal to the greater of Tenant’s net worth at the date of this Lease or Tenant’s net worth as of the day prior to the proposed purchase, consolidation or reorganization; and (5) Tenant shall give Landlord written notice at least [***] prior to the effective date of the proposed purchase, merger, consolidation or reorganization subject to any legal restrictions as to the timing of such notice). Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement.

ARTICLE XI.

INDEMNITY AND INSURANCE

11.1 Tenant’s Indemnity

(a) Indemnity. To the maximum extent permitted by law and subject to Section 11.9 below, Tenant waives any right to contribution against the Landlord Parties (as hereinafter defined) and agrees to indemnify and save harmless the Landlord Parties from and against all claims of whatever nature arising from or claimed to have arisen from (i) any act, omission or negligence of the Tenant Parties (as hereinafter defined); (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in or about the Premises from the earlier of (A) the date on which any Tenant Party first enters the Premises for any reason or (B) the Commencement Date, and thereafter throughout and until the end of the Lease Term, and after the end of the Lease Term for so long after the end of the Lease Term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereof, except to the extent caused by the negligence or willful misconduct of the Landlord Parties; (iii) any accident, injury or damage whatsoever occurring outside the Premises but within the Office Area or the garage, or on common areas of the Project, where such accident, injury or damage results, or is claimed to have resulted, from any negligence or willful misconduct on the part of any of the Tenant Parties; or (iv) any breach of this Lease by Tenant. Tenant shall pay such indemnified amounts as they are incurred by the Landlord Parties. This indemnification shall not be construed to deny or reduce any other rights or obligations of indemnity that any of the Landlord Parties may have under this Lease or the common law.

15

(b) No limitation. The indemnification obligations under this Section 11.1 shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant or any subtenant or other occupant of the Premises under workers’ compensation acts, disability benefit acts, or other employee benefit acts. Tenant waives any immunity from or limitation on its indemnity or contribution liability to the Landlord Parties based upon such acts. The terms of this Section 11.1 shall survive any termination or expiration of this Lease.

(c) Costs. The indemnity and hold harmless agreements contained herein shall include indemnity for all costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Landlord Parties or the Tenant Parties, as applicable, in connection with any such claim or any action or proceeding brought thereon, and the defense thereof. In addition, in the event that any action or proceeding shall be brought against one or more Landlord Parties by reason of any such claim, Tenant, upon request from the Landlord Party, shall resist and defend such action or proceeding on behalf of the Landlord Party by counsel appointed by Tenant’s insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to the Landlord Party. The Landlord Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Landlord Parties.

11.2 Tenant’s Risk

Tenant agrees to use and occupy the Premises, and to use such other portions of the Office Area and the Project as Tenant is given the right to use by this Lease at Tenant’s own risk. Except to the extent caused by the negligence or willful misconduct of Landlord or any of the Landlord Parties, the Landlord Parties shall not be liable to the Tenant Parties for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to a Tenant Party’s business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Office Area or the Project, any fire, robbery, theft, mysterious disappearance, or any other crime or casualty, the actions of any other tenants of the Office Area or of any other person or persons, or any leakage in any part or portion of the Premises or the Office Area or the Project, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Office Area or the Project, or from drains, pipes or plumbing fixtures in the Office Area or the Project. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of the Tenant Party, and neither the Landlord Parties nor their insurers shall in any manner be held responsible therefor. The Landlord Parties shall not be responsible or liable to a Tenant Party, or to those claiming by, through or under a Tenant Party, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Office Area or otherwise.

16

11.3 Tenant’s Insurance

(a) Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout and until the end of the Lease Term, and after the end of the Lease Term for so long as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, a policy of commercial general liability insurance, on an occurrence basis, issued on a form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 10 01 or another Commercial General Liability “occurrence” form providing equivalent coverage. Such insurance shall include broad form contractual liability coverage, specifically covering but not limited to the indemnification obligations undertaken by Tenant in this Lease. The minimum limits of liability of such insurance shall be [***] per occurrence. In addition, in the event Tenant hosts a function in the Premises, Tenant agrees to obtain, and cause any persons or parties providing services for such function to obtain, the appropriate insurance coverages as determined by Landlord (including liquor liability coverage, if applicable) and provide Landlord with evidence of the same.

(b) Tenant shall maintain at all times during the Term of the Lease, and during such earlier time as Tenant may be performing work in or to the Premises or have property, fixtures, furniture, equipment, machinery, goods, supplies, wares or merchandise on the Premises, and containing thereafter so long as the Tenant is in occupancy of any part of the Premises, business interruption insurance and insurance against loss or damage covered by the so-called “all risk” type insurance coverage with respect to Tenant’s property, fixtures, furniture, equipment, machinery, goods, supplies, wares and merchandise, and all alterations, improvements and other modifications made by or on behalf of the Tenant in the Premises, and other property of Tenant located at the Premises, which are permitted to be removed by Tenant at the expiration or earlier termination of the Lease Term except to the extent paid for by Landlord (collectively “Tenant’s Property”). The business interruption insurance required by this Section 11.4 shall be in minimum amounts typically carried by prudent tenants engaged in similar operations, but in no event shall be in an amount less than the Annual Fixed Rent then in effect during any Lease Year, plus any Additional Rent due and payable for the immediately preceding Lease Year. The “all risk” insurance required by this section shall be in an amount at least equal to the full replacement cost of Tenant’s Property. In addition, during such time as Tenant is performing work in or to the Premises. Tenant, at Tenant’s expense, shall also maintain, or shall cause its contractor(s) to maintain, builder’s risk insurance for the full insurable value of such work. Landlord and such additional persons or entities as Landlord may reasonably request shall be named as loss payees, as their interests may appear, on the policy or policies required by this Lease. In the event of loss or damage covered by the “all risk” insurance required by this Lease, the responsibilities for repairing or restoring the loss or damage shall be determined in accordance with Article XII. To the extent that Landlord is obligated to pay for the repair or restoration of the loss or damage covered by the policy, Landlord shall be paid the proceeds of the “all risk” insurance covering the loss or damage. To the extent Tenant is obligated to pay for the repair or restoration of the loss or damage, covered by the policy, Tenant shall be paid the proceeds of the “all risk” insurance covering the loss or damage. If both Landlord and Tenant are obligated to pay for the repair or restoration of the loss or damage covered by the policy, the insurance proceeds shall be paid to each of them in the pro rata proportion of their obligations to repair or restore the loss or damage. If the loss or damage is not repaired or restored (for example, if the Lease is terminated pursuant to Article XII), the insurance proceeds shall be paid to Landlord and Tenant in the pro rata proportion of their relative contributions to the cost of the leasehold improvements covered by the policy.

17

(c) Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout the end of the Term, and after the end of the Term for so long after the end of the Term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, (1) worker’s compensation insurance; and (2) employer’s liability insurance. Such worker’s compensation insurance shall carry minimum limits as defined by the law of the jurisdiction in which the Premises are located (as the same may be amended from time to time). Such employer’s liability insurance shall be in an amount not less than [***] for each accident, [***] disease-policy limit, and [***] disease-each employee.

11.4 Requirements for Tenant’s Insurance

All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies that are admitted to do business, and are in good standing in the Commonwealth of Massachusetts and that have a rating of at least “A” and are within a financial size category of not less than “Class X” in the most current Best’s Key Rating Guide or such similar rating as may be reasonable selected by Landlord. All such insurance shall: (1) be acceptable in form and content to Landlord; (2) be primary and noncontributory; and (3) contain an endorsement prohibiting cancellation, failure to renew, reduction of amount of insurance, or charge in coverage without the insurer first giving Landlord [***] prior written notice (by certified or registered mail, return receipt requested, or by fax or email) of such proposed action. No such policy shall contain any deductible or self-insured retention greater than [***]. Such deductibles and self-insured retentions shall be deemed to be “insurance” for purpose of the waiver in Section [__] below. In the event Tenant shall fail to obtain or maintain any insurance meeting the requirements of this Article, or to deliver such policies or certificates as required by this Article, Landlord may, at its option, on [***] notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within [***] after deliver to Tenant of bills therefor.

11.5 Additional Insured

The commercial general liability insurance carried by Tenant pursuant to this Lease, and any additional liability insurance carried by Tenant pursuant to Section 11.3 of this Lease, shall name Landlord, Landlord’s managing agent, and such other Persons as Landlord may reasonably request from time to time as additional insureds with respect to liability arising out of or related to this Lease or the operations of Tenant (collectively “Additional Insureds”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. Such insurance shall also waive any right of subrogation against each Additional Insured.

18

11.6 Certificates of Insurance

On or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, Tenant shall furnish Landlord with certificates evidencing the insurance coverage required by this Lease, and renewal certificates shall be furnished to Landlord at least annually thereafter, and at least [***] prior to the expiration date of each policy for which a certificate was furnished. Failure by the Tenant to provide the certificates or letters required by this Section 11.6 shall not be deemed to be a waiver of the requirements in this Section 11.6. Upon request by Landlord, a true and complete copy of any insurance policy required by this Lease shall be delivered to Landlord within [***] following Landlord’s request.

11.7 No Violation of Building Policies

Tenant shall not commit or permit any violation of the policies of fire, boiler, sprinkler, water damage or other insurance covering the Project and/or the fixtures, equipment and property therein carried by Landlord, or do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which in case of an} of the foregoing (i) would result in termination of any such policies, (ii) would adversely affect Landlord’s right of recovery under any of such policies, or (iii) would result in reputable and independent insurance companies refusing to insure the Project or the property of Landlord in amounts reasonably satisfactory to Landlord.

11.8 Tenant to Pay Premium Increases

If, because of anything done, causes or permitted to be done, or omitted by Tenant ( or its subtenant or other occupants of the Premises), the rates for liability, fire, boiler, sprinkler, water damage or other insurance on the Project and equipment of Landlord shall be higher than they otherwise would be, Tenant shall reimburse Landlord upon demand for the additional insurance premiums thereafter paid by Landlord because of the aforesaid reasons.

11.9 Waiver of Subrogation

The parties hereto waive and release any and all rights of recovery against the other, and the other or to make any claim against the other, and in the case of Landlord, against all “Tenant Parties” (hereinafter defined), and in the case of Tenant, against all “Landlord Parties” (hereinafter defined, for any loss or damage incurred by the waiving/releasing party to the extent such loss or damage is insured under any insurance policy required by this Lease or which would have been so insured had the party carried the insurance it was required to carry hereunder. Tenant shall obtain from its subtenants and other occupants of the Premises a similar waiver and release of claims against any or all of Tenant or Landlord. In addition, the parties hereto (and in the case of Tenant, its subtenants and other occupants of the Premises) shall procure an appropriate clause in, or endorsement on, any insurance policy required by this Lease pursuant to which the insurance company waives subrogation. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this section. The parties hereto covenant that no insurer shall hold any right of subrogation against the parties hereto by virtue of such insurance policy.

The term “Landlord Party” or “Landlord Parties” shall mean Landlord, any affiliate of Landlord, Landlord’s managing agents for the Office Area, each mortgagee (if any), each ground lessor (if any), and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents or representatives. For the purposes of this Lease, the term “Tenant Party” or “Tenant Parties” shall mean Tenant, any affiliate of Tenant, any permitted subtenant or any other permitted occupant of the Premises, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives.

19

11.10 Tenant s Work

During such times as Tenant is performing work or having work or services performed in or to the Premises, Tenant shall require its contractors, and their subcontractors of all tiers, to obtain and maintain commercial general liability, automobile, workers compensation, employer’s liability, builder’s risk, and equipment/property insurance in such amounts and on such terms as are reasonably satisfactory to Landlord. Such insurance shall also waive any right of subrogation against each Additional Insured. Tenant shall obtain and submit to Landlord, prior to the earlier of (i) the entry onto the Premises by such contractors or subcontractors or (ii) commencement of the work or services, certificates of insurance evidencing compliance with the requirements of this section.

11.11 Landlord’s Indemnity

To the maximum extent permitted by law and subject to Section 11.9 above, except to the extent arising or resulting from the negligence or willful misconduct of any Tenant Party, Landlord agrees to indemnify and save harmless the Tenant Parties from and against all claims of whatever nature arising from or claimed to have arisen from any accident, injury or damage whatsoever occurring, where such accident, injury or damage results from any negligence or willful misconduct on the part of any Landlord Party.

11.12 Landlord’s Insurance

Landlord shall maintain insurance against loss or damage with respect to the Office Area on an “all risk” type insurance form, with customary exceptions, subject to such deductibles as Landlord may determine, in an amount equal to at least the replacement value of the Office Area. Landlord shall also maintain such instance with respect to any improvements, alterations, and fixtures of Tenant located at the Premises to the extent paid for by Landlord. Such insurance shall be maintained with an insurance company selected by Landlord. Payment for losses thereunder shall be made solely to Landlord. Any or all of Landlord’s insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord under its insurance program for its portfolio of properties, or by Landlord or any affiliate of Landlord under a program of self-insurance. Landlord shall not be obligated to insure, and shall not assume any liability of risk of loss for, Tenant’s Property, including any such property or work of Tenant’s subtenants or occupants. Landlord will also have no obligation to carry insurance against, nor be responsible for, any loss suffered by Tenant, subtenants or other occupants due to interruption of Tenant’s or any subtenant’s or occupant’s business.

20

ARTICLE XII.

FIRE, CASUALTY AND TAKING

12.1 Damage Resulting from Casualty

If all or any portion of the Premises becomes untenantable by fire or other casualty to the Premises (collectively a “Casualty”), Landlord, with reasonable promptness, shall provide Tenant with a good faith written estimate of the amount of time required using standard working methods to substantially complete the repair and restoration of the Premises and any portion of the Office Area necessary to provide access to the Premises. If such estimate indicates that the Premises or any portion of the Office Area necessary to provide access to the Premises cannot be made tenantable within [***] from the date the repair is started, then either party shall have the right to terminate this Lease upon written notice to the other within [***] after receipt of the estimate. Tenant, however, shall not have the right to terminate this Lease if the Casualty was caused by the negligence or intentional misconduct of Tenant or any Tenant Parties. In addition, Landlord, by notice to Tenant within [***] after the date of the Casualty, shall have the right to terminate this Lease if: (1) the Premises have been materially damaged and there is less than two (2) years of the Term remaining on the date of the Casualty; (2) any mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (3) a material uninsured loss to the Office Area occurs.

If this Lease is not terminated, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, restore the Premises and any portion of the Office Area necessary to provide access to the Premises. Such restoration shall be substantially the same condition that existed prior to the Casualty, except for modifications required by Legal Requirements or any other modifications to the common areas deemed desired by the Landlord. Upon notice from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all property insurance proceeds payable to Tenant under Tenant’s insurance with respect to any alterations, improvements or installations performed by or for the benefit of Tenant; provided if the estimated cost to repair such alterations, improvements or installations exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, the excess cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repairs. Within [***] of demand, Tenant shall also pay Landlord for any additional excess costs that are determined during the performance of the repairs. Landlord shall not be liable for any inconvenience to Tenant, or injury to Tenant’s business resulting in any way from the Casualty or the repair thereof. Provided that there exists no Event of Default, during any period of time that all or a material portion of the Premises is rendered untenantable as a result of a Casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant.

21

12.2 Taking

Either party may terminate this Lease if any material part of the Premises is taken or condemned for any public or quasi-public use under Legal Requirements, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would have a material adverse effect on Landlord’s ability to profitably operate the remainder of the Building. The terminating party shall provide written notice of termination to the other party within [***] after it first receives notice of the Taking. The termination shall be effective on the date the physical taking occurs. If this Lease is not terminated, Fixed Rent shall be appropriately adjusted to account for any reduction in the square footage of the Building or Premises. All compensation awarded for a Taking shall be the property of Landlord. The right to receive compensation or proceeds is expressly waived by Tenant; however, Tenant may file a separate claim for Tenant’s property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the amount of Landlord’s award. If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord, with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking.

ARTICLE XIII.

DEFAULT

13.1 Tenant’s Default

This Lease and the term of this Lease are subject to the limitation that Tenant shall be in default if, at any time during the Lease Term any one or more of the following events (here in called an “Event of Default” a “default of Tenant” or similar reference) shall occur and not be cured prior to the expiration of the grace period (if any) herein provided, as follows:

(a) Tenant shall fail to pay any installment of the Annual Fixed Rent, or any Additional Rent or any other monetary amount due under this Lease on or before the date on which the same becomes due and payable and such default shall continue for [***] after written notice from Landlord; provided that no such notice shall be required if Tenant has received a similar notice more than two (2) times within three hundred sixty-five (365) days prior to such violation or failure; or

(b) Tenant shall assign its interest in this Lease or sublet any portion of the Premises in violation of the requirements of Article X of this Lease; or

(c) Tenant shall fail to perform or observe some term or condition of this Lease which, because of its character, would immediately jeopardize Landlord’s interest (such as, but without limitation, failure to maintain general liability insurance, or the employment of labor and contractors within the Premises which interfere with Landlord’s work, in violation of Sections 8.2, 9.2 or 9.9 or a failure to observe the requirements of Section 9.2), and such failure continues for [***] after written notice from Landlord to Tenant thereof; or

(d) Tenant shall fail to perform or observe any other requirement, term, covenant or condition of this Lease (not hereinabove in this Section 13.1 specifically referred to) on the part of Tenant to be performed or observed and such failure shall continue for thirty (30) days after written notice thereof from Landlord to Tenant, or if said default shall reasonably require longer than [***] to cure, if Tenant shall fail to commence to cure said default within [***] after notice thereof and/or fail to continuously prosecute the curing of the same to completion with due diligence; or

(e) The estate hereby created shall be taken on execution or by other process of law; or

22

(f) Tenant becomes insolvent, makes a transfer in fraud of creditors, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts when due or forfeits or loses its right to conduct business; or

(g) Tenant otherwise abandons or vacates the Premises for [***] (other than for purposes of conducting repairs or improvements).

13.2 Termination; Re-Entry

Upon the happening of any one or more of the aforementioned Events of Default (notwithstanding any license of a former breach of covenant or waiver of the benefit hereof or consent in a former instance), Landlord or Landlord’s agents or servants may give to Tenant a notice (hereinafter called “notice of termination”) terminating this Lease on a date specified in such notice of termination (which shall be not be less than [***] after the date of the mailing of such notice of termination), and this Lease and the Lease Term, as well as any and all of the right, title and interest of the Tenant hereunder, shall wholly cease and expire on the date set forth in such notice of termination (Tenant hereby waiving any rights of redemption) in the same manner and with the same force and effects as if such date were the date originally specified herein for the expiration of the Lease Term, and Tenant shall then quit and surrender the Premises to Landlord.

In addition or as an alternative to the giving of such notice of termination, Landlord or Landlord’s agents or servants may, by any suitable action or proceeding at law, immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, servants, licensees, and any subtenants and other persons, and all or any of its property therefrom, and repossess and enjoy the Premises, together with all additions, alterations and improvements thereto; but, in any event under this Section 13.2, Tenant shall remain liable as hereinafter provided.

The words “re-enter” and “re-entry” as used throughout this Article XIII are not restricted to their technical legal meanings.

13.3 Continued Liability; Re-Letting

If this Lease is terminated or if Landlord shall re-enter the Premises as aforesaid, or in the event of the termination of this Lease, or of re- entry, by or under any proceeding or action or any provision of law by reason of an Event of Default hereunder on the part of Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Annual Fixed Rent, all Additional Rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Lease Term, or for the whole thereof, but, in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all reasonable expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner:

23

Amounts received by Landlord after reletting shall first be applied against such Landlord’s expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant’s liability prior to any such reletting and such recovery not in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant’s obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, Tenant shall not be entitled to any credit of any kind for any period after the date when the term of this Lease is scheduled to expire according to its terms.

Landlord agrees to use reasonable efforts to relet the Premises after Tenant vacates the same in the event this Lease is terminated based upon an Event of Default by Tenant hereunder. The marketing of the Premises in a manner similar to the manner in which Landlord markets other premises within Landlord’s control within the Office Area shall be deemed to have satisfied Landlord’s obligation to use “reasonable efforts” hereunder in no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenant for the Premises until Landlord obtains full and complete possession of the Premises (including, without limitation, the final and unappealable legal right to relet the Premises free of any claim of Tenant), (ii) relet the Premises before leasing other vacant space in the Office Area, or (iii) lease the Premises for a rental less than the current fair market rent then prevailing for similar office space in the Office Area.

13.4 Liquidated Damages

Landlord may elect, as an alternative, to have Tenant pay liquidated damages, which Tenant at any time after the termination of this Lease under Section 13.2, above, and whether or not Landlord shall have collected any damages as hereinbefore provided in this Article XIII, and in lieu of all other such damages beyond the date of such notice. Upon such notice, Tenant shall promptly pay to Landlord, as liquidated damages, in addition to any damages collected or due from Tenant from any period prior to such notice and all expenses which Landlord may have incurred with respect to the collection of such damages, such a sum as at the time of such notice represents the amount of the excess, if any, of (a) the discounted present value, at a discount rate of [***], of the Annual Fixed Rent, Additional Rent and other charges which would have been payable by Tenant under this Lease for the remainder of the Lease Term if the Lease terms had been fully complied with by Tenant, over and above (b) the discounted present value, at a discount rate of [***], of the Annual Fixed Rent, Additional Rent and other charges that would be received by Landlord if the Premises were released at the time of such notice for the remainder of the Lease Term at the fair market value (including provisions regarding periodic increases in Annual Fixed Rent if such are applicable) prevailing at the time of such notice as reasonably determined by Landlord.

Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeds in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

24

In lieu of any other damages or indemnity and in lieu of the recovery by Landlord of all sums payable under all the foregoing provisions of this Section 13.4, Landlord may elect to collect from Tenant, by notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in this Article XIII or otherwise terminated by breach of any obligation of Tenant and before such full recovery, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the sum of the Annual Fixed Rent and all Additional Rent payable for the six (6) months ended next prior to the such termination (or such lesser amount if less than six (6) months remains) plus the amount of Annual Fixed Rent and Additional Rent of any kind accrued and unpaid at the time of such election plus any and all expenses which the Landlord may have incurred for and with respect to the collection of any of such rent.

13.5 Waiver of Redemption

Tenant, for itself and any and all persons claiming through or under Tenant, including its creditors, upon the termination of this Lease and the terms of this Lease in accordance with the terms hereof, or in the event of entry of judgment for the recovery of the possession of the Premises in any action or proceeding, or if Landlord shall enter the Premises by process of law or otherwise, hereby waives any right of redemption provided or permitted by any statute, law or decision now or hereafter in force, and does hereby waive, surrender and give up all rights or privileges which it or they may or might have under and by reason of any present or future law or decision, to redeem the Premises or for a continuation of this Lease for the term of this Lease hereby demised after having been dispossessed or ejected therefrom by process of law, or otherwise.

13.6 Landlord’s Default

Landlord shall in no event be in default in the performance of any of Landlord’s obligations hereunder unless and until Landlord shall have failed to perform such obligations within [***], or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation. Tenant shall not assert any right to deduct the cost of repairs or any monetary claim against Landlord from rent thereafter due and payable, but shall look solely to Landlord for satisfaction of such claim.

25

ARTICLE XIV.

MISCELLANEOUS PROVISIONS

14.1 Waiver

Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of its rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord’s or Tenant’s consent or approval to or of any subsequent similar act by the other. No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant. Further, the acceptance by Landlord of Annual Fixed Rent, Additional Rent or any other charges paid by Tenant under this Lease shall not be or be deemed to be a waiver by Landlord of any default by Tenant, whether or not Landlord knows of such default, except for such defaults as to which such payment relates.

14.2 Cumulative Remedies

Except as expressly provided in this Lease, the specific remedies to which Landlord and Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress which they may be lawfully entitled to seek in case of any breach or threatened breach of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to seek specific performance of any such covenants, conditions or provisions, provided, however, that the foregoing shall not be construed as a confession of judgement by Tenant.

14.3 Quiet Enjoyment

This Lease is subject and subordinate to all matters of record. Landlord agrees that, upon Tenant’s paying the Annual Fixed Rent, Additional Rent and other charges herein reserved, and performing and observing the covenants, conditions and agreements hereof upon the part of Tenant to be performed and observed, Tenant shall and may peaceably hold and enjoy the Premises during the term of this Lease (exclusive of any period during which Tenant is holding over after the expiration or termination of this Lease without the consent of Landlord), without interruption or disturbance from Landlord or persons claiming through or under Landlord, subject, however, to the terms of this Lease. This covenant shall be construed as running with the land to and against subsequent owners and successors in interest, and is not, nor shall it operate or be construed as, a personal covenant of Landlord, except to the extent of the Landlord’s interest in the Premises, and this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and upon such subsequent owners or successors in interest of Landlord’s interest under this Lease, including ground or master lessees, to the extent of their respective interests, as and when they shall acquire same and then only for so long as they shall retain such interest.

26

14.4 Surrender

No act or thing done by Landlord during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys of the Premises as an acceptance of a surrender of the Premises prior to the termination of this Lease; provided, however, that the foregoing shall not apply to the delivery of keys to Landlord or its agents in its (or their) capacity as managing agent or for purpose of emergency access. In any event, however, the delivery of keys to any employee of Landlord or of Landlord’s agents shall not operate as a termination of the Lease or a surrender of the Premises. Upon the expiration or earlier termination of the Lease Term, Tenant shall surrender the Premises to Landlord in the condition as required by Sections 7.1 and 8.4, first removing all goods and effects of Tenant and completing such other removals as may be permitted or required pursuant to Section 8.4.

14.5 Brokerage

Tenant warrants and represents that Tenants has not dealt with any broker in connection with the consummation of this Lease other than the broker, person or firm designated in Section 1.2 hereof; and in the event any claim is made against the Landlord relative to dealings with brokers other than the broker designated in Section 1.2 hereof, Tenant shall defend the claim against Landlord with counsel of Landlord’s selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Lease other than the broker, person or firm designated in Section 1.2 hereof; and in the event any claim is made against Tenant relative to dealings with brokers other than the broker designated in Section 1.2 hereof, Landlord shall defend the claim against Tenant with counsel of Tenant’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord agrees that it shall be solely responsible for the payment of brokerage commissions to the broker, person or firm designated in Section 1.2 hereof.

14.6 Recording; Confidentiality

Each of Landlord and Tenant agree not to record this Lease. Tenant agrees that this Lease and the terms contained herein will be treated as strictly confidential and except as required by law (or except with the written consent of Landlord) Tenant shall not disclose the same to any third party except for Tenant’s partners, lenders, accountants and attorneys who have been advised of the confidentiality provisions contained herein and agree to be bound by the same. In the event Tenant is required by law to provide this Lease or disclose any of its terms, Tenant shall give Landlord prompt notice of such requirement prior to making disclosure so that Landlord may seek an appropriate protective order. If failing the entry of a protective order Tenant is compelled to make disclosure, Tenant shall only disclose portions of the Lease which Tenant is required to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to the information so disclosed.

27

14.7 Notices and Time for Action

Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notices shall be in writing and shall be sent by hand, registered or certified mail, or overnight or other commercial courier, postage or delivery charges, as the case may be, prepaid as follows:

If intended for Landlord, addressed to Landlord at the address set forth on the first page of this lease to the attention of General Counsel, and copies in like fashion to:

[***]

If intended for Tenant, addressed to Tenant at the address set forth in Article I of this Lease except that from and after the Commencement Date the address of Tenant shall be the Premises (or to such other address or addresses may from time to time hereafter be designated by Tenant by like notice).

Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused receipt is refused, notice shall be effective upon the first occasion that such receipt is refused, (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted (iii) if notice address is a post office box number, notice shall be effective the day after such notice is sent as provided hereinabove or (iv) if the notice is to a foreign address, notice shall be effective [***] after such notice is sent as provided hereinabove. Any notice given by an attorney on behalf of Landlord or by Landlord’s managing agent shall be considered as given by Landlord and shall be fully effective. Time is of the essence with respect to any and all notices and periods for giving of notice or taking any action thereto under this Lease.

14.8 Subordination

This Lease is and shall be subject and subordinate to all ground and underlying leases and to the liens of all mortgages or deeds of trust which may now or hereafter affect or encumber the Building or the Property and to all renewals, modifications, consolidation, replacements or extensions thereof. This paragraph shall be self operative and no further instrument of subordination shall be required. In confirmation of any such subordination, Tenant shall at Landlord’s request execute within [***] after receipt, any appropriate certificate or other document that Landlord may reasonably request. Tenant hereby constitutes and appoints Landlord as Tenant’s attorney in fact to execute any such certificate or other document for or on behalf of Tenant if Tenant does not execute said certificate or document within [***] from receipt thereof. Notwithstanding the foregoing to the contrary, any ground lessor, mortgage holder or beneficiary of a deed of trust may, at its option, subordinate the lien of its respective ground lease, mortgage or deed of trust to this Lease by giving Tenant [***] prior written notice of such election, whereupon this Lease shall, irrespective of dates of execution, delivery and recording, be superior to such ground lease, mortgage or deed of trust and no other documentation shall be necessary to effect such change.

28

Tenant agrees that in the event that any proceedings are brought for the foreclosure of any mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such purchaser and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that such purchaser shall not be liable in any way to Tenant for any act or omission, neglect or default on Landlord’s part under this Lease or be responsible for any monies owing by or on deposit with Landlord to Tenant’s credit or be subject to any rental credit, offset or abatement theretofore accruing to Tenant. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant’s agreement to attorn, as aforesaid. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed.

Notwithstanding the foregoing, Landlord will use reasonable efforts to obtain a so-called subordination, non-disturbance attornment agreement from the existing and any future mortgage holder of the Project, which agreement shall be on such mortgage holder’s standard form of agreement; provided, however, that if, despite such reasonable efforts, Landlord is unable to obtain such agreement such failure shall not constitute a default by Landlord under this Lease.

14.9 Notice to Mortgagee and Ground Lessor

After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord as ground lessee, which includes the Premises as a part of the leased premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor at the address as specified in said notice (as it may from time to time be changed), and the curing of any of Landlord’s defaults by such holder or ground lessor within a reasonable time after such notice (including a reasonable time to obtain possession of the premises if the mortgagee or ground lessor elects to do so) shall be treated as performance by Landlord. For the purposes of this Section 14.9, the term “mortgage” includes a mortgage on a leasehold interest of Landlord (but not one on Tenant’s leasehold interest).

14.10 Status Report

Recognizing that Landlord may find it necessary to establish to third parties, such as accountants, banks, potential or existing mortgagees, potential purchasers or the like, the then current status of performance hereunder, Tenant, within [***] after the request of Landlord made from time to time, will furnish to Landlord, or any existing or potential holder of any mortgage encumbering the Premises, the Office Area or the Project, or any potential purchaser of the Premises, the Office Area, or the Project (each an “Interested Party”) a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease.

29

14.11 Self-Help

If Tenant shall at any time fail to make any payment or perform any act which Tenant is obligated to make or perform under this Lease and (except in the case of emergency) if the same continues unpaid or unperformed beyond applicable grace periods, then Landlord may, but shall not be obligated so to do, after [***] written notice to and demand upon Tenant, or without notice to or demand upon Tenant in the case of any emergency, and without waiving, or releasing Tenant from, any obligations of Tenant in this Lease contained, make such payment or perform such act which Tenant is obligated to perform under this Lease in such manner and to such extent as may be reasonably necessary, and, in exercising any such rights, pay any costs and expenses, employ counsel and incur and pay reasonable attorneys’ fees. All sums so paid by Landlord and all reasonable and necessary costs and expenses of Landlord incidental thereto, together with interest thereon at the annual rate equal to the sum of (a) the Base Rate from time to time announced by Bank of America, N.A, or its successor as its Base Rate and (b) [***] (but in no event greater than the maximum rate permitted by applicable law), from the date of the making of such expenditures by Landlord, shall be deemed to the Additional Rent and, except as otherwise in this Lease expressly provide, shall be payable to the Landlord on demand, and if not promptly paid shall be added to any rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Annual Fixed Rent.

14.12 Holding Over

Any holding over by Tenant after the expiration of the term of this Lease shall be treated as a tenancy at sufferance and shall be on the terms and conditions as set forth in this Lease, as far as applicable except that Tenant snail pay as a use and occupancy charge an amount equal to [***] of the Annual Fixed Rent and Additional Rent calculated (on a daily basis) at the highest rate payable under the terms of this Lease for the period measured from the day on which Tenant’s hold-over commences and terminating on the day on which Tenant vacates the Premises. In addition, Tenant shall save Landlord, its agents and employees harmless and will exonerate, defend and indemnify Landlord, its agents and employees from and against any and all damages which Landlord may suffer on account of Tenant’s hold-over in the Premises after the expiration or prior termination of the term of this Lease. Nothing in the foregoing nor any other term or provision of this Lease shall be deemed to permit Tenant to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term. All property which remains in the Office Area or the Premises after the expiration or termination of this Lease shall be conclusively deemed to be abandoned and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, then Landlord may receive the proceeds of such sale and apply the same, at its option against the expenses of the sale, the cost of moving and storage, any arrears of rent or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under this Lease and at law and in equity.

30

14.13 Entry by Landlord

Landlord, and its duly authorized representatives, shall, upon reasonable prior notice (except in the case of emergency), have the right to enter the Premises at all reasonable times (except at any time in the case of emergency) for the purposes of inspecting the condition of same and making such repairs, alterations, additions or improvements thereto as may be necessary if Tenant fails to do so as required hereunder (but the Landlord shall have no duty whatsoever to make any such inspections, repairs, alterations, additions or improvements except as otherwise provided in Article IV and Section 6.1), and to show the Premises to prospective tenants during the twelve (12) months preceding expiration of the term of this Lease as it may have been extended and at any reasonable time during the Lease Term to show the Premises to prospective purchasers and mortgagees. Landlord shall use reasonable efforts to minimize any interference with Tenant’s operation of its business in the Premises, and any appurtenant rights herein granted (including, without limitation, Tenant’s access to and from the Premises) arising from any entry into the Premises by Landlord.

14.14 Tenant’s Payments

Each and every payment and expenditure, other than Annual Fixed rent, shall be deemed to be Additional Rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, within [***] after we after written demand by Landlord, and in the case of the non-payment of any such amount, Landlord shall have, in addition to all of its other rights and remedies available to Landlord hereunder or by law in the case of non-payment of Annual Fixed Rent. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant shall be at Tenant’s sole cost and expense. If Tenant has not objected to any statement of Additional Rent which is rendered by Landlord to Tenant within [***] after Landlord has rendered the same to Tenant, then the same shall be deemed to be a final account between Landlord and Tenant not subject to any further dispute. In the event that Tenant shall seek Landlord’s consent or approval under this Lease, then Tenant shall reimburse Landlord, upon demand, as Additional Rent, for all reasonable costs and expenses, including legal and architectural costs and expenses, incurred by Landlord in processing such request, whether or not such consent or approval shall be given.

14.15 Late Payment

If Landlord shall not have received any payment or installment of Annual Fixed Rent or Additional Rent (the “Outstanding Amount”) on or before the date on which the same first becomes payable under this Lease (the “Due Date”), the amount of such payment or installment shall incur a late charge equal to the sum of: (a) [***] of the Outstanding Amount for administration and bookkeeping costs associated with the late payment and (b) interest on the Outstanding Amount from the Due Date through and including the date such payment or installment is received by Landlord, at a rate equal to the lesser of (i) the rate announced by Bank of America, N.A. (or its successor) from time to time as its prime or base rate (or if such rate is no longer available, a comparable rate reasonably selected by Landlord), plus [***], or (ii) the maximum applicable legal rate, if any. Such interest shall be deemed Additional Rent and shall be paid by Tenant to Landlord upon demand. Notwithstanding the foregoing, Tenant shall be entitled to a grace period of [***] after written notice from Landlord with respect to the first two late payments in any twelve (12) month period before any such late charge or interest shall be payable.

31

14.16 Landlord Liability

Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord’s assets other than Landlord’s interest in the Project, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that neither Landlord, nor any successor holder of Landlord’s interest hereunder, nor any beneficiary of any Trust of which any person from time to time holding Landlord’s interest is Trustee, nor any such Trustee, nor any member, manager, partner, director or stockholder nor Landlord’s managing agent shall ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord’s successors-in-interest, or to take any other action which shall not involve the personal liability of Landlord, or of any successor holder of Landlord’s interest hereunder, or of any beneficiary of any trust of which any person from time to time holding Landlord’s interest is Trustee, or of any such Trustee, or of any manager, member, partner, director or stockholder of Landlord or of Landlord’s managing agent, to respond in monetary damages from Landlord’s assets other than Landlord’s interest in said Project, as aforesaid, but in no event shall Tenant have the right to terminate or cancel this Lease or to withhold rent or set-off any claim or damages against rent as a result of any default by Landlord or breach by Landlord of its covenants or any warranties or promises hereunder, except in the case of a wrongful eviction of Tenant from the demised premises (constructive or actual) by Landlord continuing after notice to Landlord thereof and a reasonable opportunity for Landlord to cure the same. In no even shall Landlord ever be liable for any indirect or consequential damages or loss of profits or the like. In the event that Landlord shall be determined to have wrongfully withheld any consent or approval under this Lease, the sole recourse and remedy of the Tenant in respect thereof shall be to specifically enforce Landlord’s obligation to grant such consent or approval, and in no event shall the Landlord be responsible for any damages of whatever nature in respect of its failure to give such consent or approval nor shall the same otherwise affect the obligations of the Tenant under this Lease or act as any termination of this Lease.

14.17 Miscellaneous

The relationship of the parties hereto is that of landlord and tenant and no partnership, joint venture or participation is hereby created. The obligations of this Lease shall run with the land, and except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may have later given consent to a particular assignment as required by the provisions of Article X hereof. This Lease shall be governed exclusively by the provisions hereof and by the law of The Commonwealth of Massachusetts, as the same may from time to time exist. This Lease may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument. This Lease constitutes the entire agreement between the parties hereto, Landlord’s managing agent and their respective affiliates with respect to the subject matter hereof and thereof and supersedes all prior dealings between them with respect to such subject matter, and there are no verbal or collateral understandings, agreements, representations or warranties not expressly set forth in this Lease. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant, unless reduced to writing and signed by the party or parties to be charged therewith. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission-of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenants are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof. Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Lease and that the person signing this Lease on behalf of Landlord and Tenant has been duly authorized to do so.

32

14.18 Waiver of Trial by Jury

To induce Landlord to enter into this Lease, the Tenant hereby waives any right to trial by jury in any action, proceeding or counterclaim brought by either Landlord or Tenant on any matters whatsoever arising out of or any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant’s use or occupancy of the premises and/or any claim of injury or damage, including but not limited to, any summary process eviction action.

14.19 Landlord’s Future Redevelopment/Changes

Tenant acknowledges that Landlord intends to undertake a redevelopment of the Project that may include, among other changes, the replacement of the existing garage with a subsurface parking facility and the replacement of some of the existing retail and/or common areas of the Project with new construction (the “Redevelopment”). Notwithstanding any provision of the Lease to the contrary, Landlord and Tenant agree as follows:

A. In connection with the Redevelopment:

(1) Landlord shall provide Tenant with reasonable advance notice prior to the commencement of the Redevelopment work.

(2) In carrying out any Redevelopment work, Landlord shall use commercially reasonable efforts to minimize any adverse effect upon, or interference with, the use and enjoyment by Tenant of the Premises.

33

(3) Landlord shall provide Tenant with reasonable advance notice of any work in connection with the Redevelopment planned in the immediate vicinity of the Premises or that will affect pedestrian access to the Premises or vehicular access to and from the garage. Subject to force majeure events. Landlord will provide elevator access to the floor on which the Premises are located throughout the Redevelopment.

(4) At all times during the Redevelopment, Tenant shall have a reasonable means of access from a public street to the Premises and between the parking facilities in the Project to the Premises.

(5) At all times during the Redevelopment, Landlord shall provide parking within the Project, or in an offsite facility reasonably proximate to the Project, for not less than Tenant’s parking allocation.

(6) In connection with any installation, replacement or relocation of Project services, pipes, ducts, conduits, wires and/or appurtenant fixtures, Landlord shall not unreasonably interfere with Tenant’s use of the Premises, and any such installations, replacements and relocations in or about the Premises shall be located so far as practicable above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises.

(7) Throughout the Redevelopment, Landlord shall make available to Tenant a construction representative who is available on a 24-7 basis.

B. Tenant acknowledges that the Project, and its mix of uses, may be altered, expanded, with facilities reduced or otherwise changed from time to time, and that Landlord reserves the right to modify the Project, to change the uses thereof, and to designate areas of the Project as common areas or common facilities, or as areas/facilities for the exclusive use of one or more occupants or one or more uses, all as more particularly set forth below.

C. Landlord reserves for its benefit all rights of ownership and use in all respects outside the Premises, including without limitation, all structures and improvements and plazas and common areas and facilities in the Project. Without limitation of the foregoing, it is understood that in its sole discretion Landlord shall have the right to change and rearrange the common areas and facilities, to add to, change, relocate and eliminate such areas and facilities, to erect new buildings and structures thereon, to permit the use of or lease all or part thereof for exhibitions and displays, to sell, lease or dedicate all or part thereof to public use, and to configure the public and private roadways in the vicinity of the Project, subject to the issuance of necessary governmental approvals, which reconfigurations shall not be deemed to be eminent domain takings subject to the provisions of Article XII of the Lease. Tenant’s rights under the Lease to use the common areas and facilities of the Project, and, if applicable, other areas outside the Premises, shall be subject to Landlord’s right to change or alter the same as set forth herein.

D. Landlord reserves the right to add to, change or eliminate any services offered to the occupants of the Project from time to time; provided, however, that Landlord shall not change or eliminate any such services required to be provided by Landlord to Tenant pursuant to the Lease.

34

E. Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the exercise of Landlord’s rights hereunder. If Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord’s part under the Lease, by reason of any cause reasonably beyond Landlord’s control in connection with the exercise of its rights hereunder, Landlord shall not be liable to Tenant therefor, nor shall Tenant, except as otherwise expressly set forth in the last paragraph of Section 6.3 of this Lease, be entitled to any abatement or reduction of rent by reason thereof. Tenant shall not have the right to terminate the Lease due to the exercise of Landlord’s rights hereunder, nor shall the same give rise to a claim in Tenant’s favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Without limitation of the foregoing, in no event shall Tenant seek injunctive or any similar relief, to stop, delay or modify the Redevelopment.

14.20 Rooftop Equitant

Tenant shall have the non-exclusive right to use a portion of the roof of the Office Area, which portion shall be designated by Landlord, for the installation of a satellite dish (the “Rooftop Equipment”) for use in connection with Tenant’s business in the Premises, provided that (i) the Rooftop Equipment is permitted under the applicable laws, rules and regulations of the Federal Communications Commission, the Federal Aviation Administration, the Commonwealth of Massachusetts and any other governmental and quasi-governmental authorities having jurisdiction over the Project or Landlord, (ii) the Rooftop Equipment conforms to all such applicable laws, rules and regulations, (iii) Tenant has obtained all permits, licenses, variances, authorizations and approvals that may be required in order to install such Rooftop Equipment and any insurance required by Landlord, (iv) the satellite dish is not more than thirty- six inches (36”) in diameter, (v) the Rooftop Equipment is not more than the weight that Landlord shall reasonably determine is appropriate for the roof (which Landlord shall specify to Tenant upon Tenant’s written request), (vi) Tenant installs any screen or other covering for the Rooftop Equipment that Landlord in its reasonable discretion may require (the size, type and style of which shall be subject to Landlord’s prior written approval) in order to camouflage or conceal the Rooftop Equipment, (vii) Tenant shall pay Landlord (within [***] after receipt of an invoice therefor) an amount equal to all reasonable cost incurred by Landlord to have an engineer review the plans and specifications for the Rooftop Equipment, the location specifications for the Rooftop Equipment and the plans, specifications and method for attaching the Rooftop Equipment to the Office Area, and (viii) the Rooftop Equipment do not adversely affect any antenna or other equipment that is on the roof of the Office Area. In addition, the style, color, materials, exact location and method of installation of the Rooftop Equipment must be approved by Landlord (in its sole, but good faith, discretion). Tenant shall maintain the Rooftop Equipment in good condition and repair and in compliance with all applicable laws, rules, regulations and requirements.

35

Prior to or contemporaneously with requesting Landlord’s approval of the installation of the Rooftop Equipment, Tenant shall provide to Landlord: (i) plans and specifications for the Rooftop Equipment (including size, location, height, weight and color) and plans and specifications for the installation thereof (the “Rooftop Equipment Plans”); (ii) copies of all required governmental and quasi-governmental permits, licenses, special zoning variances, and authorizations, all of which Tenant shall obtain at its own cost and expense; and (iii) a policy or certificate of insurance evidencing such insurance coverage as may reasonably be required by Landlord for the installation, operation and maintenance of the Rooftop Equipment and sufficient to cover, among other things, the indemnities from Tenant to Landlord provided in the Lease. Landlord may withhold its approval of the installation of the Rooftop Equipment if the installation, operation or removal of the Rooftop Equipment may (1) damage the structural integrity of the Project or void any warranty or guaranty applicable to the roof or any portion of the Project, (2) materially interfere with any service provided by Landlord to the Project or any tenant or occupant thereof, (3) materially interfere with the use of any part of the Project by any tenant or occupant in the Project, or (4) cause the violation of any zoning ordinance or governmental or quasi-governmental law rule or regulation applicable to the Project. Tenant shall not be entitled to rely on any such approval as being a representation by Landlord that such installation and operation is permitted by or in accordance with any zoning ordinance or other quasi-governmental law, rule or regulation applicable to the Project. Landlord at its sole option and discretion, may require Tenant, at any time prior to the expiration of this Lease, to terminate the operation of the Rooftop Equipment if it is causing physical damage to the structural integrity of the Project or voids any warranty or guaranty applicable to the roof or the Project, material interferes with any other service provided by the Project, materially interferes with any other tenant’s business, or causes the violation of any condition or provision of this Lease or any governmental or quasi-governmental law, rule or regulation applicable to the Project (now or hereafter in effect). If, however, Tenant can correct the damage or prevent said interference caused by the Rooftop Equipment to Landlord’s satisfaction within [***], Tenant may restore its operation so long as Tenant promptly commences to cure such damage and diligently pursues such cure to completion. If the Rooftop Equipment is not completely corrected and restored to operation within [***], Landlord, at its sole option, may require that the Rooftop Equipment be removed at Tenant’s expense. If Landlord or any other tenant in the Project shall require that the Rooftop Equipment be moved to another location on the roof, either to accommodate Landlord or to provide other tenants or occupants in the Project with access to the roof for placement of other antennas, other electrical equipment or other reasonably Landlord-approved uses or installations or to avoid interference with future business or uses of any space in the Project, Landlord shall have the right, at its sole expense, to relocate the Rooftop Equipment to another place on the roof, provided that such new location does not materially adversely affect the operation of such Rooftop Equipment. At the expiration or earlier termination of the Term or upon termination of the operation of the Rooftop Equipment, at Tenant’s sole cost, the Rooftop Equipment and all cabling and other equipment relating thereto shall be removed from the Project and the area where the Rooftop Equipment was located shall be restored to its condition existing prior to such installation, in a manner and with materials determined by Landlord. Tenant hereby authorizes Landlord to remove and dispose of the Rooftop Equipment and charge Tenant for all costs and expenses incurred by Landlord in connection therewith if Tenant has not done so on or before the expiration or earlier termination of the Term of this Lease. Tenant agrees that Landlord shall not be liable for any property disposed of or removed by Landlord. Tenant’s obligation to perform and observe this covenant shall survive the expiration or earlier termination of the term of this Lease.

36

Tenant covenants and agrees that the installation, operation and removal of the Rooftop Equipment will be at its sole risk. Tenant covenants and agrees absolutely and unconditionally to indemnify, defend and hold Landlord harmless from and against all claims, actions, damages, liability judgments, settlements, costs and expenses (including attorney’s fees and expenses) in connection with the loss of life, personal or bodily injury, damage to property or business or any other loss or injury to the extent arising out of the installation, operation, maintenance or removal of the Rooftop Equipment, including without limitation, any loss or injury resulting from transmissions from the Rooftop Equipment. The provisions of this Section 14.21 are personal to the tenant named herein and cannot be exercised by any assignee (other than pursuant to a Permitted Transfer) or subtenant or any other person or entity.

[Signature on following page]

37

EXECUTED as a sealed instrument in two or more counterparts by persons or officers hereunto duly authorized on the Date set forth in Section 1.2 above.

[***]

38

EXHIBIT A

[***]

Exhibit A

EXHIBIT A-1

[***]

Exhibit A-1

EXHIBIT B

[***]

Exhibit B

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (“Amendment”), is made as of the 17th day of September, 2016 (“Effective Date”) by and between LANDMARK CENTER PARK DRIVE LLC, a Delaware limited liability company (“Landlord”) and TOAST, INC., a Delaware corporation (“Tenant”).

WITNESSETH:

Reference is hereby made to the following facts:

A. Landlord and Tenant are parties to that certain Lease dated June 12, 2015 (the “Existing Lease”) for 37,500 square feet (the “Existing Premises”) on the eighth (8th) floor of that certain building known as The Landmark Center (as more particularly described in the Existing Lease, the “Building”). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease. The Existing Lease, as modified and amended by this Amendment, is referred to herein as the “Lease”.

B. The Term of the Lease shall expire on June 30, 2017, and Landlord and Tenant have agreed to extend the Term of the Lease through December 31, 2017; and

C. Tenant desires to lease additional premises from Landlord, consisting of 6,033 square feet (“First Amendment Praises”), as shown on Exhibit A, attached hereto.

WHEREAS, Landlord is willing to: (i) extend the Term of the Lease for an additional period; and (ii) lease the First Amendment Premises to Tenant upon the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree that the Lease is hereby amended as follows:

1.

Extension of Term of the Lease. The Term of the Lease is hereby extended to expire on December 31, 2017 (“Extended Termination Date”), unless sooner terminated, in accordance with, and subject to the terms and conditions set forth in the Lease. The period of time commencing on July 1, 2017 (“First Extension Term Commencement Date”), and continuing through the Extended Termination Date, is referred to in this Amendment as the “First Extension Term.” Without limitation, all references in the Lease to the “Term” shall be deemed to include the First Extension Term in all respects. From and after the First Amendment Premises Commencement Date, the term “Premises” in the Lease shall be deemed to mean the Existing Premises and the First Amendment Premises.

1

2.

Demise of the First Amendment Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the First Amendment Premises for a Term commencing as of the First Amendment Premises Commencement Date (as hereinafter defined), and terminating as of the Extended Termination Date. Said demise of the First Amendment Premises shall be upon all of the same terms and conditions of the Lease, except as set forth herein.

3.

Revised Annual Fixed Rent With Respect to Existing Premises During the First Extension Term. Tenant shall continue to pay Annual Fixed Rent with respect to the Existing Premises through June 30, 2017 in accordance with the terms of the Lease. Commencing as of the First Extension Term Commencement Date, and continuing through the Extended Termination Date, Tenant shall pay Annual Fixed Rent with respect to the Existing Premises as follows:

Time Period	Annual Fixed Rent	Monthly Fixed Rent
7/1/17-12/31/17:	[***]	[***]

4.

Demise of the First Amendment Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, the First Amendment Premises, for a Term commencing on the First Amendment Premises Commencement Date, as hereinafter defined, and expiring on the Extended Termination Date, and shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises, except as follows:

A.	The “First Amendment Premises Delivery Date” shall be the Execution Date of this Amendment.

B.

The “First Amendment Premises Commencement Date” shall be the earlier of: (i) the date that is [***] after the Amendment Premises Delivery Date, or (ii) the date that Landlord’s Expansion Work (as hereinafter defined) is substantially complete.

C.	The “First Amendment Premises Rent Commencement Date” shall be January 1, 2017.

D.	Annual Fixed Rent with respect to the First Amendment Premises shall be as follows:

Time Period	Annual Fixed Rent	Monthly Fixed Rent
First Amendment Premises Delivery Date – December 31,2016:	[***]	[***]
1/1/17-6/30/17:	[***]	[***]
7/1/17-12/31/17:	[***]	[***]

2

5.

Condition of First Amendment Premises. Tenant shall take the First Amendment Premises “as-is”, in the condition in which the First Amendment Premises are in as of the First Amendment Premises Commencement Date, without any obligation on the part of Landlord to prepare or construct the First Amendment Premises for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the First Amendment Premises, except that Landlord shall, on or before the First Amendment Premises Commencement Date, remove the wall that separates the Existing Premises from the First Amendment Premises (“Landlord’s Expansion Work”). Whereas Landlord’s Expansion Work shall be performed while Tenant is in occupancy of the Existing Premises, Landlord shall coordinate such work with Tenant to minimize any disruption of Tenant’s business, provided however, that Tenant shall not be entitled to any diminution in rental value on account of the performance of Landlord’s Expansion Work and any delay in the completion of Landlord’s Expansion Work shall not delay the First Amendment Premises Commencement Date. In no event shall Landlord have any liability to Tenant based upon the performance of Landlord’s Expansion Work.

After Landlord determines that Landlord’s Expansion Work has sufficiently progressed to the point where permitting Tenant to enter the First Amendment Premises will not adversely affect the timely completion of or the cost of completion of the remaining elements of Landlord’s Expansion Work, then Landlord will permit Tenant and Tenant’s contractor to enter the First Amendment Premises for the limited purpose of moving in and installing Tenant’s equipment and furniture, installing Tenant’s phone and data/computer wiring and cabling. Any such early entry shall be at Tenant’s sole risk and expense, and, except to the extent resulting from Landlord’s negligence or willful misconduct, Landlord shall have no liabilities or obligations to Tenant in connection therewith, including any liability for damage or injury to persons or property in connection therewith. Prior to such entry, Tenant shall obtain and submit to Landlord all insurance coverages required pursuant to the Lease. Upon such entry, Tenant shall be bound by and shall comply with all provisions of the Lease, including, without limitation, the provisions of the Lease regarding the performance of alterations, improvements and installations in the First Amendment Premises, notwithstanding that the First Amendment Premises Commencement Date shall be coordinated with any work being performed by Landlord so as not to delay the completion of Landlord occurred. Without limitation, all of such work performed by Tenant in First Amendment Premises prior to the First Amendment Commencement Date shall be coordinated with any work being performed by Landlord so as not to delay the completion of Landlord’s Expansion Work. Landlord shall use reasonable good faith efforts to reasonably integrate the work to be completed by Tenant’s vendors (e.g., wiring and cabling) into Landlord’s Expansion Work schedule such that the Landlord’s Expansion Work and the work to be completed by Tenant’s vendors will be completed in an efficient manner.

6.

Electricity and HVAC Charges With Respect to First Amendment Premises. In addition to Tenant’s obligation to pay for electricity and HVAC charges with respect to the Existing Premises in accordance with Section 5.2 of the Lease, Tenant agrees to pay to Landlord, as Additional Rent, HVAC charges as set forth in Section 5.2 of the Lease, and an annual charge for Tenant’s electrical usage in the First Amendment Premises in accordance with Section 5.2 of the Lease, except that Tenant’s annual electricity charge shall be equal to [***], payable in twelve (12) equal monthly instalments, each payable in advance on the first day of each calendar month during the Term of the Lease with respect to the First Amendment Premises.

3

7.

Expansion Option. On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that an Event of Default (as defined in Section 13.1 of the Lease) has not occurred, and that Toast, Inc., itself, and Shoobx, Inc. (with respect to the portion of the Premises that Shoobx, Inc. occupies as of the Effective Date) are occupying the entirety of the Premises then demised to Tenant, both as of the time of option exercise and as of the Expansion Premises Commencement Date, as hereinafter defined, Tenant shall have the option to lease a portion (“Expansion Premises”) of the eighth (8th) floor of the Building. The Expansion Premises contains approximately 4,044 square feet, and is substantially as shown on Exhibit B, attached hereto.

A.

Exercise of Rights to Expansion Premises. Tenant may exercise its option to lease the Expansion Premises by giving written notice (“Exercise Notice”) to Landlord during the Notice Period, as defined in Subparagraph B of this Section 7, in respect of the Expansion Premises. If Tenant fails timely to give the Exercise Notice, Tenant shall have no further right to lease the Expansion Premises, time being of the essence of this Section 7. Upon the timely giving of the Exercise Notice, Landlord shall lease and demise to Tenant, and Tenant shall hire and take from Landlord, the Expansion Praises, without the need for further act or deed by either party, for the term and upon all of the same terms and conditions of the Lease, except as hereinafter set forth.

B.	Notice Period. The Notice Period, in respect of the Expansion Premises shall be defined as any time between January 1, 2017 March 1, 2017.

C.	Lease Provisions Applying to Expansion Premises. The leasing to Tenant of the Expansion Premises shall be upon all the same terms and conditions of the Lease except as follows:

(i)	The “Expansion Premises Commencement Date” shall be the date that Landlord delivers the Expansion Premises to Tenant.

(ii)	The Annual Fixed Rent payable in respect of the Expansion Premises shall be [***] of the Expansion Premises.

(iii)

The Expansion Premises shall be delivered by Landlord and accepted by Tenant “as-is”, in its then (i.e. as of the Expansion Premises Commencement Date), state of construction, finish and decoration, without any obligation on the part of Landlord to prepare or construct the Expansion Premises for Tenant’s occupancy. In implementation of the foregoing, Landlord shall have no obligation under Article IV of the Lease in respect of the Expansion Premises.

(iv)

Notwithstanding the fact that Tenant’s exercise of the above-described expansion option shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the Expansion Premises. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant’s exercise of the herein expansion options, unless otherwise specifically provided in such lease amendment.

4

8.

Brokerage. Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Amendment, and in the event any claim is made against the Landlord relative to dealings with brokers, Tenant shall defend the claim against Landlord with counsel of Landlord’s selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Amendment, and in the event any claim is made against Tenant relative to dealings with brokers, Landlord shall defend the claim against Tenant with counsel of Tenant’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

9.

Miscellaneous. Tenant hereby represents and warrants to Landlord as follows: (i) the execution and delivery of this Amendment by Tenant has been duly authorized by all requisite corporate action, (ii) neither the Lease nor the interest of Tenant therein has been assigned, sublet, encumbered or otherwise transferred; (iii) there are no defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Tenant thereunder; (iv) Tenant is not entitled to any offset, abatement or reduction of rent under the Lease; and (v) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. The submission of drafts of this document for examination and negotiation does not constitute an offer, or a reservation of or option for, the First Extension Term or any of the other forms and conditions set forth in this Amendment, and this Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Amendment to Tenant. Except as expressly and specifically set forth in this Amendment, the Existing Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Existing Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the Term of the Lease, as extended hereby. Except as expressly set forth herein, all of the covenants, representations and warranties made by Tenant contained in the Existing Lease are hereby remade, reaffirmed and ratified as of the date hereof.

10.

Counterparts. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument.

5

EXECUTED as an instrument under seal as of the date first above-written.

[***]

6

EXHIBIT A

[***]

Exhibit A

EXHIBIT B

[***]

Exhibit B

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

SECOND AMENDMENT TO LEASE

This SECOND AMENDMENT TO LEASE (“Second Amendment”), is made as of this 14th day of February, 2017 (“Execution Date”) by and between LANDMARK CENTER PARK DRIVE LLC, a Delaware limited liability company (“Landlord”), and TOAST, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease dated June 12, 2015, as amended by a First Amendment to Lease dated September 17, 2016 (the “First Amendment”) (as amended, the “Existing Lease”) for 43,533 square feet (the “Existing Premises”) on the eighth (8th) floor of that certain building known as The Landmark Center (as more particularly described in the Existing Lease, the “Building”). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease. The Existing Lease, as modified and amended by this Second Amendment, is referred to herein as the “Lease”;

B. Tenant desires to lease approximately 6,939 rentable square feet of additional premises from Landlord (the “Second Amendment Premises”), as shown on Exhibit A, Second Amendment, attached hereto and incorporated herein. Second Amendment Premises consists of (i) the Expansion Premises (defined in Section 7 of the First Amendment) containing 4,044 rentable square feet, and (ii) an additional 2,895 rentable square feet adjacent to the Expansion Premises; and

C. Landlord is willing to lease the Second Amendment Premises to Tenant upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree that the Lease is hereby amended as follows:

I. Second Amendment Premises.

A. Demise of Second Amendment Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Second Amendment Premises for a term (the “Second Amendment Premises Term”) commencing as of the Execution Date (the “Second Amendment Premises Commencement Date”) and terminating as of the Extended Termination Date. The “Second Amendment Premises Rent Commencement Date” shall be May 1,2017. Except to the extent inconsistent with the terms of this Second Amendment, said demise of the Second Amendment Premises shall be upon all of the terms and conditions set forth in the Lease (as amended by this Second Amendment) applicable to the Existing Premises. Effective as of the Second Amendment Premises Commencement Date, (i) all references in the Lease to “Premises” shall be deemed to mean the “Existing Premises” and the “Second Amendment Premises”, collectively, and (ii) the Rentable Floor Area of the Premises shall be increased to 50,472 square feet.

1

B. Annual Fixed Rent and Additional Rent for the Second Amendment Premises.

(i) Annual Fixed Rent. In addition to Tenant’s obligation to pay Annual Fixed Rent and Additional Rent for the Existing Premises, commencing on the Second Amendment Premises Rent Commencement Date and continuing through the Second Amendment Premises Term, Tenant shall pay Monthly Fixed Rent for the Second Amendment Premises in equal monthly installments as set forth below, payable on the first day of each calendar month during the Second Amendment Premises Term and in accordance with the terms of the Lease:

Period	Annual Fixed Rent	Monthly Fixed Rent
5/1/17-12/31/17	[***]	[***]

*Annualized

(ii) Electricity and HVAC Charges. In addition to Tenant’s obligation to pay for electricity and HVAC charges with respect to the Existing Premises, with respect to the Second Amendment Premises, Tenant agrees to pay to Landlord, as Additional Rent, HVAC charges as set forth in Section 5.2 of the Lease, and an annual charge for Tenant’s electrical usage in the Second Amendment Premises in accordance with Section 5.2 of the Lease, except that Tenant’s annual electricity charge shall be equal to [***], payable in twelve (12) equal monthly installments, each payable in advance on the first day of each calendar month during the Second Amendment Premises Term.

C. Condition of Second Amendment Premises. Except for Landlord’s Second Amendment Premises Work, as hereinafter defined, Tenant shall take the Second Amendment Premises in its “as-is” condition, without any obligation on the part of Landlord to provide any leasehold improvement allowances to the Second Amendment Premises and without any representation or warranty by Landlord to Tenant as to the condition of the Second Amendment Premises or the Building.

D. Landlord’s Second Amendment Premises Work. Landlord, at Landlord’s cost, shall install two (2) new entry doors to the Premises (“Landlord’s Second Amendment Premises Work”). Tenant acknowledges that Landlord’s Second Amendment Premises Work will be performed during Tenant’s occupancy of the Premises. Landlord shall use commercially reasonable efforts to coordinate Landlord’s Second Amendment Premises Work with Tenant’s schedule, whenever possible, to minimize disruption to Tenant’s business operations, but there shall be no diminution or abatement of Fixed Rent or Additional Rent or other compensation due from Landlord to Tenant hereunder, nor shall this Lease be affected or any of the Tenant’s obligations hereunder reduced, and Landlord shall have no responsibility or liability for any reasonable inconvenience or reasonable disruption to Tenant’s business operations. Landlord shall perform Landlord’s Second Amendment Premises Work as soon as practicable using due diligence after this Second Amendment is executed and delivered by both parties.

2

II. Inapplicable/Deleted Lease Provisions. Articles III (Lease Term) and IV (Term; Construction) of the Lease, and Section 5 (Landlord’s Expansion Work) of the First Amendment shall have no applicability with respect to this Second Amendment. Section 7 (Expansion Option) of the First Amendment is hereby deleted in its entirety and is of no further force and effect.

III. Brokerage. Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Second Amendment, and in the event any claim is made against the Landlord relative to dealings with brokers, Tenant shall defend the claim against Landlord with counsel of Landlord’s selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Second Amendment, and in the event any claim is made against Tenant relative to dealings with brokers, Landlord shall defend the claim against Tenant with counsel of Tenant’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

IV. Miscellaneous. Tenant hereby represents and warrants to Landlord as follows: (i) the execution and delivery of this Second Amendment by Tenant has been duly authorized by all requisite corporate action, (ii) neither the Lease nor the interest of Tenant therein has been assigned, sublet, encumbered or otherwise transferred; (iii) there are no defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Tenant thereunder; (iv) Tenant is not entitled to any offset, abatement or reduction of rent under the Lease; and (v) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. The submission of drafts of this document for examination and negotiation does not constitute an offer, or, a reservation of or option for, the Second Amendment Premises or any of the other terms and conditions set forth in this Second Amendment, and this Second Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully Executed copy of this Second Amendment to Tenant. Except as expressly and specifically set forth in this Second Amendment, the Existing Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Existing Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the Term of the Lease. Except as expressly set forth herein, all of the covenants, representations and warranties made by Tenant contained in the Existing Lease are hereby remade, reaffirmed and ratified as of the date hereof.

V. Counterparts. This Second Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument.

[Signatures on following page]

3

EXECUTED as an instrument under seal as of the date first above-written.

[***]

4

EXHIBIT A, SECOND AMENDMENT

[***]

Exhibit A, Second Amendment

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (“Third Amendment”), is made as of this 23rd day of May, 2017 (“Execution Date”) by and between LANDMARK CENTER PARK DRIVE LLC, a Delaware limited liability company (“Landlord”), and TOAST, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease dated June 12, 2015, as amended by a First Amendment to Lease dated September 17, 2016 (the “First Amendment”) and a Second Amendment to Lease dated February 14, 2017 (the “Second Amendment”) (as amended, the “Existing Lease”) for 50,472 rentable square feet (the “Existing Premises”) on the eighth (8th) floor of that certain building known as The Landmark Center (as more particularly described in the Existing Lease, the “Building”). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease. The Existing Lease, as modified and amended by this Third Amendment, is referred to herein as the “Lease”;

B. Landlord and Tenant desire to extend the Term of the Lease for a period of two (2) years;

C. Tenant desires to lease additional space in the Building comprising (x) approximately 13,563 rentable square feet of additional premises on the eighth (8th) floor of the Building (the “Additional Eighth Floor Premises”) shown on Exhibit A-l, and (y) approximately 18,682 rentable square feet of additional premises on the second (2nd) floor of the Building (the “Second Floor Premises”), shown as “Expansion Option B” on Exhibit A-2, attached hereto and incorporated herein, and Landlord is willing to lease the Additional Eighth Floor Premises and the Second Floor Premises to Tenant; the Additional Eighth Floor Premises and the Second Floor Premises are collectively known as the “Third Amendment Premises”; The “Existing Premises” and the “Third Amendment Premises”, together, comprise 82,717 square feet of Rentable Floor Area;

D. Landlord has agreed to lease approximately 2,065 square feet of additional premises on the eleventh (11th) floor of the Building (the “Tower Premises”), shown on Exhibit A-3, for no Annual Fixed Rent;

E. Tenant desires to lease on a temporary and as-is basis additional space on the fifth (5th) floor of the Building (the “Temporary Premises”), as shown on Exhibit C, attached hereto and incorporated herein; and

F. Landlord and Tenant desire to amend the Lease to reflect the foregoing and to make certain other changes to the Lease, upon the terms and conditions hereinafter set forth.

1

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree that the Lease is hereby amended as follows:

I. Extension of Term of the Lease

A. Second Extension Term. The Term of the Lease, as previously extended, is hereby further extended to expire on December 31, 2019 (“Second Extended Termination Date”), unless sooner terminated, in accordance with, and subject to the terms and conditions set forth in the Lease. The period of time commencing on January 1, 2018 (“Second Extension Term Commencement Date”), and continuing through the Second Extended Termination Date, is referred to in this Third Amendment as the “Second Extension Term.” Without limitation, all references in the Lease to the word “Term” shall be deemed to include the Second Extension Term in all respects.

B. Rent.

(i) Annual Fixed Rent. Commencing January 1, 2018, and continuing through the Second Extended Termination Date, Tenant shall pay to Landlord Annual Fixed Rent in the amount of [***] of the Premises of 82,717 rentable square feet (the Tower Premises being excluded from such calculation of rentable square footage for purposes of this provision)).

(ii) Electricity Charges. During the Second Extension Term, Tenant shall continue to pay Additional Rent for electricity and HVAC charges with respect to the Premises in accordance with Section 5.2 of the Lease, except that Tenant’s annual electricity charge shall be equal to [***] of 82,717 rentable square feet (the Tower Premises being excluded from such calculation of rentable square footage for purposes of this provision)).

C. Condition of Existing Premises during Second Extension Term. Except as expressly set forth in this Third Amendment, Tenant shall take the Existing Premises “as-is”, in the condition in which the Existing Premises is in as of the Second Extension Term Commencement Date, without any obligation on the part of Landlord to prepare or refurbish the Existing Premises for Tenant’s occupancy with respect to the Second Extension Term and without any warranty or representation by Landlord as to the condition of the Existing Premises.

II. Third Amendment Premises and Tower Premises

A. Demise of Third Amendment Premises and Tower Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Third Amendment Premises and the Tower Premises for a term (the “Third Amendment Premises/Tower Premises Term”) commencing on January 1, 2018 (the “Third Amendment Premises/Tower Premises Commencement Date”), and terminating on the Second Extended Termination Date. The “Third Amendment Premises Rent Commencement Date” shall be January 1, 2018. Notwithstanding that the Third Amendment Premises/Tower Premises Commencement Date is January 1, 2018, Landlord shall use commercially reasonable efforts to deliver the Third Amendment Premises on the dates set forth on the Delivery Schedule attached hereto and incorporated herein as Exhibit H, provided, however, that Landlord shall have no liability or obligation to Tenant, and Tenant shall have no rights against Landlord in the event Landlord is unable to meet the dates set forth in Exhibit H except that: (i) Landlord shall provide temporary space on the eighth floor of the Building, as shown on Exhibit C-l attached hereto and incorporated herein (the “Interim Space”), to Tenant, for no Fixed Rent or Additional Rent), from January 1, 2018 until Landlord delivers the Third Amendment Premises and the Tower Premises to Tenant and (ii) if the Third Amendment Premises and the Tower Premises are not delivered to Tenant by March 1, 2018, Tenant shall be entitled to provide written notice of termination to Landlord with respect to the lease of the Third Amendment Premises and the Tower Premises, which termination will be effective on April 1, 2018 (unless Landlord delivers the Third Amendment Premises and the Tower Premises by April 1, 2018, in which case Tenant’s notice of termination will be deemed null and void) and the Term of the Lease with respect to the Third Amendment Premises, the Tower Premises and the Interim Space shall terminate as of April 1, 2018 and Tenant shall have no further rights or obligations with respect to the Third Amendment Premises, the Tower Premises and/or the Interim Space.

2

Except to the extent inconsistent with the terms of this Third Amendment, said demise of the Third Amendment Premises and the Tower Premises shall be upon all of the terms and conditions set forth in the Lease (as amended by this Third Amendment) applicable to the Existing Premises. Effective as of the earlier of (i) the delivery dates set forth in Exhibit H (if and to the extent applicable), or (ii) January 1, 2018, all references in the Lease to “Premises” shall be deemed to mean the “Existing Premises”, the “Tower Premises” and the “Third Amendment Premises”, and the Rentable Floor Area of the Premises shall be increased to 82,717 square feet (the Tower Premises being excluded from such calculation of Rentable Floor Area for purposes of this provision).

B. Rent. Tenant shall pay Annual Fixed Rent and Additional Rent for the Premises, including the Third Amendment Premises, in Accordance with the provisions set forth in Section I.B of this Third Amendment. Tenant shall not be obligated to pay Annual Fixed Rent, Additional Rent, or any other rent, costs or expenses, including without limitation, electricity or HVAC fees, for the Tower Premises.

C. Condition of Third Amendment Premises and Tower Premises. Landlord shall undertake the work necessary to complete the demolition of the Second Floor Premises as shown on the Demolition Plan for the Second Floor Premises, attached hereto and incorporated herein as Exhibit F. Landlord shall use commercially reasonable efforts to complete the demolition of the Second Floor Premises no later than August 1, 2017; provided, however, that Landlord shall have no liability or obligation to Tenant, and Tenant shall have no rights against Landlord in the event of any delay in the completion of the Second Floor Premises demolition by such date except that (i) Landlord shall provide the Interim Space for no Fixed Rent or Additional Rent), from August 1, 2017 until completion of the Second Floor Premises demolition and (ii) if the Second Floor Premises demolition is not completed by October 1, 2017, Tenant shall be entitled to provide written notice of termination to Landlord with respect to the lease of the Second Floor Premises, which termination will be effective on November 1, 2017 (unless Landlord completes the Second Floor Premises demolition by November 1, 2017, in which case Tenant’s notice of termination will be deemed null and void) and the Term of the Lease with respect to the Second Floor Premises and the Interim Space shall terminate as of November 1, 2017 and Tenant shall have no further rights or obligations with respect to the Second Floor Premises and/or the Interim Space.

3

Tenant shall perform all demolition with respect to the Additional Eighth Floor Premises as set forth in Exhibit G attached hereto and incorporated herein by reference (the “8th Floor Demolition Work”). Landlord hereby grants to Tenant an allowance in the amount of the lesser of [***] (the “Demolition Allowance”). If the Cost of the 8th Floor Demolition Work exceeds the Demolition Allowance, Tenant shall be responsible for the payment of all such excess. Landlord shall pay the Demolition Allowance subject to and in accordance with the procedures and requirements set forth in Section IV.B. below. For the avoidance of doubt, the costs of the 8th Floor Demolition Work are not included in the Landlord’s Contribution.

Upon written notice to Landlord, on a mutually convenient date prior to the Second Extension Term Commencement Date, Tenant and/or its contractor shall be entitled to inspect the condition of the mechanical components and systems of the Third Amendment Premises and the Tower Premises.

Except for Landlord’s obligation (i) to provide Landlord’s Contribution and the Additional Allowance, as said terms are hereinafter defined, (ii) to deliver the Second Floor Premises consistent with the demolition plan set forth in Exhibit F (and without limitation of Landlord’s obligation to pay the Demolition Allowance pursuant to the provisions hereof), Tenant and except as otherwise set forth herein, Tenant shall take the Third Amendment Premises and the Tower Premises in their “as-is” conditions, without any obligation on the part of Landlord to provide any leasehold improvements to the Third Amendment Premises or the Tower Premises and without any representation or warranty by Landlord to Tenant as to the condition of the Third Amendment Premises, the Tower Premises or the Building. Tenant shall be responsible for construction of all improvements to the Second Floor Premises (the “Second Floor Work”) and to the Additional Eighth Floor Premises (the “Additional Eighth Floor Work”) (collectively, the “Third Amendment Premises Work”).

D. Third Amendment Premises Work. Tenant shall be solely responsible for the preparation of the final architectural, electrical and mechanical construction drawings, plans and specifications (the “Plans”) necessary to construct the Third Amendment Premises Work for Tenant’s occupancy, which Plans shall be subject to approval by Landlord. Landlord’s approval of the Plans shall not be unreasonably withheld provided that the Plans are substantially consistent with the preliminary plans and specifications for the Third Amendment Premises attached hereto and incorporated herein as Exhibit I. Tenant shall submit its preliminary architectural, electrical and mechanical construction drawings, plans and specifications for the Third Amendment Premises Work (collectively, the “Preliminary Plans”) to Landlord for its approval, which Landlord shall grant or deny, in writing (which may be by email), within [***] of receipt of the Preliminary Plans. If Landlord denies its consent, it shall provide a written explanation of its objection, in reasonable detail, and Tenant shall then revise the Preliminary Plans within [***] after receipt of Landlord’s written notice of objection and resubmit them to Landlord for its review and approval. This process will continue until the Landlord has approved the Preliminary Plans. In the event that Landlord fails, at any time during the approval process, to provide timely written notice of its consent or denial to a submission of the Preliminary Plans, then the most recent submission of the Preliminary Plans will be deemed to be approved by Landlord.

4

E. No Removal and Restoration Obligation. Tenant shall remove its furniture, fixtures and equipment from the Third Amendment Premises prior to the expiration or earlier termination of the Lease, but notwithstanding any language to the contrary in the Lease or this Third Amendment, Tenant shall have no obligation to remove any Third Amendment Premises Work or to restore the Third Amendment Premises to any particular condition as of the expiration or earlier termination of the Lease.

III. Temporary Premises.

A. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord the Temporary Premises in its as-is condition for a term commencing on June 1, 2017 (the “Temporary Premises Commencement Date”) and expiring upon Tenant’s completion of the Third Amendment Premises Work (but in any event not later than December 31, 2017) (the “Temporary Premises Term”); provided, however, that Temporary Premises Commencement Date shall be delayed to the extent that Landlord fails to regain possession of the Temporary Premises due to holding over by prior occupant(s), and any such delay shall not subject Landlord to any liability for any loss or damage resulting therefrom. Except as set forth in this Section III, said demise of the Temporary Premises shall be upon all of the same terms and conditions of the Lease with respect to the Premises. Notwithstanding the foregoing, Tenant shall have no obligation to pay any Fixed Rent, Additional Rent, or any electricity or HVAC charges with respect to the Temporary Premises Tenant shall lease the Temporary Premises “as- is”, in the condition in which the Temporary Premises is in as of the date hereof, without any obligation on the part of Landlord to prepare the Temporary Premises for Tenant’s occupancy or provide any allowance with respect thereto and without any representation by Landlord as to the condition of the Temporary Premises or the Building.

B. At the expiration of the Temporary Premises Term, Tenant shall vacate the Temporary Premises and deliver the Temporary Premises to Landlord in the same condition in which the Premises are required to be delivered to Landlord pursuant to Section 14.4 of the Lease, excepting only ordinary wear and use and damage by fire or other casualty. Tenant shall also pay to Landlord all damages sustained by reason of any holding over in the Temporary Premises after the Temporary Premises Term in accordance with Section 14.12, as amended by this Third Amendment. Otherwise, all of the covenants, agreements and obligations of Tenant applicable to the Temporary Premises during the Temporary Premises Term shall apply and be performed by Tenant during such period of holding over as if such period were part of the Temporary Premises Term with respect to the Temporary Premises.

IV. Landlord’s Contribution—Third Amendment Premises

A. Landlord hereby grants to Tenant an allowance in the amount of [***] of the Existing Premises and the Third Amendment Premises) (the “Allowance”) for the purpose of defraying the cost of performing the Third Amendment Premises Work. “Landlord’s Contribution” shall be equal to the lesser of: (a) the actual cost of the Third Amendment Premises Work (the “Cost”) or (b) the Allowance. For purposes of this paragraph, “Cost” shall include all so-called hard and soft costs and expenses, including, without limitation, space planning, permits and approvals, construction documents, and construction associated with the Third Amendment Premises Work, and the cost of furniture, workstations, cabling, telecommunications, architectural, engineering and project management fees, fixtures, equipment, and moving costs, but excluding the Additional Eighth Floor Premises demolition costs, which shall be paid for by Landlord as provided in Section 11(C). If the Cost of the Third Amendment Premises Work exceeds the Allowance, Tenant shall be responsible for the payment of all such excess.

5

B. Provided there shall then exists no Event of Default of Tenant under the Lease at the time that Tenant submits any requisition (“Requisition”) of Landlord’s Contribution, Landlord shall pay the cost of the work shown on each Requisition submitted by Tenant to Landlord within [***] of submission thereof by Tenant to Landlord. If Landlord declines to fund any Requisition on the basis of a default of Tenant under the Lease, provided that the Lease is in full force and effect and Tenant cures such default in accordance with the terms and conditions of the Lease, then, subject to the provisions set forth herein, Tenant shall have the right to resubmit such declined Requisition, and Landlord shall pay any amounts properly due under such resubmitted Requisition. Each Tenant Requisition shall be accompanied by the following: (i) a detailed breakdown of the costs of the Third Amendment Premises Work, (ii) a copy of each Application for Payment (substantially on the standard AIA form) from Tenant’s contractor for all contractor charges include the Requisition, (iii) copies of invoices for any architectural fees and other costs not covered by a contractor’s Application for Payment that are included in the Tenant’s Requisition, (iv) a certification by an appropriate officer of Tenant or by Unispace, pursuant to a mutually agreed upon written contract and, in the event that no contract is entered into with Unispace, then any other architect or contractor designated by Tenant, that all of the construction work to be paid for with Landlord’s Contribution has been completed in a good and workmanlike manner, in accordance with Tenant’s plans, (v) executed waivers of mechanic’s or material supplier’s liens (in a form Landlord shall reasonably require) waiving, releasing and relinquishing all liens, claims and rights to lien under applicable laws on account of any labor, materials and/or equipment furnished by any party through the date of Tenant’s Requisition (provided that any such waiver may be conditioned upon receipt of the amount requested for such party in the Tenant’s Requisition), and (vi) a certification by an appropriate officer of Tenant that Tenant has made (or upon receipt of the amount requested in the Tenant’s Requisition shall make) full payment for all of the work and other costs of the Third Amendment Premises Work covered by the Requisition. Upon the date of submission of a Requisition for the final [***] of Landlord’s Contribution (or any portion thereof) (the “Final Requisition”), in addition to delivering the documentation required in subclauses (i) through (vi) above, such Final Requisition shall also be accompanied by all items required to be delivered by Tenant pursuant to Article VIII of the Lease. For the avoidance of doubt, Landlord shall, at Tenant’s request, pay Requisitions and the Final Requisition using joint checks payable to both Tenant and its contractor or vendor, as the case may be.

Notwithstanding anything to the contrary herein contained:

(1) Tenant shall not submit more than one (1) Requisition in any calendar month.

(2) Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right with respect to any Tenant contractor or vendor that has filed a lien against the Property for work performed, or claimed to be performed, which has not been discharged or bonded over, to have the applicable Requisition amount(s) paid to both Tenant and such contractor or vendor jointly, or directly to such contractor or vendor.

6

(3) Landlord shall have no obligation to pay Landlord’s Contribution in respect of any Requisition submitted prior to the Execution Date of this Third Amendment or after January 1, 2019.

(4) If the cost of the Third Amendment Premises Work exceeds the Allowance, Tenant shall be entitled to Landlord’s Contribution in accordance with the terms hereof, but each individual disbursement of Landlord’s Contribution shall be disbursed in the proportion that the Allowance bears to the total cost for the Third Amendment Premises Work.

V. Additional Improvement Allowance—Third Amendment Premises. Tenant shall have the right to borrow up to [***] of the Existing Premises and the Third Amendment Premises) (the “Additional Allowance”) from Landlord in order to finance the costs of performing the Third Amendment Premises Work in one (1), two (2) or three (3) Requisitions, at Tenant’s option. The Additional Allowance may only be used for Costs (as defined above) related to the Third Amendment Premises Work. The Additional Allowance shall be paid to Tenant or, at Tenant’s option, through issuance of joint checks payable to the order of both Tenant and the general contractor that performed the Third Amendment Premises Work or vendor that supplied materials for the Third Amendment Premises Work, as the case may be, within [***] following receipt by Landlord of a Requisition for the Third Amendment Premises Work pursuant to Section IV.B. above. The Additional Allowance shall be disbursed in the amount reflected on the receipted bills meeting the requirements above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Additional Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is timely cured. Any Additional Allowance borrowed by Tenant hereunder shall be repaid to Landlord as Additional Rent in twelve (12) equal monthly installments beginning on first day of the twelfth month of the Second Extension Term Commencement Date, until the Additional Allowance has been repaid in full (with the final payment being adjusted, if necessary, to reflect the remaining balance of the Additional Allowance). In the event that Tenant is in default under this Lease after the expiration of applicable cure periods, the entire unpaid balance of the Additional Allowance borrowed by Tenant shall become immediately due and payable.

VI. Landlord’s Termination Right. Notwithstanding anything to the contrary herein or in the Lease contained, Landlord shall have the right, at any time after July 1, 2018, upon [***] prior written notice to Tenant (delivered no sooner than July 1, 2018), to terminate the Term of the Lease only with respect to that portion of the Premises located on the eighth (8th) floor of the Building containing 2,591 rentable square feet of space and shown on Exhibit D (the “Recapture Space”), attached hereto and incorporated herein, and the Coop Space, as hereinafter defined, in both instances, which termination shall be effective as of the date (the “Effective Termination Date”) that is the later to occur of (i) the date specified in such notice or (ii) the date that is [***] from the date that Tenant receives such notice. Upon the timely giving of such notice, the Term of the Lease with respect to the Recapture Space and/or the Coop Space, as applicable, shall terminate as of said Effective Termination Date, and, with respect to the Recapture Space, Annual Fixed Rent, Additional Rent, and other charges due under the Lease shall be apportioned as of said Effective Termination Date, and thereafter, (x) Tenant shall have no further rights or obligations with respect to the Recapture Space or Coop Space, as applicable, (except those that by their terms survive the expiration or earlier termination of the Lease) and (y) with respect to the Recapture Space, Tenant’s Annual Fixed Rent, Additional Rent, and other monthly charges will be proportionally reduced. For the avoidance of doubt, the earliest date on which the Effective Termination Date for the Recapture Space and the Coop Space could occur is October 1, 2018.

7

VII. Parking.

A. Parking Privileges. Landlord shall cause its affiliate, Landmark Leaseco LLC (“Garage Tenant”), to provide to Tenant monthly parking privileges in the structured parking facilities serving the Project (the “Garage”) for up to two hundred (200) passenger automobiles on an unreserved basis in the Garage by Tenant’s employees commencing on January 1, 2018 and continuing through the Second Extended Termination Date. In the event that the Rentable Floor Area of the Premises decreases at any time during the Lease Term, the number of parking privileges provided to Tenant shall be reduced proportionately.

B. Parking Charges. As of January 1, 2018, Tenant shall be entitled to one hundred (100) parking privileges. Thereafter, Tenant may increase its parking privileges from time to time (up to a maximum of 200) upon [***] prior written notice to Landlord. Tenant shall pay Garage Tenant or, if Garage Tenant so directs, the operator of such garage (the “Garage Operator”) for such parking privileges at a rate of [***]. Tenant acknowledges that said monthly charges to be paid under this Section are for the use by the Tenant of the parking privileges referred to herein, and not for any other service. Tenant’s failure to make payment when due to the Garage Tenant or Garage Operator, as the case may be, shall be considered to be a failure in the payment of rent hereunder for which Landlord shall have all its rights and remedies under this Lease and at law and in equity.

C. Garage Operation. Unless otherwise determined by Garage Tenant or the Garage Operator, the Garage is to be operated on a self-parking basis, and Tenant shall be obligated to park and remove its own automobiles, and Tenant’s parking shall be on an unreserved basis, Tenant having the right to park in any available stalls. Tenant’s access and use privileges with respect to the Garage shall be in accordance with regulations of uniform applicability to the users of the Garage from time to time established by the Garage Tenant or the Garage Operator. Tenant shall receive one (1) identification sticker or pass and one (1) magnetic card so-called, or other suitable device providing access to the Garage, for each parking privilege paid for by Tenant. Tenant shall supply Garage Tenant or the Garage Operator with an identification roster listing, for each identification sticker or pass, the name of the employee and the make, color and registration number of the vehicle to which it has been assigned, and shall provide a revised roster to Garage Tenant or Garage Operator monthly indicating changes thereto. Any automobile found parked in the Garage during normal business hours without appropriate identification will be subject to being towed at said automobile owner’s expense. The parking privileges granted herein are non-transferable (other than to a permitted assignee or subtenant pursuant to the applicable provisions of the Lease), provided that for the avoidance of doubt, if an employee of Tenant ceases using its parking privilege, Tenant shall be entitled to assign such parking privilege to another employee of Tenant. Garage Tenant or the Garage Operator may institute a so-called valet parking program for the Garage, and in such event Tenant shall cooperate in all respects with such program. Garage Tenant or Garage Operator shall have the right to alter the Garage as it sees fit and in such case to change the Garage including the reduction in area of the same, Tenant acknowledging that in connection with the potential expansion, reduction and/or change of buildings in the Project or the addition or elimination of other buildings thereto, it may be necessary to make significant changes to the Garage which may result in the reduction of the amount of parking available in the Garage and the change of location of such parking or may change the access to or egress from the Garage, all of which Garage Tenant or Garage Operator may perform sole and exclusive discretion, without limitation to its other rights in respect thereof, provided that the terms of Section 14.19 of the Lease shall apply to any such change,

8

D. Limitations. Tenant agrees that it and all persons claiming by, through and under it, shall at all times abide by all reasonable rules and regulations promulgated by Garage Tenant or the Garage Operator with respect to the use of the Garage. Except to the extent of its negligence or willful misconduct, neither the Landlord, the Garage Tenant nor the Garage Operator assumes any responsibility whatsoever for loss or damage due to fire or theft or otherwise to any automobile or to any personal property therein, however caused, and Tenant agrees, upon request from the Landlord or Garage Tenant, from time to time, to notify its officers, employees and agents then using any of the parking privileges provided for herein, of such limitation of liability. Tenant further acknowledges and agrees that a license only is hereby granted, and no bailment is intended or shall be created.

E. Alternative Facilities. Notwithstanding anything to the contrary set forth herein or in the Lease, Landlord shall have the right, upon [***] prior written notice (delivered no sooner than January 1, 2018) to Tenant, to relocate no more than [***] of Tenant’s parking to one of the following locations: [***] in order to facilitate the modification of the Garage in connection with the redevelopment of the Project which Landlord shall perform within a commercially reasonable period of time. For the avoidance of doubt, any such relocation of parking shall not occur prior to April 1, 2018. Any such relocated parking shall be promptly reinstated to the Garage upon completion of Landlord’s modification of the Garage. Unless waived by Tenant, Landlord shall provide Tenant with [***] prior written notice before reinstating such parking to the Garage.

VIII. Amenities. Landlord shall provide Tenant with the following amenities:

A. Landlord has constructed a communal space (the “Coop Space”) on the eighth (8th) floor of the Building, as shown on Exhibit A-4. Subject to Force Majeure and closures for repair and maintenance, Tenant shall have the right (i) to use the Coop Space on a nonexclusive basis in common with other tenants, at no additional charge (other than inclusion in Operating Expenses), and (ii) to reserve the Coop Space for its exclusive use from time to time on a first- come, first-served basis. The size and configuration of the Coop Space available for use by Tenant and other tenants in the Building shall be determined from time to time by Landlord in its sole discretion; provided, however, that Landlord shall not reduce the rentable square footage of the Coop Event Area, as shown on Exhibit A-4, by more than [***], or materially impair the ingress to or egress from the Coop Space, without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall reimburse Landlord upon invoice therefor, for all of Landlord’s reasonable third party out-of-pocket costs and the provision of building personnel (including additional security, janitorial or other services reasonably needed to facilitate Tenant’s exclusive use of the Coop Space) incurred in connection with any exclusive use of the Coop Space by Tenant. Tenant’s use of the Coop Space shall be subject to availability and such rules and regulations as Landlord may establish from time to time.

9

B. During the Second Extension Term Tenant shall have the right to use, at no cost to Tenant, the furniture listed on Exhibit E, attached hereto and incorporated herein, which is currently located in the eighth (8th) floor common conference room.

C. Landlord intends to construct a communal outdoor space (the “Outdoor Space”). Subject to Force Majeure and closures for repair and maintenance, Tenant shall have the right, once the Outdoor Space is completed, open and operational as determined by Landlord in its sole discretion, (i) to use the Outdoor Space on a nonexclusive basis in common with other tenants, at no additional charge (other than inclusion in Operating Expenses) and (ii) to reserve the Outdoor Space for its exclusive use from time to time based on availability on a first-come, first-served basis. The size, location and configuration of the Outdoor Space available for use by Tenant and other tenants in the Building shall be determined from time to time by Landlord in its sole discretion. Tenant shall reimburse Landlord upon invoice therefor, for all of Landlord’s reasonable third party out-of-pocket costs and the provision of building personnel (including additional security, janitorial or other services reasonably needed to facilitate Tenant’s exclusive use of the Outdoor Space) incurred in connection with any exclusive use of the Outdoor Space by Tenant. Tenant’s use of the Outdoor Space shall be subject to availability and such rules and regulations as Landlord may establish from time to time.

IX. Inapplicable/Amended Lease Provisions.

A. Inapplicable Lease Provisions. Articles III (Lease Term) and IV (Term; Construction) of the Lease, Section 5 (Landlord’s Expansion Work) of the First Amendment, and Section I.D (Landlord’s Second Amendment Work) of the Second Amendment shall have no applicability with respect to this Third Amendment.

B. Amended Lease Provisions.

(i) Section 8.4 of the Lease (Nature of Alterations) is hereby amended by deleting Subsection (b)(i) thereof. For the avoidance of doubt, notwithstanding anything to the contrary set forth in said Section 8.4(b) of the Lease, Tenant shall not be obligated to remove any Cable from the Premises at the expiration or earlier termination of the Lease Term.

10

(ii) Article X (Assignment and Subletting) of the Lease is hereby amended by adding the following provisions:

“Notwithstanding anything to the contrary set forth in Article X of the Lease, Landlord’s consent to a proposed sublease or assignment of the Lease shall not be unreasonably withheld, conditioned, or delayed. In determining whether to consent or withhold consent to a Proposed sublease or assignment of the Lease, Landlord and Tenant agree that Landlord may withhold its consent to any proposed sublease or assignment (other than a Permitted Transfer), and such withholding of consent by Landlord will not be unreasonable, if: (1) if the proposed assignee or subtenant is a party who would, or whose use would, detract from the character of the Building, such as, Without limitation, a dental, medical, chiropractic or a governmental office; or (2) if the proposed assignee or subtenant proposes to engage in a business in the Premises which is not consistent with the standards of the Building or is not permitted by or would contravene the provisions of this Lease; or (3) if the lease to, or use of the Premises or any portion thereof by, such subtenant or assignee will cause Landlord to be in violation of any restrictive use covenants granted by Landlord to any other tenant in the Project in such tenant’s lease; or (4) if, in the case of a proposed assignment, the proposed assignee is not of sufficient financial worth to perform its obligations underpins Lease as such obligations become due; or (5) the proposed assignee or subtenant is then a tenant in the Project, unless: (i) such tenant desires to sublease the Premises for expansion purposes only; and (ii) such assignment or sublease will not, either directly or indirectly, cause a vacancy in the premises which such proposed assignee or subtenant then occupies in the Building; and (iii) Landlord cannot then (i.e., at the time that Tenant requests Landlord’s consent) satisfy such tenant as to the size of premises and length of term; or (6) the proposed assignee or subtenant is then negotiating with Landlord to become a tenant in the Project; provided, however, it is understood and agreed that bases set forth above upon which Landlord may reasonably withhold its consent to a proposed sublease or assignment are not intended, and shall not be construed, to be an exclusive list of reasonable bases upon which Landlord may withhold its consent, and Landlord reserves the right to withhold its consent to any proposed sublease or assignment by virtue of any other reasonable basis.

If Tenant desires to assign this Lease or sublet all or any portion of the Premises (except with respect to a Permitted Transfer), then Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective and (b) with respect to a sublet of all or a part of the Premises, (i) the material business terms on which Tenant would sublet such premises, and (ii) a description of the portion of the Premises to be sublet. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord’s designee) shall be granted the right, at Landlord’s option, (1) to terminate this Lease with respect to such space as Tenant proposes to sublease (the “Partial Space”), upon the terms and conditions hereinafter set forth, or (2) if the proposed transaction is an assignment of this Lease or a subletting of 50% or more of the rentable square footage of the Premises, to terminate this Lease with respect to the entire Premises. Such option may be exercised by notice from Landlord to Tenant within [***] after Landlord’s receipt of Tenant’s notice. If Landlord exercises its option to terminate this Lease, as to the entire Premises or as to a Partial Space, pursuant to the foregoing provisions, then (A) this Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date that such assignment or sublease was to commence (as if such date were the expiration date of the term hereof), (B) Fixed Rent shall be apportioned, paid, or refunded as of such date, (C) Tenant, upon Landlord’s request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof, (D) Landlord shall be free to lease the Premises, or the portion thereof as to which such termination shall be effective, or any part thereof, to any person or persons, including, without limitation, to Tenant’s prospective assignee or subtenant, and (E) if a termination as to a Partial Space, Tenant shall be liable for all costs and expenses of segregating the Partial Space from the remaining Premises, and for the costs of separately demising the Partial Space from the remaining Premises.

11

In the event of an assignment of this Lease or a sublease of the Premises or any portion thereof to anyone other than pursuant to a Permitted Transfer, Tenant shall pay to Landlord [***] of any Net Sublease Profits (as defined below), payable in accordance with the following. In the case of an assignment of this Lease, “Net Sublease Profit”: (1) shall be defined as a lump sum in the amount (if any) by which any consideration paid by the assignee in consideration of or as an inducement to Tenant to make said assignment exceeds the reasonable attorneys’ fees, construction costs and brokerage fees incurred by Tenant in order to effect such assignment (collectively, “Sublease Expenses”), and (2) shall be payable concurrently with the payment to be made by the assignee to Tenant. In the case of a sublease, “Net Sublease Profit” shall be defined as a monthly amount equal to the amount by which the sublease rent and other charges payable by the subtenant to Tenant under the sublease exceed the sum of the rent and other charges payable under this Lease for the Premises or allocable to the sublet portion thereof, plus a monthly amount equal to the Sublease Expenses divided by the number of months in the term of the sublease, and shall be payable on a monthly basis concurrently with the subtenant’s payment of rent to Tenant under the sublease.”

(iii) Section 14.12 (Holding Over) of the Lease is hereby deleted in its entirety, and amended and restated as follows:

“14.12 Holding Over

Any holding over by Tenant after the expiration of the Term of this Lease shall be treated as a tenancy at sufferance and shall be on the terms and conditions as set forth in this Lease, as far as applicable except that Tenant shall pay as a use and occupancy charge an amount equal to [***]. In addition, Tenant shall save Landlord, its agents and employees harmless and will exonerate, defend and indemnify Landlord, its agents and employees from and against any and all damages which Landlord may suffer on account of Tenant’s hold-over in the Premises after the expiration or prior termination of the term of this Lease. Nothing in the foregoing nor any other term or provision of this Lease shall be deemed to permit Tenant to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term. All property which remains in the Premises after the expiration or termination of this Lease shall be conclusively deemed to be abandoned and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, then Landlord may receive the proceeds of such sale and apply the same, at its option against the expenses of the sale, the cost of moving and storage, any arrears of rent or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under this Lease and at law and in equity.”

12

X. Extension Option.

A. On the conditions (which conditions Landlord may waive by written notice to Tenant) that both at the time of the issuance of the Notice (as hereinafter defined) and as of the commencement of the Third Extension Term (as hereinafter defined), (i) there exists no “Event of Default” (defined in Article XIII of the Lease) during the Second Extension Term, (ii) the Lease is still in full force and effect, and (iii) Tenant has neither assigned this Lease nor sublet more than [***] of the Premises (except for a Permitted Transfer as defined in Article X of the Lease, as amended by this Third Amendment), Tenant shall have the right, subject to the terms and conditions set forth in this Section X, to extend the Term hereof for a period of five (5) years commencing on January 1, 2020, and expiring on December 31, 2024 (the “Third Extension Term”) upon Prevailing Market Terms (as defined below).

B. If Tenant desires to extend the Term, then Tenant shall give notice (“Notice”) to Landlord, not later than [***] prior to October 1, 2018. Not later than [***] after Landlord’s receipt of the Notice, Landlord shall provide Tenant with Landlord’s determination of the then-prevailing fair market rent, and other monetary and nonmonetary terms and conditions, for the Third Extension Term (“Prevailing Market Terms”). If at the expiration of [***] after the date when Landlord provides such Prevailing Market Terms to Tenant, Landlord and Tenant, despite their good faith efforts, have not reached agreement on Prevailing Market Terms and executed a written instrument extending the Term of this Lease, and making any other agreed-upon changes to the terms and conditions of this Lease, pursuant to such agreement, then the provisions of this Article X shall terminate and be of no further force or effect and Tenant shall have no further rights with respect to the extension of the Term of this Lease.

XI. Brokerage. Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Third Amendment, other than CBRE - New England (“Tenant’s Broker”), and in the event any claim is made against the Landlord relative to dealings with brokers, other than by Tenant’s Broker, Tenant shall defend the claim against Landlord with counsel of Landlord’s selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Third Amendment, other than the Medical-Academic team at Newmark (“Landlord’s Broker”), and in the event any claim is made against Tenant relative to dealings with brokers, other than by Landlord’s Broker; Landlord shall defend the claim against Tenant with counsel of Tenant’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason.

13

XII. Miscellaneous. Tenant hereby represents and warrants to Landlord as follows: (i) the execution and delivery of this Third Amendment by Tenant has been duly authorized by all requisite corporate action, (ii) neither the Lease nor the interest of Tenant therein has been assigned, sublet, encumbered or otherwise transferred; (iii) there are no defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Tenant thereunder; (iv) Tenant is not entitled to any offset, abatement or reduction of rent under the Lease except for the right of Tenant, to the extent expressly set forth in this Third Amendment, to use the Tower Premises, the Coop Space and the temporary space referred to in Sections II(A) and II(C) on a rent free basis; and (v) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. The submission of drafts of this document for examination and negotiation does not constitute an offer, or a reservation of, or option for, the Third Amendment Premises, the Tower Premises or any of the other terms and conditions set forth in this Third Amendment, and this Third Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Third Amendment to Tenant. Except as expressly and specifically set forth in this Third Amendment, the Existing Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Existing Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the Term of the Lease. Except as expressly set forth herein, all of the covenants, representations and warranties made by Tenant contained in the Existing Lease are hereby remade, reaffirmed and ratified as of the date hereof.

XIII. Counterparts. This Third Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument. Counterpart signature pages transmitted via facsimile or e-mail (in pdf or similar format) shall be deemed to be original signature pages for all purposes.

[Signatures on following page]

14

EXECUTED as an instrument under seal as of the date first above-written.

[***]

15

EXHIBIT A-l

[***]

Exhibit A-1, Third Amendment

EXHIBIT A-2

[***]

Exhibit A-3, Third Amendment

EXHIBIT A-3

[***]

Exhibit A-3, Third Amendment

EXHIBIT A-4

[***]

Exhibit A-4, Third Amendment

EXHIBIT B

[***]

Exhibit B, Third Amendment

EXHIBIT C

[***]

Exhibit C, Third Amendment

EXHIBIT C-l

[***]

Exhibit D, Third Amendment

EXHIBIT D

[***]

Exhibit D, Third Amendment

EXHIBIT E

[***]

Exhibit E, Third Amendment

EXHIBIT F

[***]

Exhibit F, Third Amendment

EXHIBIT G

[***]

Exhibit I, Third Amendment

EXHIBIT H

[***]

Exhibit I, Third Amendment

EXHIBIT I

[***]

Exhibit I, Third Amendment

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

FOURTH AMENDMENT TO LEASE

This FOURTH AMENDMENT TO LEASE (“Fourth Amendment”), is made as of this 6th day of February, 2019 (“Fourth Amendment Execution Date”) by and between LANDMARK CENTER PARK DRIVE LLC, a Delaware limited liability company (“Landlord”), and TOAST, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease dated June 12, 2015, as amended by a First Amendment to Lease dated September 17, 2016 (the “First Amendment”) and a Second Amendment to Lease dated February 14, 2017 (the “Second Amendment”) and a Third Amendment to Lease dated as of May 23, 2017 (“Third Amendment”) (as amended, the “Existing Lease”) for: (i) 64,035 rentable square feet on the eighth (8th) floor (“Existing Eighth Floor Premises”), (ii) 18,682 rentable square feet on the second (2nd) floor (“Second Floor Premises”), and (iii) 2,065 rentable square feet on the eleventh (11th) floor (“Tower Premises”) of that certain building known as The Landmark Center or 401 Park Drive (as more particularly described in the Existing Lease, the “Building”). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease. The Existing Lease, as modified and amended by this Fourth Amendment, is referred to herein as the “Lease”;

B. Landlord and Tenant desire to extend the Term of the Lease with respect to the Existing Eighth Floor Premises for an additional period, the parties hereby acknowledging and agreeing that the Term of the Lease with respect to the Second Floor Premises shall terminate on the later of (i) April 30, 2019 and (ii) the date which is [***] following the Ground Floor Premises Delivery Date (“Second Floor Premises Termination Date”), and the Term of the Lease with the Tower Premises shall terminate on January 31, 2019 (“Tower Premises Termination Date”);

C. Tenant desires to lease additional space in the Building consisting of (x) approximately 47,259 rentable square feet on the eighth (8th) floor (the “Eighth Floor Expansion Premises”), comprised of a 8,834 rentable square feet portion (“Area A”) and a 38,425 rentable square feet portion (“Area B”), each as shown on Exhibit A-5, attached hereto, (y) approximately 22,495 rentable square feet on the fifth (5th) floor (the “Fifth Floor Premises”), shown on Exhibit A-6, attached hereto, and (z) approximately 21,824 rentable square feet on the ground floor (the “Ground Floor Premises”), shown on Exhibit A-7, attached hereto. Landlord is willing to lease the Eighth Floor Expansion Premises, the Fifth Floor Premises and the Ground Floor Premises to Tenant on the terms and conditions hereinafter set forth. The Existing Eighth Floor Premises, the Eighth Floor Expansion Premises and the Fifth Floor Premises, collectively are referred to herein as the “Upper-Level Premises” and comprise 133,789 square feet of Rentable Floor Area. Each of (i) the Existing Eighth Floor Premises, (ii) the Eighth Floor Expansion Premises, (iii) the Fifth Floor Premises, and (iv) the Ground Floor Premises, shall each constitute a “Premises Component” for purposes of this Fourth Amendment; and

D. Landlord and Tenant desire to amend the Existing Lease to reflect the foregoing and to make certain other changes to the Existing Lease, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree that the Existing Lease is hereby amended as follows:

1. Existing Eighth Floor Premises.

A. Extension of Term with Respect to Existing Eighth Floor Premises. The Term of the Lease with respect to the Existing Eighth Floor Premises, as previously extended, is hereby further extended to expire on December 31, 2029 (“Third Extended Termination Date”), unless sooner terminated or extended in accordance with, and subject to the terms and conditions set forth in the Lease. The period of time commencing on January 1, 2020 (“Third Extension Term Commencement Date”), and continuing through the Third Extended Termination Date, is referred to in this Fourth Amendment as the “Third Extension Term.” Without limitation, all references in the Lease to the word “Term” shall be deemed to include the Third Extension Term in all respects. For avoidance of doubt, the Termination Date of the Lease with respect to the Existing Eighth Floor Premises, the Eighth Floor Expansion Premises, the Fifth Floor Premises and the Ground Floor Premises shall be the Third Extended Termination Date (i.e., December 31, 2029). The Term of the Lease with respect to the Second Floor Premises shall terminate on the Second Floor Premises Termination Date, and the Term of the Lease with respect to the Tower Premises shall terminate on the Tower Premises Termination Date.

B. Condition of Existing Eighth Floor Premises. Whereas Tenant is in occupancy of the Existing Eighth Floor Premises, Tenant shall take the Existing Eighth Floor Premises for the Third Extension Term “as-is”, in the condition in which the Existing Eighth Floor Premises is in as of the Third Extension Term Commencement Date, without any obligation on the part of Landlord to prepare or refurbish the Existing Eighth Floor Premises for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Existing Eighth Floor Premises, provided, however, the foregoing shall not limit Landlord’s repair, maintenance, restoration and remediation obligations under the Lease with respect to the Existing Eighth Floor Premises and Landlord’s obligation to pay the Fourth Amendment Allowances (as hereinafter defined) under this Fourth Amendment.

C. Rent for Existing Eighth Floor Premises. Tenant’s lease of the Existing Eighth Floor Premises for the Third Extension Term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the Third Extension Term Commencement Date, except that, during the Third Extension Term, Tenant shall pay with respect to the Existing Eighth Floor Premises (i) Annual Fixed Rent in accordance with Section 7 below, (ii) the Operating Expenses Excess in accordance with Section 8 below, (iii) the payments on account of real estate taxes in accordance with Section 9 below, and (iv) for electricity and overtime HVAC charges with respect to the Existing Eighth Floor Premises in accordance with Section 16 below of this Fourth Amendment, and Section 5.2 shall no longer apply to the Existing Eighth Floor Premises.

Notwithstanding anything in the Lease to the contrary, so long as no Material Monetary Event of Default (as hereinafter defined) occurs during calendar year 2019, Tenant’s obligation to pay Annual Fixed Rent for the Existing Eighth Floor Premises shall be partially abated and reduced by [***] of the Annual Fixed Rent payable under the Lease during the period commencing on November 1, 2018 through December 31, 2019. For purposes of the Lease, a “Material Monetary Event of Default” shall mean that Tenant has failed to pay within applicable notice and cure periods set forth in the Lease two (2) or more monthly installments of the Annual Fixed Rent due under the Lease. Landlord shall credit to Tenant the sum of [***] representing the [***] of the Annual Fixed Rent paid by Tenant for the Existing Eighth Floor Premises toward the next installments of Annual Fixed Rent due under the Lease after the Fourth Amendment Execution Date.

D. Landlord’s Existing Eighth Floor Allowance. Landlord shall pay an allowance to Tenant in the amount of [***] (the “Existing Eighth Floor Allowance”) towards the cost of performing the work (“Tenant’s Eighth Floor Work”) in the Existing Eighth Floor Premises and, subject to Section 1(E) below, the Tenant’s Fourth Amendment Work (as hereinafter defined). At Tenant’s written election, after completion of Tenant’s Eighth Floor Work, the remaining amount of the unfunded Existing Eighth Floor Allowance, up to an amount equal to [***] of the Existing Eighth Floor Allowance, may be applied to the next installment of Annual Fixed Rent due and owing under the Lease.

2. Surrender of Second Floor Premises and Tower Premises.

Notwithstanding anything in the Lease to the contrary, so long as no Material Monetary Event of Default (as hereinafter defined) occurs prior to, with respect to the Second Floor Premises, the Second Floor Premises Termination Date or, with respect to the Tower Premises, to the Tower Premises Termination Date, Tenant’s obligation to pay Annual Fixed Rent for each of the Second Floor Premises and the Tower Premises shall be partially abated and reduced by [***] of the Annual Fixed Rent payable under the Lease during the period commencing on November 1, 2018 and continuing through the Second Floor Extended Termination Date and the Tower Premises Termination Date, respectively. Landlord shall credit to Tenant the sum of [***] of the Annual Fixed Rent paid by Tenant for the Second Floor Premises toward the next installments of Annual Fixed Rent due under the Lease after the Fourth Amendment Execution Date. Effective as of the Second Floor Premises Termination Date, the Lease solely with respect to the Second Floor Premises, and the rights of the Tenant solely with respect thereto shall terminate and expire with the same force and effect as if such Second Floor Premises Termination Date had originally been specified as the Second Floor Extended Termination Date. Effective as of the Tower Premises Termination Date, the Lease solely with respect to the Tower Premises, and the rights of the Tenant solely with respect thereto shall terminate and expire with the same force and effect as if such Tower Premises Termination Date had originally been specified as the Second Extended Termination Date. Tenant shall surrender and yield-up the Second Floor Premises and the Tower Premises in good and broom-clean order, repair and condition, free of all tenants and occupants, and otherwise in the condition in which the Premises are required to be surrendered, subject to and in accordance with the provisions of the Lease at the expiration of the Term. All property and alterations of any kind, nature or description remaining in the Second Floor Premises Termination Date and the Tower Premises Termination Date, as applicable, after such date shall be and become the property of Landlord and may be disposed of by Landlord, without payment from Landlord and without the necessity to account therefor to Tenant. Without limiting the foregoing, if Tenant fails to yield up and surrender the Second Floor Premises or the Tower Premises by the Second Floor Premises Termination Date and the Tower Premises Termination Date, respectively, then for and with respect each day between the Second Floor Premises Termination Date or the Tower Premises Termination Date and such surrender, Tenant shall pay a holdover charge at the rate set forth in the Lease for the applicable portion of the Premises. Nothing herein contained shall constitute a release, waiver, limitation, or restriction of any rights or remedies of Landlord on account of Tenant’s failure to surrender the Second Floor Premises and the Tower Premises by the Second Floor Premises Termination Date and the Tower Premises Termination Date, as applicable.

3. Fourth Amendment Allowances and General Terms Applicable to Delivery.

A. Fourth Amendment Allowances. Notwithstanding anything to the contrary contained herein, Tenant shall be permitted to apply the Existing Eighth Floor Allowance, the Expansion Eighth Floor Allowance, the Fifth Floor Allowance and the Ground Floor Allowance (as such terms are hereinafter defined and referred to herein collectively as, the “Fourth Amendment Allowances”) interchangeably to Tenant’s Eighth Floor Work, Tenant’s Eighth Floor Expansion Work, Tenant’s Fifth Floor Work and Tenant’s Ground Floor Work (as such terms are hereinafter defined and referred to herein collectively as “Tenant’s Fourth Amendment Work”), subject: to the terms and conditions of disbursement set forth herein. Notwithstanding the foregoing, Tenant may not use any of the Ground Floor Allowance towards the costs of performance of any other Tenant’s Fourth Amendment Work unless and until Tenant has expended at least [***] of the Ground Floor Premises on the Costs (as hereinafter defined) of performing Tenant’s Ground Floor Work.

B. Requisitions. The costs of the Tenant’s Fourth Amendment Work (the “Costs”) shall include all so-called hard costs to purchase and construct the Tenant’s Fourth Amendment Work, provided, however, Tenant may elect to use up to [***] of the Fourth Amendment Allowances for the payment of soft costs for the Tenant’s Fourth Amendment Work, including the cost of furniture, workstations, cabling, telecommunications, architectural, engineering and project management fees, telecommunications cabling, fixtures, equipment and relocation and moving costs. If the Cost of Tenant’s Fourth Amendment Work exceeds the Fourth Amendment Allowances, Tenant shall be responsible for the payment of all such excess. Provided there shall then exists no Event of Default of Tenant under the Lease at the time that Tenant submits any requisition (“Requisition”) of the applicable portion of the Fourth Amendment Allowances, Landlord shall pay the cost of the work shown on each Requisition in accordance with the same procedures set forth in Section IV(B) of the Third Amendment (excluding the last sentence thereof), which shall be incorporated herein, with all references to “work”, “allowance” and “contribution” referring to the applicable Fourth Amendment Allowances set forth in Section 3(B) above and the Final Requisition shall be amended to be the Requisition for the final [***]. Requisitions for soft costs may be submitted from time to time as and when such costs are incurred upon submission of invoices from Tenant’s architect and engineers and vendors. If Landlord declines to make payment of the amount due under a Requisition on the basis that Tenant has failed to satisfy any of the conditions therefor or there is an Event of Default in existence, then, if Tenant subsequently satisfies such conditions or cures the Event of Default, as applicable, and the Lease is then in full force and effect, Tenant shall have the right to resubmit such Requisition to Landlord in accordance with this Fourth Amendment and Landlord shall fund the amount of the Fourth Amendment Allowances requisitioned. Notwithstanding the foregoing, if Tenant submits a valid and proper Requisition for payment of any portion of the Fourth Amendment Allowances, and all of the conditions thereto as set forth herein have been timely and completely satisfied, and Landlord shall fail timely to pay the amount requested and such failure shall continue for [***] after Tenant provides a written notice to Landlord which expressly and specifically identifies such failure to pay the amount requested, then, so long as no monetary or material non-monetary Event of Default has occurred and is continuing, Tenant shall have the right to set-off such unpaid amount against the next monthly installments of Annual Fixed Rent, up to, but not exceeding, [***] of each such monthly installment, payable under this Lease until such amounts have been fully paid by Landlord or Tenant has been fully credited therefor. Notwithstanding anything to the contrary contained herein, (i) Landlord shall have no obligation to pay the Fourth Amendment Allowances in respect of any Requisition submitted after December 1, 2020, (ii) Tenant may not submit any Requisitions for (and Landlord shall have no obligation to pay) the Fourth Amendment Allowances unless and until Tenant has delivered the Initial Security Deposit to Landlord in accordance with the terms and conditions of this Fourth Amendment and (iii) Tenant may not submit any Requisitions for (and Landlord shall have no obligation to pay) the final [***] of the Fourth Amendment Allowances unless and until Tenant has delivered the Additional Security Deposit to Landlord in accordance with the terms and conditions of this Fourth Amendment.

C. Landlord Delays. Without limitation of the foregoing, if any Hazardous Materials (including any asbestos) are discovered in the Premises during the performance of the Tenant’s Fourth Amendment Work in such amounts or at such levels which, under applicable Environmental Laws, requires removal or remediation, and such Hazardous Materials are not the result of any condition caused by any wrongful act or omission of Tenant or its agents, employees or contractors, then Landlord shall promptly remove or remediate the same or cause it to be removed or remediated in compliance with applicable Environmental Laws, at Landlord’s sole cost and expense, and repair any damage caused by such Hazardous Materials or Landlord’s removal or remediation of the same. Tenant shall provide Landlord with prompt written notice of the discovery of any such Hazardous Materials and a description of the location where such Hazardous Materials were found and Landlord shall remove, abate, encapsulate or remediate the same or cause it to be removed, abated, encapsulated or remediated in accordance with applicable Environmental Laws (the “Remediation Work”) within a commercially reasonable period of time after receipt of notice from Tenant, and if such Remediation Work (or the failure to perform such Remediation Work) actually delays Tenant’s occupancy of any portion of the Premises, then the Rent Commencement Date for the portion of the Premises that Tenant is delayed occupying shall be extended on a day for day basis for each day of delay in the performance of the Tenant’s Fourth Amendment Work and/or occupancy of the applicable portion of the Premises caused thereby.

D. Tenant Delays. “Tenant Delay” shall mean any actual delay in the performance or Substantial Completion of any Landlord work, or the delivery of any portion of the Premises to Tenant arising out of or resulting from the following: (i) any special work, long lead-time items, changes, alterations or additions to any Landlord work as substantially shown on the exhibits to this Fourth Amendment, (iii) any delay on the part of Tenant or its agents, engineers, architects, or contractors for more than [***] in responding to a particular request for input or information from Tenant where such Tenant input or information is required for any Landlord work to proceed, (iv) any interference with the performance of any Landlord’s work to be performed hereunder by Tenant or any of its agents, engineers, architects, or contractors, or (v) any other wrongful action or inaction by Tenant or any of Tenant’s agents, engineers, architects, or contractors. The term “Force Majeure” shall mean any prevention, delay or stoppage due to governmental regulation, strikes, lockouts, acts of God, acts of war, terrorists acts, civil commotions, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Landlord’s control or attributable to Tenant’s action or inaction. Tenant shall not be charged with any period of Tenant Delay prior to the date that is [***] after Tenant receives written notice from Landlord of the alleged Tenant Delay and if Tenant cures or removes the cause of such delay prior to the expiration of such [***] period, there will not be any Tenant Delay charged for such occurrence.

E. Substantial Completion. “Substantially Completed” or “Substantial Completion” shall mean shall mean the completion of the applicable work, so that the applicable portion of the Premises shall be ready for Tenant’s performance of the Tenant Work, excepting only (i) punch-list items which can be completed without, in the aggregate, causing any material interference with Tenant’s use of the applicable portion of the Premises, and (ii) any other items which because of the seasonal nature of the item (such as HVAC balancing), which items shall be completed diligently as soon as the season and/or weather permits.

4. Eighth Floor Expansion Premise

A. Demise of Eighth Floor Expansion Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Eighth Floor Expansion Premises for a term commencing as of the Eighth Floor Expansion Premises Delivery Date, as hereinafter defined, and terminating on the Third Extended Termination Date. Said demise of the Eighth Floor Expansion Premises shall be upon all of the same terms and conditions of the Lease, except as expressly set forth in this Fourth Amendment. The “Area A Delivery Date” shall be the date Landlord delivers possession of Area A to Tenant in the Delivery Condition (as defined in Section 4(C) below), which is estimated to be the Fourth Amendment Execution Date. The “Area B Delivery Date” shall be the date that the current occupant of Area B vacates Area B and delivers Area B to Landlord and Landlord delivers possession of Area B to Tenant in the Delivery Condition, which date is estimated to be [***] following the date that Tenant vacates and surrenders possession of the Second Floor Premises to Landlord (the “Estimated Area B Delivery Date”). The “Eighth Floor Expansion Premises Rent Commencement Date” shall be January 1, 2020. The Existing Eighth Floor Premises and the Eighth Floor Expansion Premises are collectively referred to as the “Eighth Floor Premises”.

Except as set forth in this Section 4(A), Landlord shall not be liable for any failure to deliver Area A or Area B by any particular date, no such failure shall impair the validity of the Lease or extend the Term and there shall be no postponement of the Eighth Floor Expansion Premises Rent Commencement Date. Notwithstanding the foregoing or any provision contained herein to the contrary, if the Area A Delivery Date has not occurred by the date which is [***] after the Fourth Amendment Execution Date (as such date may be extended for Tenant Delays, the “Outside Area A Delivery Date”), then for and with respect to each day between the Outside Area A Delivery Date and the date on which the Area A Delivery Date actually occurs, as its sole and exclusive remedy on account thereof, Tenant shall receive a credit against the Annual Fixed Rent next becoming payable under the Lease for Area A in an amount equal to the per diem Annual Fixed Rent payable for Area A. Notwithstanding anything to the contrary contained herein, the Outside Area A Delivery Date shall be extended, and there shall be no credit against Annual Fixed Rent for any delay in the occurrence of the Area A Delivery Date arising out of or resulting from any Tenant Delay. In addition, if the Area B Delivery Date has not occurred by the date which is [***] after Estimated Area B Delivery Date (as such date may be extended for Tenant Delays, the “Outside Area B Delivery Date”), then for and with respect to each day between the Outside Area B Delivery Date and the date on which the Area B Delivery Date actually occurs, as its sole and exclusive remedy on account thereof, Tenant shall receive a credit against the Annual Fixed Rent next becoming payable under the Lease for Area B in an amount equal to the per diem Annual Fixed Rent payable for Area B. Notwithstanding anything to the contrary contained herein, the Outside Area B Delivery Date shall be extended, and there shall be no credit against Annual Fixed Rent for any delay in the occurrence of the Area B Delivery Date arising out of or resulting from any Tenant Delay.

B. Rent for Eighth Floor Expansion Premises. Commencing as of the applicable Eighth Floor Expansion Premises Delivery Date, Tenant shall pay for electricity and overtime HVAC charges with respect to me applicable Eighth Floor Expansion Premises in accordance with Section 16 of this Fourth Amendment, and Section 5.2 of the Lease shall not apply to the Eighth Floor Expansion Premises Commencing as of the Eighth Floor Expansion Premises Rent Commencement Date, Tenant snail pay with respect to the Eighth Floor Expansion Premises (i) Annual Fixed Rent in accordance with Section 7 below, (ii) the Operating Expenses Excess in accordance with Section 8 below and (iii) the payments on account of real estate taxes in accordance with Section 9 below.

C. Condition of Eighth Floor Expansion Premises. Subject to Landlord’s obligations under Section 4(E) below to perform the Landlord’s Eighth Floor Work, Tenant shall take each of Area A and Area B in the Delivery Condition but otherwise in their “as-is”, in the condition in which each is in as of the Area A Delivery Date and the Area B Delivery Date, respectively, without any obligation on the part of Landlord to prepare or refurbish the Eighth Floor Expansion Premises for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Eighth Floor Expansion Premises. Notwithstanding the foregoing, Landlord shall deliver possession of each expansion premises space (including right of first offer spaces set forth in this Fourth Amendment) to Tenant vacant, broom clean, free of all property and debris and with the applicable expansion premises separately metered or submetered for electrical usage (the “Delivery Condition”). Landlord shall deliver the Eighth Floor Expansion Premises to Tenant with the furniture and equipment identified on Exhibit Q attached hereto and such furniture and equipment shall become Tenant’s property. Tenant shall take such furniture and equipment in the same condition in which such furniture and equipment is in as of the Area A Delivery Date, without any representation or warranty by Landlord to Tenant as to the condition thereof. The foregoing shall not limit Landlord’s repair, maintenance, restoration and remediation obligations under the Lease with respect to the Eighth Floor Expansion Premises and Landlord’s obligation to pay the Fourth Amendment Allowances under this Fourth Amendment.

D. Landlord’s Eighth Floor Expansion Allowance. Landlord shall pay an allowance to Tenant in the amount of [***] (the “Expansion Eighth Floor Allowance”) towards the cost of performing the work (“Tenant’s Eighth Floor Expansion Work”) in the Eighth Floor Expansion Premises, and, subject to Section 3(A) above, Tenant’s Fourth Amendment Work. At Tenant’s written election, after completion of Tenant’s Eighth Floor Expansion Work, the remaining amount of the unfunded Expansion Eighth Floor Allowance, up to an amount equal to [***] of the Expansion Eighth Floor Allowance, may be applied to the next installment of Annual Fixed Rent due and owing under the Lease.

E. Landlord’s Eighth Floor Work. Promptly following the Fourth Amendment Execution Date, Landlord will commence the performance of the work described and shown on Exhibit J-5 attached hereto (“Landlord’s Eighth Floor Work”) and, subject to Tenant’s compliance with the provisions of this Section 4(E) will complete Landlord’s Eighth Floor Work in a good and workmanlike manner by no: later than April 1, 2019. Landlord and its employees, contractors and agents shall have reasonable access to the Eighth Floor Expansion Premises at all reasonable times in order to perform the Landlord’s Eighth Floor Work, and Tenant will use all reasonable efforts to minimize interference with the performance of Landlord’s Eighth Floor Work. Landlord shall use reasonable efforts to minimize interference with Tenant’s performance of Tenant’s Eighth Floor Work during the performance of Landlord’s Eighth Floor Work. There shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant’s other obligations under the Lease, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from the performance of Landlord’s Eighth Floor Work.

5. Fifth Floor Premises.

A. Demise of Fifth Floor Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Fifth Floor Premises for a term commencing as of the Fifth Floor Premises Delivery Date, as hereinafter defined, and terminating on the Third Extended Termination Date. Said demise of the Fifth Floor Premises shall be upon all of the same terms and conditions of the Lease, except as expressly set forth in this Fourth Amendment. The “Fifth Floor Premises Delivery Date” shall be the earlier of: (i) the date that Landlord delivers possession of the Fifth Floor Premises to Tenant with Landlord’s Fifth Floor Work (as hereinafter defined) Substantially Complete and in the Delivery Condition, or (ii) the date on which Tenant occupies the Fifth Floor Premises for the conduct of its business. The “Fifth Floor Premises Rent Commencement Date” shall be January 1, 2020. Landlord shall use commercially reasonable efforts to cause the Fifth Floor Delivery Date to occur on or before the date which is [***] after the Fourth Amendment Execution Date (the “Estimated Fifth Floor Premises Delivery Date”).

Except as set forth in this Section 5(A), Landlord shall not be liable for any failure to deliver the Fifth Floor Premises by any particular date, no such failure shall impair the validity of the Lease or extend the Term and there shall be no postponement of the Fifth Floor Premises Rent Commencement Date. Notwithstanding the foregoing or any provision contained herein to the contrary, if the Fifth Floor Premises Delivery Date has not occurred by the date which is [***] after the Estimated Fifth Floor Premises Delivery Date (as such date may be extended for Tenant Delays, the “Outside Fifth Floor Premises Delivery Date”), then for and with respect to each day between the Outside Fifth Floor Premises Delivery Date and the date on which the Fifth Floor Premises Delivery Date actually occurs, as its sole and exclusive remedy on account thereof, Tenant shall receive a credit against the Annual Fixed Rent next becoming payable under the Lease for the Fifth Floor Premises in an amount equal to the per diem Annual Fixed Rent payable for the Fifth Floor Premises. Notwithstanding anything to the contrary contained herein, the Outside Fifth Floor Premises Delivery Date shall be extended, and there shall be no credit against Annual Fixed Rent for any delay in the occurrence of the Fifth Floor Premises Delivery Date arising out of or resulting from any Tenant Delay.

B. Rent for Fifth Floor Premises. Commencing as of the Fifth Floor Premises Delivery Date, Tenant shall to pay for electricity and overtime HVAC charges with respect to the Fifth Floor Expansion Premises in accordance with Section 16 of this Fourth Amendment, and Section 5.2 of the Lease shall not apply to the Fifth Floor Premises. Commencing as of the Fifth Floor Premises Rent Commencement Date, Tenant shall pay with respect to the Fifth Floor Premises (i) Annual Fixed Rent in accordance with Section 7 below, (ii) the Operating Expenses Excess in accordance with Section 8 below arid (iii) the payments on account of real estate taxes in accordance with Section 9 below.

C. Condition of Filth Floor Premises. The Fifth Floor Premises shall be delivered to Tenant with the demising work described and shown on Exhibit J-1 attached hereto (“Landlord’s Fifth Floor Work”) Substantial!;/ Completed and in the Delivery Condition but otherwise “as-is”, in the condition in which the Fifth Floor Premises are in as of the Fifth Floor Delivery Date, without any obligation on the part of Landlord to prepare or construct the Fifth Floor Premises for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Fifth Floor Premises. The foregoing shall not limit Landlord’s repair, maintenance, restoration and remediation obligations under the Lease with respect to the Fifth Floor Premises and Landlord’s obligation to pay the Fourth Amendment Allowances (as hereinafter defined) under this Fourth Amendment.

D. Landlord’s Fifth Floor Allowance. Landlord shall pay an allowance to Tenant in the amount of [***] (the “Fifth Floor Allowance”) towards the cost of performing the work (“Tenant’s Fifth Floor Work”) in the Fifth Floor Premises and, subject to Section 3(A) above, Tenant’s Fourth Amendment Work. At Tenant’s written election, after completion of Tenant’s Fifth Floor Work, the remaining amount of the unfunded Fifth Floor Allowance, up to an amount equal to [***] of the Fifth Floor Allowance, may be applied to the next installment of Annual Fixed Rent due and owing under the Lease.

6. Ground Floor Premises.

A. Demise of Ground Floor Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Ground Floor Premises for a term commencing as of the Ground Floor Premises Delivery Date, as hereinafter defined, and terminating on the Third Extended Termination Date. Said demise of the Ground Floor Premises shall be upon all of the same terms and conditions of the Lease, except as expressly set forth in this Fourth Amendment. The “Ground Floor Premises Delivery Date” shall be the earlier of (i) the date that Landlord delivers possession of the Ground Floor Premises to Tenant with Landlord’s Ground Floor Work (as hereinafter defined) Substantially Complete and in the Delivery Condition, and (ii) the date on which Tenant occupies the Ground Floor Premises for the conduct of its business.

B. Rent for Ground Floor Premises. Commencing as of the Ground Floor Premises Delivery Date, Tenant shall pay with respect to the Ground Floor Premises (i) Annual Fixed Rent in accordance with Section 7 below, and (ii) for electricity and HVAC charges in accordance with Section 5.2 of the Existing Lease, except that Tenant’s annual electricity charge shall be equal to [***]. Commencing as of the Third Extension Term Commencement Date, Tenant shall pay with respect to the Ground Floor Premises (i) the Operating Expenses Excess in accordance with Section 8 below, (ii) the payments on account of real estate taxes in accordance with Section 9 below and (iii) electricity and overtime HVAC charges in accordance with Section 16 below of this Fourth Amendment and Section 5.2 of the Lease shall no longer be applicable to the Ground Floor Premises.

C. Condition of Ground Floor Premises. The Ground Floor Premises shall be delivered to Tenant with the demising and restroom work described and shown on Exhibit J-2 attached hereto and consistent with the floor plan attached hereto as Exhibit A-7 (“Landlord’s Ground Floor Work”) Substantially Completed, in the Delivery Condition but otherwise “as-is”, in the condition in which the Ground Floor Premises are in as of the Ground Floor Premises Delivery Date, without any obligation on the part of Landlord to prepare or construct the Ground Floor Premises for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Ground Floor Premises. The foregoing shall not limit Landlord’s repair, maintenance, restoration and remediation obligations under the Lease with respect to the Ground Floor Premises and Landlord’s obligation to pay the Fourth Amendment Allowances (as hereinafter defined) under this Fourth Amendment. Landlord shall use commercially reasonable efforts to cause the Ground Floor Premises Delivery Date to occur on or before March 15, 2019, but Landlord shall have no liability or obligation to Tenant, and Tenant shall have no rights against Landlord in the event Landlord is unable to meet such date.

Except as set forth in this Section 6(C), Landlord shall not be liable for any failure to deliver the Ground Floor Premises by any particular date, no such failure shall impair the validity of the Lease or extend the Term and there shall be no postponement of the Ground Floor Premises Rent Commencement Date. Notwithstanding the foregoing or any provision contained herein to the contrary, if the Ground Floor Premises Delivery Date has not occurred by April 15, 2019 (as such date may be extended for Tenant Delays, the “Outside Ground Floor Premises Delivery Date”), then for and with respect to each day between the Outside Ground Floor Premises Delivery Date and the date on which the Ground Floor Premises Delivery Date actually occurs, as its sole and exclusive remedy on account thereof, Tenant shall receive a credit against the Annual Fixed Rent next becoming payable under the Lease for the Ground Floor Premises in an amount equal to the per diem Annual Fixed Rent payable for the Ground Floor Premises. Notwithstanding anything to the contrary contained herein, the Outside Ground Floor Premises Delivery Date shall be extended, and there shall be no credit against Annual Fixed Rent for any delay in the occurrence of the Ground Floor Premises Delivery Date arising out of or resulting from any Tenant Delay.

D. Ground Floor Corridor. Landlord has constructed a ten foot (10’) corridor (“Ground Floor Corridor”) along the Southern edge of the Ground Floor Premises abutting the space occupied by REI as shown on Exhibit A-7, attached hereto. So long as the Ground Floor Corridor is installed and dedicated for Landlord’s use, the Ground Floor Corridor shall be excluded from the Premises for all purposes under the Lease, Tenant shall have no obligation to pay Annual Fixed Rent or electricity with respect to the Ground Floor Corridor and the Annual Fixed Rent set forth in Section 5 hereof shall abate in the amount of [***]. The parties acknowledge that Tenant will accept possession of the Ground Floor Corridor following the completion of Landlord’s use therefor. Landlord shall surrender the Ground Floor Corridor and deliver possession of the Ground Floor Corridor to Tenant by not later than April 30, 2019, flush with the remainder of the Ground Floor Premises and in all other respects in its then “as-is” condition without any obligation on the part of Landlord to prepare or construct the Ground Floor Corridor for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Ground Floor Corridor. From and after the date that sole possession of the Ground Floor Corridor is delivered to Tenant, Landlord will have no further right to use the Ground Floor Corridor and the Ground Floor Corridor shall become part of the Ground Floor Premises, and Annual Fixed Rent with respect to the Ground Floor Premises shall be increased to include the Ground Floor Corridor and shall be the amount in the table set forth in Section 5 below. Tenant may elect to remove or retain the Ground Floor Corridor in Tenant’s sole discretion and without any obligation to restore the same if such Ground Floor Corridor is removed by Tenant during the Term.

E. Landlord’s Ground Floor Allowance. Landlord shall pay an allowance to Tenant in the amount of [***] (the “Ground Floor Allowance”) towards the cost of performing the work (“Tenant’s Ground Floor Work”) in the Ground Floor Premises.

F. Exterior Storefront of Ground Floor Premises. Notwithstanding anything to the contrary contained in the Lease, Landlord shall be permitted, at Landlord’s sole cost and expense, to install graphics containing words and reputable images on the exterior windows of the Ground Floor Premises in the location of the former retail storefront from time to time. Such graphics shall designed and installed by Landlord in order to permit natural light to enter the Ground Floor Premises from outside but substantially prevent the occupied areas of Ground Floor Premises from being openly visible from the exterior of the Building. The level of transparency of such graphics shall be subject to Tenant’s reasonable approval. Landlord shall not install graphics identifying any Tenant Competitor (as hereinafter defined).

7. Annual Fixed Rent.

A. Commencing as of the Third Extension Term Commencement Date, Tenant shall pay Annual Fixed Rent with respect to the Upper-Level Premises as follows:

Upper-Level Premises: 133,789 rsf:

Time Period	Annual Fixed Rent	Monthly Fixed Rent
1/1/20-12/31/20:	[***]	[***]
1/1/21-12/31/21:	[***]	[***]
1/1/22-12/31/22:	[***]	[***]
1/1/23-12/31/23:	[***]	[***]
1/1/24-12/31/24:	[***]	[***]
1/1/25-12/31/25:	[***]	[***]
1/1/26-12/31/26:	[***]	[***]
1/1/27-12/31/27:	[***]	[***]
1/1/28-12/31/28:	[***]	[***]
1/1/29-12/31/29:	[***]	[***]

B. Tenant shall pay Annual Fixed Rent with respect to the Ground Floor Premises as follows:

Ground Floor Premises: 21,824 rsf

Time Period	Annual Fixed Rent		Monthly Fixed Rent
Ground Floor Premises Delivery Date through 12/31/19:	[	***]	[	***]
1/1/20-12/31/20	[	***]	[	***]
1/1/21-12/31/21	[	***]	[	***]
1/1/22-12/31/22	[	***]	[	***]
1/1/23-12/31/23	[	***]	[	***]
1/1/24-12/31/24	[	***]	[	***]
1/1/25-12/31/25	[	***]	[	***]
1/1/26-12/31/26	[	***]	[	***]
1/1/27-12/31/27	[	***]	[	***]
1/1/28-12/31/28	[	***]	[	***]
1/1/29-12/31/29	[	***]	[	***]

Notwithstanding anything to the contrary herein contained, so long as no Material Monetary Event of Default (as hereinafter defined) occurs during calendar year 2019, Tenant shall only be obligated to pay [***] of the Annual Fixed Rent with respect to the Ground Floor Premises from November 1, 2018 through December 31, 2019.

8. Operating Expenses. Commencing as of January 1, 2020 and continuing through the Third Extension Term, Tenant shall pay the Operating Expenses Excess (as hereinafter defined) with respect to all of the Premises demised to Tenant in accordance with the provisions of this Section 8:

A. Operating Expenses Defined. “Operating Expenses Allocable to the Premises” means the same proportion of the Operating Expenses for the Office Area (as hereinafter defined) as Rentable Floor Area of the Premises bears to the total Rentable Floor Area of the Office Area plus the Rentable Floor Area of the Ground Floor Premises and, if applicable, the Rentable Floor Area of the BSC RFO Premises. “Base Operating Expenses” means Operating Expenses for the Office Area for calendar year 2019 (that is the period beginning January 1, 2019 and ending December 31, 2019). Base Operating Expenses shall not include material market-wide cost increases due to extraordinary circumstances beyond the reasonable control of Landlord particular to and only occurring during the Base Year and generally affecting comparable commercial buildings in the City of Boston, including but not limited to, force majeure events, boycotts, strikes, embargoes or shortages. “Base Operating Expenses Allocable to the Premises” means the same proportion of Base Operating Expenses as the Rentable Floor Area of Tenant’s Premises bears to the total Rentable Floor Area of the Office Area, plus the Rentable Floor Area of the Ground Floor Premises and, if applicable, the Rentable Floor Area of the BSC RFO Premises. As of the Fourth Amendment Execution Date, the Rentable Floor Area of the Office Area is 709,348 square feet and the Rentable Floor Area of the Building is 947,974 square feet. The Office Area and the Retail Area shall not be remeasured during the Term except in the event of changes thereto resulting from casualty and condemnation restoration. “Operating Expenses for the Office Area” means the cost of operation of the Office Area and the Office Area’s share of the cost of operating other areas of the Project (exclusive of the Garage) as more specifically provided below, including those incurred in discharging Landlord’s repair obligations and services to be provided by Landlord under Article VI of the Lease; however there shall be excluded from the Operating Expenses for the Office Area the cost of operation of the Garage and all expenses inuring solely to the benefit of the Retail Areas of the Project. If Landlord constructs the 201 Brookline Building, then Operating Expenses incurred for the exterior areas of the Project shall be equitably allocated based on the Rentable Floor Area of the buildings, provided, however, no expenses that benefit solely the 201 Brookline Building, such as utility charges and roof or building system repairs and maintenance for the 201 Brookline Building shall be included in Operating Expenses for the Office Area. In addition, such costs shall exclude payments of debt service and any other mortgage charges, brokerage commissions, real estate taxes (to the extent paid pursuant to Section 9 hereof), and costs of special services rendered to tenants (including Tenant) for which a separate charge is made, but shall include, without limitation:

(i) compensation, wages and all fringe benefits, workmen’s compensation insurance premiums and payroll taxes paid to, for or with respect to all persons for their services in the operating, maintaining, managing or cleaning of the Office Area or the Project;

(ii) payments under service contracts with independent contractors for operating, maintaining or cleaning of the Office Area or the Project;

(iii) steam, water, sewer, gas, oil, electricity and telephone charges (excluding all charges for electricity and other utilities supplied to leasable areas of the Building and for which Tenant pays separately under the Lease or this Fourth Amendment);

(iv) cost of maintenance, cleaning and repairs and replacements (other than repairs reimbursed from contractors under guarantees);

(v) cost of snow removal and care of landscaping;

(vi) cost of building and cleaning supplies and equipment;

(vii) premiums for insurance carried with respect to the Office Area or the Project (including, without limitation, liability insurance, insurance against loss in case of fire or casualty and of monthly installments of Annual Fixed Rent and any Additional Rent which may be due under this Lease and other leases of space in the Office Area for not more than twelve (12) months in the case of both Annual Fixed Rent and Additional Rent and, if there be any first mortgage on the Office Area, including such insurance as may be required by the holder of such first mortgage) provided, however, with respect to insurance coverages required to be carried by a holder of a mortgage such coverages are of the type and amounts customarily required to be carried by lenders of comparable buildings);

(viii) management fees not to exceed [***] of Gross Receivable Rents for the Office Area (“Gross Receive file Rents for the Office Area”) for the purposes hereof being defined as annual fixed rent, Landlord’s Operating Expenses (with the exception of the aforesaid management fee), payments on account of real estate taxes, and tenant electricity reimbursements for the relevant year);

(ix) the Office Area’s share (as reasonably determined by Landlord) of Operating Expenses related to the operation of the open areas, public areas and amenities, plazas, common areas, facilities and other non-leasable areas of the Project and other mixed use common area maintenance costs incurred by Landlord and allocated to the Office Area and costs of operation (but not installation or fixturing) of the amenities operated by Landlord as of the Fourth Amendment Execution Date for use of tenants of the Office Area either alone or in common with tenants of other buildings in the Project; provided, however, from and after the date that Landlord obtains a building permit for the construction of the 201 Brookline Building, Landlord’s Operating Expenses for the Office Area shall exclude all costs related to the construction of the 201 Brookline Building;

(x) capital expenditures made by Landlord during the Term of the Lease (1) to reduce Operating Expenses if Landlord shall have reasonably determined on the basis of independent, third party engineering estimates that the annual reduction in Operating Expenses shall exceed the annual depreciation therefor or (2) to comply with Legal Requirements which first become applicable to the Building after the Third Extension Term Commencement Date (the capital expenditures described in subsections (1) and (2) being hereinafter referred to as “Permitted Capital Expenditures”) plus, in the case of both (1) and (2), an interest factor, reasonably determined by Landlord, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the general locality in which the Building is located, and depreciation in the case of both (1) and (2) shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item; provided, however, if Landlord reasonably concludes on the basis of independent, third party engineering estimates that a particular capital expenditure will effect savings in other Operating Expenses, including, without limitation, energy related costs, and that such projected savings will, on an annual basis (“Projected Annual Savings”), exceed the annual depreciation therefor, then and in such event the amount of depreciation for such capital expenditure shall be increased to an amount equal to [***] of the Projected Annual Savings; and in such circumstance, the increased depreciation (in the amount of [***] of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the item in question, together with interest thereon at the interest rate as aforesaid in equal monthly payments, each in the amount of 1/12th of [***] of the Projected Annual Savings, with such payment to be applied first to interest and the balance to principal; and

(xi) all other reasonable and necessary expenses paid in connection with the operating, cleaning and maintenance of the Office Area or the Project or said common areas and facilities and properly chargeable against income.

B. Gross Up. Notwithstanding the foregoing, in determining the amount of Operating Expenses for the Office Area for any calendar year or portion thereof falling within the Term of the Lease, if less than the total Rentable Floor Area of the Office Area shall have been occupied by tenants at any time during the period in question, then, at Landlord’s election but on a mandatory basis with respect to the calculation of the Base Operating Expenses, those components of Operating Expenses for the Office Area that vary based on occupancy for such period shall be adjusted to equal the amount such components of Operating Expenses for the Office Area would have been for such period had occupancy been [***] throughout such period.

C. Exclusions from Operating Expenses. Notwithstanding the generality of foregoing, the costs and expenses set forth on Exhibit L attached hereto shall be excluded or deducted, as the case may be, from the calculation of Operating Expenses Allocable to the Office Area. Notwithstanding anything in the Lease to the contrary, to the extent that Landlord provides or procures services for the Building together with other buildings on the Project or in the same market area owned or otherwise operated by Landlord or any affiliate thereof, then the costs of such services shall be allocated between the Building and such other buildings in a manner reasonably determined by Landlord and considering the rentable square footage of the buildings in the allocation. In no event shall Landlord collect from tenants of the Office Area in excess of [***] of the actual Operating Expenses (plus the permitted amortization payments for Permitted Capital Expenditures set forth in Section 8(A)(x) above) incurred for the applicable calendar year.

D. Tenant’s Escalation Payments. If with respect to any calendar year falling within the Term of the Lease, or fraction of a calendar year falling within the Term of the Lease at the beginning or end thereof, the Operating Expenses Allocable to the Premises for a full calendar year exceed Base Operating Expenses Allocable to the Premises or for any such fraction of a calendar year exceed the corresponding fraction of Base Operating Expenses Allocable to the Premises (such amount being hereinafter referred to as the “Operating Expenses Excess”), then Tenant shall pay to Landlord, as Additional Rent, on or before the thirtieth (30th) day following receipt by Tenant of the statement referred to below in this Section 8, the amount of such Operating Expenses Excess. Payments by Tenant on account of the Operating Expenses Excess shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount so to be paid to Landlord shall be an amount from time to time reasonably estimated by Landlord to be sufficient to cover, in the aggregate, a sum equal to the Operating Expenses Excess for each calendar year during the Term of the Lease. Within [***] after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Term of the Lease or fraction thereof at the end of the Term of the Lease, Landlord shall render Tenant a reconciliation statement in reasonable detail and according to usual accounting practices (the “Operating Expense Statement”), showing for the preceding calendar year or fraction thereof, as the case may be, the Operating Expenses for the Office Area, the Base Operating Expenses, the Base Operating Expenses Allocable to the Premises and the Operating Expenses Allocable to the Premises. Said statement to be rendered to Tenant also shall show for the preceding year or fraction thereof, as the case may be, the amounts already paid by Tenant on account of Operating Expenses Excess and the amount of Operating Expenses Excess remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. If such statement shows a balance remaining due to Landlord, Tenant shall pay same to Landlord on or before the thirtieth (30th) day following receipt by Tenant of said statement. Any balance shown as due to Tenant shall be credited against Annual Fixed Rent next due, or refunded to Tenant if the Term of the Lease has then expired and Tenant has no further obligation to Landlord.

Landlord’s failure to render or delay in rendering an Operating Expense Statement or annual electricity reconciliation statement pursuant to Section 16 of this Fourth Amendment with respect to any calendar year, shall not prejudice Landlord’s right thereafter to render the same with respect thereto nor shall the rendering of an Operating Expense Statement or annual electricity reconciliation statement, as applicable, for any calendar year, prejudice Landlord’s right thereafter to render a corrected Operating Expense Statement or annual electricity reconciliation statement, as applicable, for such calendar year, provided, however, that Landlord shall in all events render the Operating Expense Statement or annual electricity reconciliation statement, as applicable, in question or any corrections thereto within [***] after the end of the calendar year covered by the applicable statement.

E. Tenant’s Audit Right. Tenant shall have the right to examine the correctness of any of the Landlord’s Operating Expense Statement, and/or any annual electricity reconciliation statement (“Electricity Statement”) or any item contained therein as follows:

(1) Any request for examination in respect of any calendar year may be made by notice from Tenant to Landlord no more than [***] after the date (the “Statement Date”) Landlord provides to Tenant the applicable year-end statement required hereunder in respect of such calendar year (and only if Tenant shall have fully paid the amounts billed with respect to the applicable Operating Expenses or electricity charges), provided, however, such 180-day period shall be reinstated if Landlord issues any correction or adjusted Landlord’s Operating Expense Statement or Landlord’s Electricity Statement.

(2) Except as set forth in this Section 8(E), Tenant hereby waives any and all other rights provided, including pursuant to applicable laws to inspect Landlord’s books and records and/or to contest any Landlord’s Operating Expenses Statement and Landlord’s Electricity Statement. If Tenant shall fail to timely exercise Tenant’s right to inspect Landlord’s books and records as provided in this Section 8(E), then such Operating Expense Statement and/or Electricity Statement, as applicable, shall be conclusive and binding on Tenant.

(3) So much of Landlord’s books and records pertaining to the Landlord’s Operating Expenses and/or electricity charges, as applicable, for the matters questioned by Tenant for the calendar year included in the applicable year end statement shall be made available to Tenant within [***] after Landlord timely receives the notice from Tenant to make such examination pursuant to this Section 8(E), either electronically or during normal business hours at the offices where Landlord keeps such books and records or at another location, as determined by Landlord Any examination must be completed and the results communicated to Landlord no later than [***] after the date Landlord makes its books and records available for Tenant’s audit.

(4) Tenant shall have the right to make such examination no more than once in respect of any calendar year in which Landlord has given Tenant an Operating Expense Statement or Electricity Statement, as applicable.

(5) Such examination may be made only by a qualified employee of Tenant or a qualified independent, real estate professional with at least ten (10) years of relevant office leasing audit experience approved by Landlord, which approval in either case shall not be unreasonably withheld, conditioned or delayed. No examination shall be conducted by an examiner who is to be compensated, in whole or in part, on a contingent fee basis.

(6) As a condition to performing any such Examination, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form acceptable to Landlord, agreeing to keep confidential any information which it discovers about Landlord or the Building in connection with such examination.

(7) If as a result of such examination it is determined that the amounts paid by Tenant to Landlord on account of the Landlord’s Operating Expenses or electricity charges allocable to the Premises exceeded the amounts to which Landlord was entitled hereunder, or that Tenant is entitled to a credit with respect to the Landlord’s Operating Expenses, electricity charges, Landlord, at its option, shall either refund to Tenant the amount of such excess, or apply the amount of such credit against Annual Fixed Rent and Additional Rent, as the case may be, within [***] after the date of such agreement, provided, however, that if the Term of the Lease has expired, such amount shall be promptly refunded to Tenant. Similarly, if it is determined that the amounts paid by Tenant to Landlord on account of Landlord’s Operating Expenses or electricity charges, as applicable, were less than the amounts to which Landlord was entitled hereunder, then Tenant shall pay to Landlord, as Additional Rent hereunder, the amount of such deficiency within [***] after the date of such agreement.

(8) All costs and expenses of any such examination shall be paid by Tenant, except if as a result of such examination it is determined that the amount of the Operating Expense Excess or electricity charges payable by Tenant was overstated by more than [***], Landlord shall reimburse Tenant for the actual, reasonable out of pocket costs and expenses incurred by Tenant in such examination, up to a maximum of [***]. If as a result of such examination it is determined that the amount of the Operating Expense Excess or electricity charges payable by Tenant was overstated by more than [***], Tenant may elect to audit that line item of Operating Expenses which was overcharged for the prior two (2) years.

9. Real Estate Taxes. Commencing as of January 1, 2020 and continuing through the Third Extension Term, in lieu of a Tenant’s share of real estate taxes, Tenant shall pay to Landlord, monthly at the time and in the fashion provided for in the Lease for the payment of Annual Fixed Rent, the amounts set forth below;

Time Period	Annual Payment		Monthly Payment
1/1/20/12/31/20	[	***]	[	***]
1/1/21-12/31/21	[	***]	[	***]
1/1/22-12/31/22	[	***]	[	***]
1/1/23-12/31/23	[	***]	[	***]
1/1/24-12/31/24	[	***]	[	***]
1/1/25-12/31/25	[	***]	[	***]
1/1/26-12/31/26	[	***]	[	***]
1/1/27-12/31/27	[	***]	[	***]
1/1/28-12/31/28	[	***]	[	***]
1/1/29-12/31/29	[	***]	[	***]

10. Parking.

A. Parking Privileges. The parties acknowledge that pursuant to Section VII of the Third Amendment, Tenant currently is entitled to utilize two hundred (200) monthly parking privileges in the Garage (the “Existing Parking Allotment”). Effective as of each of the Area A Delivery Date, Area B Delivery Date, Fifth Floor Premises Delivery Date and Ground Floor Premises Delivery Date, Landlord shall provide or cause Garage Tenant to provide Tenant with additional monthly parking privileges in the Garage on an unreserved basis for Tenant’s employees, for a ratio of up to two (2) parking spaces per 1,000 rentable square feet of the Premises then delivered to Tenant, such that after the occurrence of all of the foregoing delivery dates, Tenant shall be entitled to a total of three hundred ten (310) monthly parking privileges (the “Initial Maximum Parking Allotment”) during the Term, as it may be extended. Tenant may elect to increase the number of its total parking privileges from time to time by up to an additional one-half (0.5) parking spaces per 1,000 rentable square feet of the Premises (i.e., up to an additional seventy-seven (77) monthly parking privileges) (the “Additional Parking Allotment”) upon not less than [***] prior written notice to Landlord. All of Tenant’s parking privileges shall be subject to the terms and conditions of Section VII of the Third Amendment, unless otherwise expressly set forth in this Fourth Amendment.

In addition, from time to time during the Term, Tenant may elect to reduce the number of parking privileges received by it by providing not less than [***] prior notice of such reduction to Landlord. After any such election to receive less than the Initial Maximum Parking Allotment (or, if Tenant has previously so elected, the Additional Parking Allotment), Tenant may from time-to-time request additional parking privileges back up to the Initial Maximum Parking Allotment (plus the Additional Parking Allotment if Tenant has so elected); provided, however (i) at no time shall Tenant be entitled to more parking privileges than the Initial Maximum Parking Allotment (plus the Additional Parking Allotment if Tenant has so elected), and (ii) none of Landlord, Garage Tenant or Garage Operator shall have any obligation to provide such additional parking privileges unless the Garage Operator determines in its reasonable good faith discretion that the requested number of parking privileges are then available in the Garage.

The parties acknowledge that as part of the construction of the 201 Brookline Building (as defined in Section 14(A)), portions of the Garage may be temporarily closed and some locations of access to and egress from the Garage will be temporarily closed, provided, however, Landlord shall not fully close the Garage and Tenant shall at all times have access to and use of the number of parking privileges to which Tenant is entitled under this Fourth Amendment during such construction and at least one access and egress location in the Garage shall remain open throughout the construction of the 201 Brookline Building. Without limiting Landlord’s express obligation to at all times provide Tenant with the number of parking privileges to which Tenant is entitled under this Fourth Amendment in the Garage, if at any time Tenant’s employees are denied entry into the Garage for its full parking allotment under this Section 10, then, without limitation of Tenant’s other remedies under the Lease for such closure, Tenant’s monthly parking charges shall be abated (and refunded) for any days that Tenant’s employees are denied entry into the Garage (but only for the number of parkers so denied entry).

B. Parking Charges. Tenant shall continue to pay for the number of parking privileges from time to time subscribed for by Tenant from the Existing Parking Allotment at the rates set forth in Section VII of the Third Amendment through the date immediately preceding the Third Extension Term Commencement Date. Notwithstanding anything to the contrary set forth herein or in the Lease, commencing as of the Third Extension Term Commencement Date with respect to the Existing Parking Allotment and ending on December 31, 2020, Tenant shall pay Garage Tenant or, if Garage Tenant so directs, the Garage Operator for the number of parking privileges from time to time subscribed for by Tenant under this Section 8 at a rate of [***]. Commencing on January 1, 2021 and thereafter through the Third Extended Termination Date Tenant shall pay Garage Tenant or, if Garage Tenant so directs, the Garage Operator for the number of parking privileges from time to time subscribed for by Tenant under this Section 8 at a rate equal to the prevailing monthly rates from time to time charged by the Garage Operator for the Garage and the prevailing monthly rates for the Additional Garages (hereinafter defined).

C. Alternative Facilities. Notwithstanding anything to the contrary set forth in the Lease, Landlord shall have the right, upon [***] prior written notice to Tenant, to relocate, temporarily or permanently, up to [***] of Tenant’s parking privileges comprising the Initial Maximum Parking Allotment and the Additional Parking Allotment (such that Tenant’s ratio of monthly parking privileges in the Garage shall not be less than [***] (the foregoing, the “Additional Garages”). In no event shall the parking charges payable by Tenant under the Lease for the parking privileges relocated to any of the Additional Garages exceed the lesser of (i) the monthly parking rate in effect under Section 8(B) above for parking privileges in the Garage, or (ii) the prevailing monthly rate in effect for the applicable Additional Garage where the parking privilege is located.

11. Extension Options.

A. On the conditions (which conditions Landlord may waive by written notice to Tenant) that both at the time of the issuance of the Notice (as hereinafter defined) and as of the commencement of the applicable Extension Term (as hereinafter defined), (i) there exists no Event of Default, (ii) the Lease is still in full force and effect, and (iii) Tenant has neither assigned the Lease nor sublet more than [***] of the Premises in the aggregate and all for sublease terms that expire within twelve (12) months prior to the expiration date of the then current Term (excluding in all cases any Permitted Transfers), Tenant shall have the right, subject to the terms and conditions set forth in this Section 11, to extend the Term of the Lease for two (2) periods of five (5) years each (each, an “Extension Term” and collectively, the “Extension Terms”), commencing on January 1, 2030, and expiring on December 31, 2034 (the “Fourth Extension Term”), and commencing on January 1, 2035, and expiring on December 31, 2039 (the “Fifth Extension Term”), respectively, at the Prevailing Market Rent. Notwithstanding any implication to the contrary Landlord has no obligation to make any additional payment to Tenant in respect of any construction allowance or the like or to perform any work to the Premises as a result of the exercise by Tenant of any such option.

B. Tenant shall have the right to exercise the foregoing extension options for either, at Tenant’s election, the entire Premises then leased or for only the Upper-Level Premises (which Upper-Level Premises shall for purposes of this Section 11B be deemed to include the Second Floor RFO Premises if Tenant has exercised the Second Floor RFO Right). Tenant shall specify in the applicable Extension Notice whether Tenant has elected to extend the Term for all of the Premises or only the Upper-Level Premises; provided, however if Tenant does not do so, then Tenant will be considered to have elected to extend the Term for the entire Premises. If Tenant exercises an extension option for only the Upper-Level Premises, then on the date immediately preceding the first day of the applicable Extension Term, Tenant shall surrender to Landlord possession of the remainder of the Premises then leased to Tenant which does not constitute the Upper-Level Premises (such portion, the “Extension Surrender Space”), free and clear or all occupants, vacant and free of any lien or encumbrance created by Tenant or persons claiming by, through or under Tenant and otherwise in the condition required in accordance with the provisions of the Lease. On the date immediately preceding the first day of the applicable Extension Term (such date, the “Extension Surrender Date”), Tenant’s lease of the Extension Surrender Space shall end and expire, and Tenant’s estate in and possession of the Extension Surrender Space shall terminate and be extinguished as if the Extension Surrender Date were the Third Extended Termination Date with respect thereto. From and after the Extension Surrender Date, Tenant’s Proportionate Share and the monthly parking privileges shall be reduced on a pro rata basis to reflect the removal of the Extension Surrender Space from the Premises. If Tenant fails to surrender to Landlord possession of the Extension Surrender Space on the Extension Surrender Date, in the condition required, then Tenant shall be in holdover in the Extension Surrender Space and Landlord shall have the right to exercise any of Landlord’s rights and remedies at law and in equity (including, without limitation, pursuant to Section 14.12 of the Lease).

C. If Tenant desires to extend the Fourth Extension Term, then Tenant shall give notice (an “Exercise Notice”) to Landlord, on or before July 1, 2028. If Tenant desires to extend the Fifth Extension Term, then Tenant shall give an Exercise Notice to Landlord, on or before July 1, 2033. Not later than the later of (i) [***] after Landlord’s receipt of Tenant’s Exercise Notice, and (ii) the date which is [***] prior to the expiration date of the then current Term, Landlord shall provide Landlord’s quotation to Tenant of a proposed Annual Fixed Rent for the applicable Extension Term (“Landlord’s Rent Quotation”). If at the expiration of thirty (30) days after the date when Landlord provides such quotation to Tenant (the “Negotiation Period”), Landlord and Tenant have not reached agreement on a determination of an Annual Fixed Rent for such Extension Term and executed a written instrument extending the Term of this Lease pursuant to such agreement, then Tenant shall have the right, for [***] following the expiration of the Negotiation Period, to make a request to Landlord for a broker determination (the “Broker Determination”) of the Prevailing Market Rent (as defined in Exhibit K) for such Extension Term, which Broker Determination shall be made in the manner set forth in Exhibit K. If Tenant timely shall have requested the Broker Determination, then the Annual Fixed Rent for such Extension Term shall be the Prevailing Market Rent as determined by the Broker Determination. If Tenant does not timely request the Broker Determination, then the Annual Fixed Rent during the applicable Extension Term shall be equal to Landlord’s Rent Quotation.

D. Upon the giving of the Exercise Notice by Tenant to Landlord exercising Tenant’s applicable option to extend the Term in accordance with the provisions of Section 11(B) above, then this Lease and the Term hereof shall automatically be deemed extended, for the applicable Extension Term, without the necessity for the execution of any additional documents, except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Fixed Rent for the applicable Extension Term as determined in the relevant manner set forth in this Section 11; and in such event all references herein to the Lease Term or the Term of this Lease shall be construed as referring to the Term, as so extended, unless the context clearly otherwise requires, and except that there shall be no further option to extend the Term beyond the second Extension Term. Notwithstanding anything contained herein to the contrary, in no event shall Tenant have the right to exercise more than one option to extend the Term at a time and, further, Tenant shall not have the right to exercise its right to extend the Term of the Lease for the Fifth Extension Term unless it has duly exercised its right to extend the Term of the Lease for the Fourth Extension Term.

E. If as of the commencement of any Extension Term, Tenant is then subleasing more than [***] of the Ground Floor Premises (except in all cases for Permitted Transfers), then Landlord shall have the right upon notice delivered to Tenant within [***] of Tenant’s delivery of the applicable Extension Notice, to terminate the Term of the Lease only with respect to the Ground Floor Premises, which termination shall be effective as of the commencement of the applicable Extension Term. Upon the giving of such notice, the Term of the Lease with respect to the Ground Floor Premises only shall terminate as of said commencement of the applicable Extension Term, and Annual Fixed Rent, Additional Rent, monthly parking privileges and other charges due under the Lease shall be apportioned as of said commencement of the applicable Extension Term. Thereafter, the Lease solely with respect to the Ground Floor Premises and the rights of the Tenant solely with respect thereto shall terminate and expire with the same force and effect as if such commencement of the applicable Extension Term had originally been specified as the Third Extended Termination Date, and the provisions of Section 14(F)(iv)-(vii) below shall apply to the Ground Floor Premises.

12. Right of First Offer for Boston Sports Club Premises.

A. So long as the Lease is in full force and effect, and subject to the BSC RFO Conditions (as hereinafter defined) and which conditions Landlord may waive, in its sole and absolute discretion, at any time, but only by written notice to Tenant, Tenant shall have the one-time right (the “BSC RFO Right”) to lease the BSC RFO Premises, as hereinafter defined, when the BSC RFO Premises become available for lease, as hereinafter defined. The “BSC RFO Conditions” are that (i) there exists no monetary or material nonmonetary Event of Default at the time that Landlord delivers Landlord’s BSC Notice (as hereinafter defined) or on the BSC RFO Commencement Date (as hereinafter defined) and there have been no more than two (2) monetary or material non-monetary Events of Default during the twenty-four (24) month period prior to Tenant’s receipt of Landlord’s BSC Notice, (ii) Tenant has neither assigned the Lease nor sublet more than [***] of the Premises for sublease terms that expire within twelve (12) months prior to the expiration date of the then current Term (excluding in all cases for Permitted Transfers), and (iii) Tenant has not previously exercised its Termination Right (as hereinafter defined). If Tenant fails timely to give Tenant’s BSC Exercise Notice (as hereinafter defined), or notifies Landlord that Tenant elects not to lease the BSC RFO Premises, then Landlord shall have the right to consummate a lease of the BSC RFO Premises with a third party.

B. “BSC RFO Premises” shall mean the area currently leased to Boston Sports Club, which consists of 23,778 rentable square feet on the ground floor of the Building when such area becomes available for lease during the Third Extension Term. For the purposes of this Section 12, the BSC RFO Premises shall be deemed to be “available for lease” if, Landlord, in its sole judgment, determines that such area will become available for leasing (i.e. when the current Tenant has vacated, or Landlord, in its sole judgment, determines that the current Tenant will vacate, the BSC RFO Premises).

C. Landlord shall give Tenant written notice (“Landlord’s BSC Notice”) at the time that Landlord determines that the BSC RFO Premises will become available for lease, but in no event shall Landlord deliver a Landlord’s BSC Notice earlier than September 1, 2019. Landlord’s BSC Notice shall set forth the estimated commencement date in respect of the BSC RFO Premises (the “Estimated BSC RFO Commencement Date”). Tenant shall have the right, exercisable upon written notice (“Tenant’s BSC Exercise Notice”) given to Landlord within [***] after the delivery of Landlord’s BSC Notice, to lease the BSC RFO Premises. Upon the timely giving of Tenant’s BSC Exercise Notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, the BSC RFO Premises, upon all of the same terms and conditions of the Lease (including the same Additional Rent terms of and the same per square foot payment on account of real estate taxes as the original Premises), except as hereinafter set forth. Time is of the essence with respect to Tenant’s BSC RFO Right pursuant to this Section 12.

D. Lease Provisions Applying to BSC RFO Premises. The leasing to Tenant of such BSC RFO Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

(i) BSC RFO Commencement Date. The “BSC RFO Commencement Date” shall be the later of: (x) the Estimated BSC RFO Commencement Date in respect of such BSC RFO Premises as set forth in Landlord’s BSC Notice, or (y) the date that Landlord delivers possession of the BSC RFO Premises to Tenant in the condition required under Section 12(D)(iii) below; provided, however, that Tenant may elect in Tenant’s BSC Exercise Notice to delay the BSC RFO Commencement Date to a later date designated by Tenant, but in no event later than the later of (a) September 1, 2020 or (b) the date which is [***] after Landlord’s BSC Notice.

(ii) Annual Fixed Reni. The Annual Fixed Rent with respect to such BSC RFO Premises shall be based upon the same Annual Fixed Rent rate per rentable square foot for the Upper-Level Premises then in effect on the BSC RFO Commencement Date. Annual Fixed Rent with respect to such BSC RFO Premises shall commence on the date which is [***] after the BSC RFO Commencement Date. The Annual Fixed Rent rate for the BSC RFO Premises shall increase at such times and at the same rate as the Annual Fixed Rent increases for the Upper-Level Premises, it being the intent of Landlord and Tenant that the Annual Fixed Rent rate per rentable square foot in effect for the BSC RFO Premises shall always be the same as the Annual Fixed Rent rate per rentable square foot in effect for the Upper-Level Premises for the corresponding period.

(iii) Condition of BSC RFO Premises. Landlord shall deliver the BSC RFO Premises to Tenant and Tenant shall lease the BSC RFO Premises in the shell condition, more particularly described on Exhibit J-3, attached hereto and in the Delivery Condition. Landlord shall provide a tenant improvement allowance for the BSC RFO Premises in the amount of [***] of the BSC RFO Premises multiplied by a fraction, the numerator of which is the number of full calendar months then remaining in the Third Extended Term, and the denominator of which is one hundred twenty (120) months which allowance shall be payable according to the same terms and conditions as the Fourth Amendment Allowances are disbursed pursuant to this Fourth Amendment.

(iv) Parking Privileges. Landlord shall provide or cause Garage Tenant to provide Tenant with additional monthly parking privileges in the Garage at a ratio of one (1) parking space per 1,000 rentable square feet of the BSC RFO Premises (the “BSC RFO Parking Allotment”) on an unreserved basis in the Garage for Tenant’s employees, subject to and in accordance with the provisions of Section VII of the Third Amendment and Section 10 of this Fourth Amendment, except that Landlord shall not have the right to relocate the parking privileges comprising the BSC RFO Parking Allotment and the provisions of Section 10(C) of this Fourth Amendment shall not apply thereto, except that Landlord may temporarily relocate such parking privileges to the Additional Garages during any renovation or redevelopment of the Project.

E. Notwithstanding the fact that Tenant’s exercise of the above-described option to lease the BSC RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the BSC RFO Premises. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant’s exercise of the herein option to lease the BSC RFO Premises, unless otherwise specifically provided in such lease amendment.

F. Except as set forth in this Section 12(F), Landlord shall not be liable for any failure to deliver the BSC RFO Premises by any particular date, no such failure shall impair the validity of the Lease or extend the Term. Notwithstanding the foregoing or any provision contained herein to the contrary, if the BSC RFO Premises Commencement Date has not occurred by the date which is [***] after the Estimated BSC RFO Commencement Date (as such date may be extended for Tenant Delays and/or Force Majeure, the “Outside BSC RFO Premises Commencement Due”, then for and with respect to each day between the Outside BSC RFO Commencement Date and the date on which the BSC RFO Premises Commencement Date actually occurs, as its sole and exclusive remedy on account thereof, Tenant shall receive a credit against the Annual Fixed Rent next becoming payable under the Lease for the BSC RFO Premises in an amount equal to the per diem Annual Fixed Rent payable for the BSC RFO Premises. In addition, notwithstanding the foregoing or any provision contained herein to the contrary, it the BSC RFO Premises Commencement Date has not occurred by the date which is [***] after the Estimated BSC RFO Commencement Date (as such date may be extended for Tenant Delays and/or Force Majeure, the “BSC RFO Premises Termination Date”), then Tenant may elect, as its sole and exclusive remedy on account thereof, to rescind Tenant’s BSC Exercise Notice by giving Notice thereof to Landlord after the BSC RFO Premises Termination Date, whereupon Tenant’s BSC Exercise Notice shall be deemed rescinded and of no further force or effect. Notwithstanding anything to the contrary contained herein, the Outside BSC RFO Premises Commencement Date and BSC RFO Premises Termination Date shall be extended, and there shall be no credit against Annual Fixed Rent for any delay in the occurrence of the BSC RFO Premises Commencement Date or the BSC RFO Premises Termination Date arising out of or resulting from any Tenant Delay and/or Force Majeure.

13. Right of First Offer with respect to Second Floor Premises.

A. So long as the Lease is in full force and effect, and subject to the Second Floor RFO Conditions (as hereinafter defined) and which conditions Landlord may waive, in its sole and absolute discretion, at any time, but only by written notice to Tenant, Tenant shall have the one-time right (the “Second Floor RFO Right”) to lease the Second Floor RFO Premises (as hereinafter defined), when the Second Floor RFO Premises become available for lease (as hereinafter defined). The “Second Floor RFO Conditions” are that (i) there exists no monetary or material non-monetary Event of Default at the time that Landlord delivers Landlord’s Second Floor Notice (as hereinafter defined) or on the Second Floor RFO Commencement Date (as hereinafter defined) and there have been no more than two (2) monetary or non-monetary Events of Default during the twenty-four (24) month period prior to Tenant’s receipt of Landlord’s Second Floor Notice, (ii) Tenant has neither assigned the Lease nor sublet more than [***] of the Premises for sublease terms that expire within twelve (12) months prior to the expiration date of the then current Term (except in all cases for Permitted Transfers), and (iii) Tenant has not previously exercised its Termination Right (as hereinafter defined). If Tenant fails timely to give Tenant’s Second Floor Exercise Notice, or notifies Landlord that Tenant elects not to lease the Second Floor RFO Premises, then Landlord shall have the right to consummate a lease of the Second Floor RFO Premises with a third party. In no event shall the Second Floor RFO Premises be deemed to be “available for lease” to Tenant until the Second Floor RFO Premises has been leased to a third party after the Fourth Amendment Execution Date, and thereafter Landlord reasonably determines that the Second Floor RFO Premises will become available for lease as set forth in Section 13(B) below.

B. “Second Floor RFO Premises” shall mean the Second Floor Premises when such area becomes “available for lease”, as hereinafter defined, during the Third Extended Term. For the purposes of this Section 13, the Second Floor RFO Premises shall be deemed to be “available for lease” when Landlord reasonably determines that the existing tenant of the Second Floor RFO Premises will not extend its lease of the Second Floor RFO Premises (by exercise of an extension option or otherwise by mutual agreement of Landlord and the first generation existing tenant of the Second Floor RFO Premises) for such space and will vacate the Second Floor RFO Premises at the expiration of its lease term.

C. Landlord shall give Tenant written notice (“Landlord’s Second Floor Notice”) at the time that Landlord determines that such Second Floor RFO Premises will become available for lease. Landlord’s Second Floor Notice shall set forth the Landlord’s designation of the Annual Fixed Rent, the updated base years for Operating Expenses and real estate taxes in respect of such Second Floor RFO Premises if applicable, or statement that Operating and Expenses and/or real estate taxes shall be payable on a net basis, the estimated commencement date in respect of the Second Floor RFO Premises (the “Estimated Second Floor RFO Commencement Date”) and any other material business terms applicable to the Second Floor RFO Premises. Tenant shall have the right, exercisable upon written notice (“Tenant’s Second Floor Exercise Notice”) given to Landlord within [***] after the delivery of Landlord’s Second Floor Notice, to elect to lease the Second Floor RFO Premises. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, the Second Floor RFO Premises, upon all of the same terms and conditions of the Lease except as hereinafter set forth. Time is of the essence with respect to the Second Floor RFO Right pursuant to this Section 13.

D. Lease Provisions Applying to Second Floor RFO Premises. The leasing to Tenant of such Second Floor RFO Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

(i) Second Floor RFO Commencement Date. The “Second Floor RFO Commencement” shall be the later of: (x) the Estimated Second Floor RFO Commencement Date as set forth in Landlord’s Second Floor Notice or (y) the date that Landlord delivers the Second Floor RFO Premises to Tenant in the required condition and in accordance with any other requirements set forth in Landlord’s Second Floor Notice.

(ii) Rent. The Annual Fixed Rent, the updated base year or net payment structure for Operating Expenses and real estate taxes with respect to the Second Floor RFO Premises shall be the Annual Fixed Rent and base year or net payment structure for Operating Expenses and real estate taxes set forth in Landlord’s Second Floor Notice.

(iii) Condition. Tenant shall take the Second Floor RFO Premises “as-is” in its then (i.e., as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare the Second Floor RFO Premises for Tenant’s occupancy, unless expressly otherwise set forth in Landlord’s Second Floor Notice and except that Landlord shall deliver the Second Floor RFO Premises in accordance with any other requirements set forth in Landlord’s Second Floor Notice.

(iv) Term. The term of the Lease and the expiration date for the leasing of the Second Floor RFO Premises shall be as set forth in Landlord’s Second Floor Notice.

(v) Parking Privileges. Landlord shall provide or cause Garage Tenant to provide Tenant with additional monthly parking privileges in the Garage at a ratio of one (1) parking space per 1,000 rentable square feet of the Second Floor RFO Premises (the “Second Floor RFO Parking Allotment”) on an unreserved basis in the Garage for Tenant’s employees, subject to and in accordance with the provisions of Section VII of the Third Amendment and Section 10 of this Fourth Amendment, except that Landlord shall not have the right to relocate the parking privileges comprising the Second Floor RFO Parking Allotment and the provisions of Section 10(C) of this Fourth Amendment shall not apply thereto, except that Landlord may temporarily relocate such parking privileges to the Additional Garages during any renovation or redevelopment of the Project.

E. Notwithstanding the fact that Tenant’s exercise of the above-described option to lease the Second Floor RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the Second Floor RFO Premises to the Premises. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant’s exercise of the herein option to lease the Second Floor RFO Premises, unless otherwise specifically provided in such lease amendment.

F. Notwithstanding anything to the contrary contained herein, if (i) Tenant was entitled to exercise its Second Floor RFO Right but failed to deliver a Tenant’s Second Floor Exercise Notice within the fifteen (15) business day period as provided in Section 13(C) above, and (ii) thereafter prior to entering into a lease (or leases) for such Second Floor RFO Premises Landlord proposes to lease the Second Floor RFO Premises to a prospective third-party tenant on terms that are “materially more favorable” than those set forth in the Landlord’s Second Floor Notice previously delivered to Tenant, then Tenant’s rights with respect to the Second Floor RFO Premises shall be revived and Tenant shall once again have a Second Floor RFO Right with respect to the Second Floor RFO Premises. For purposes hereof, the terms offered to a prospect shall be deemed to be “materially more favorable” from those set forth in the Landlord’s Second Floor Notice if there is a reduction of more than [***] in the “net effective rent” per rentable square foot of the Second Floor RFO Premises to the prospective tenant, when compared with the “net effective rent” per rentable square foot for the Second Floor RFO Premises under the Landlord’s Second Floor Notice, determined by considering all of the economic terms of both proposals.

G. Except as set forth in this Section 13(G), Landlord shall not be liable for any failure to deliver the Second Floor RFO Premises by any particular date, no such failure shall impair the validity of the Lease or extend the Term. Notwithstanding the foregoing or any provision contained herein to the contrary, if the Second Floor RFO Premises Commencement Date has not occurred by the date which is [***] after the Estimated Second Floor RFO Commencement Date (as such date may be extended for Tenant Delays and/or Force Majeure, the “Outside Second Floor RFO Premises Commencement Date”), then for and with respect to each day between tide Outside Second Floor RFO Commencement Delivery Date and the date on which the Second Floor RFO Premises Commencement Date actually occurs, as its sole and exclusive remedy on account thereof, Tenant shall receive a credit against the Annual Fixed Rent next becoming payable under the Lease for the Second Floor RFO Premises in an amount equal to the per diem Annual Fixed Kent payable for the Second Floor RFO Premises. In addition, notwithstanding the foregoing or any provision contained herein to the contrary, if the Second Floor RFO Premises Commencement Date has not occurred by the date which is [***] after the Estimated Second Floor RFO Commencement Date (as such date may be extended for Tenant Delays and/or Force Majeure, the “Second Floor RFO Premises Termination Date”), then Tenant may elect, as its sole and exclusive remedy on account thereof, to rescind Tenant’s Second Floor Exercise Notice by giving Notice thereof to Landlord after the Second Floor RFO Premises Termination Date, whereupon Tenant’s Second Floor Exercise Notice shall be deemed rescinded and of no further force or effect. Notwithstanding anything to the contrary contained herein, the Outside Second Floor RFO Premises Commencement Date and the Second Floor RFO Premises Termination Date shall be extended, and there shall be no credit against Annual Fixed Rent for any delay in the occurrence of the Second Floor RFO Premises Commencement Date or the Second Floor RFO Premises Termination Date arising out of or resulting from any Tenant Delay and/or Force Majeure.

14. 201 Brookline Right of First Offer.

A. If Landlord or any entity affiliated with Landlord or the then owners of the membership interests in Landlord (the “Affiliated Owners”) elects (in its sole discretion) to construct a new building to be located on the Project and having an address of 201 Brookline Avenue, Boston MA (“201 Brookline Building”), then so long as the Lease is in full force and effect, and subject to the 201 Brookline RFO Conditions (as hereinafter defined and which Landlord may waive, in its sole and absolute discretion, at any time, but only by notice to Tenant), Tenant shall have the right (the “201 Brookline RFO Right”) to lease the 201 Brookline RFO Premises, as hereinafter defined. The “201 Brookline RFO Premises” shall mean two (2) contiguous full floors of office space in the 201 Brookline Building, provided, however, that if Landlord has leased the entirety of the non-retail leasable space in the 201 Brookline Building to a single tenant, the 201 Brookline RFO Right pursuant to this Section 14 shall be null and void and of no further force or effect. In the event that Landlord has leased the entirety of the non-retail leasable space in the 201 Brookline Building to a single tenant, Landlord shall promptly provide Tenant with notice thereof (“Landlord’s Single Tenant Notice”).

B. The “201 Brookline RFO Conditions” are that (i) there exists no Event of Default at the time that Landlord delivers Landlord’s 201 Brookline Notice (as hereinafter defined) and there have been no more than two (2) Events of Default during the twenty-four (24) month period prior to Tenant’s receipt of Landlord’s 201 Brookline Notice (as hereinafter defined), (ii) Tenant has not assigned the Lease and is not then subleasing more than [***] of the Premises for sublease terms that expire within twelve (12) months prior to the expiration date of the then current Term (excluding in all cases any Permitted Transfers), and (iii) Tenant has not previously exercised its Termination Right (as hereinafter defined).

C. Landlord shall give Tenant written notice (“Landlord’s 201 Brookline Notice”) at the time that Landlord determines that Landlord will proceed with construction of the 201 Brookline Building. If Landlord does not elect to proceed with construction of the 201 Brookline Building by the date which is two (2) years after the Execution Date of this Fourth Amendment, as evidenced by the issuance of a building permit for the 201 Brookline Building, then the 201 Brookline RFO Right pursuant to this Section 14 shall expire and be null and void and of no further force or effect. Landlord’s 201 Brookline Notice shall set forth (i) the location of the 201 Brookline RFO Premises, (ii) the lease term (consistent with Section 14(D)(iv) below) and extension options, if any, for the 201 Brookline RFO Premises, (iii) Landlord’s designation of the office space Annual Fixed Rent (which shall be a market rent and Tenant construction period rent abatement as reasonably determined by Landlord) and the base year or net payment structure for Operating Expenses and real estate taxes in respect of the 201 Brookline RFO Premises, (iv) the estimated commencement date in respect of the 201 Brookline RFO Premises (the “Estimated 201 Brookline RFO Commencement Date”), (v) specifications for the base building and premises delivery, (vi) the tenant improvement allowance and free rent periods, if any, (vii) the parking ratio in the Garage for the 201 Brookline Premises, (viii) any other material business terms applicable to the 201 Brookline RFO Premises and not inconsistent with the terms of this Section 14, (ix) the form of subordination, nondisturbance and attornment agreement from the current or prospective lender for the 201 Brookline Building, and (xi) the proposed lease document (together with all exhibits therefor fully completed) for the 201 Brookline RFO Premises (the “201 Brookline Lease”). Tenant shall have the right, exercisable upon written notice (“Tenant’s 201 Brookline Exercise Notice”) given to Landlord within [***] after the delivery of Landlord’s 201 Brookline Notice, to elect to proceed with the 201 Brookline Lease Negotiation Period for the lease of the 201 Brookline RFO Premises set forth below. If Tenant fails timely to give Tenant’s 201 Brookline Exercise Notice or notifies Landlord that Tenant elects not to lease the 201 Brookline RFO Premises, then Landlord shall have the right to consummate a lease of the 201 Brookline RFO Premises with a third party. If Tenant exercises its rights under this Section 14 to lease the 201 Brookline RFO Premises, Landlord shall obtain a subordination, non-disturbance and attornment agreement from the then existing mortgagee on either a form consistent with the form attached to this Fourth Amendment or a commercially reasonable form and any ground lessor on a commercially reasonable form mutually agreeable to Tenant and such ground lessor.

D. The 201 Brookline Lease shall contain milestones and late delivery remedies for Landlord’s completion and delivery of the base building and premises work. Upon the delivery of Landlord’s 201 Brookline Notice, the parties shall negotiate and execute a final lease based on Landlord’s proposed lease and Landlord’s 201 Brookline Notice within [***] after the delivery of Tenant’s 201 Brookline Exercise Notice (the “201 Brookline Lease Negotiation Period”); provided that (1) the [***] shall exclude the period of time from December 20 through January 3, if applicable, and any long weekend resulting from a legal holiday recognized in the Commonwealth of Massachusetts, and (2) if the 201 Brookline Lease is missing any agreed-upon material lease information, lease sections or exhibits (and such missing information, lease sections or exhibits are not required to be supplied by Tenant), then either the initial ninety (90) day 201 Brookline Lease Negotiation Period or, if exercised, the thirty (30) day extension to the 201 Brookline Lease Negotiation Period set forth below as applicable, shall be extended until the date that is [***] following the date that the 201 Brookline Lease is submitted to Tenant with all such missing information, lease sections and exhibits included and fully completed; provided, however, for the avoidance of doubt, the foregoing ten (10) day extension shall not apply m the case of lease information, lease sections or exhibit about which the parties only disagree. Either party may extend the 201 Brookline Lease Negotiation Period for one additional period of [***] by delivering written notice to the other party of such extension not later than [***] prior to the then-expiration of the 201 Brookline Lease Negotiation Period Tenant shall provide Landlord with Tenant’s comments to the initial draft of 201 Brookline Lease within [***] following the delivery of Tenant’s 201 Brookline Exercise Notice. Thereafter, Landlord and Tenant shall respond to a revised draft or comments to a lease draft within [***] after receipt thereof by either submitting lease comments by way of f redraft or delivery of an issues list or participation in a conference call or meeting with both parties to discuss open lease issues prior to the expiration of such [***] period. If Landlord does not respond within such [***] period then for each day that Landlord is late in responding the 201 Brookline Lease Negotiation Period shall be extended by one day. If Tenant does not respond within such [***] period, as applicable, then for each day that Tenant is late in responding the 201 Brookline Lease Negotiation Period shall be shortened by one day. Landlord and Tenant shall negotiate the 201 Brookline Lease in good faith and with neither party taking any action or omitting to take any action that is intended to obstruct or avoid agreement on the 201 Brookline Lease. If despite both parties negotiation of the 201 Brookline Lease diligently and in good faith, Landlord and Tenant are unable to agree upon and execute the 201 Brookline Lease on mutually agreeable terms and conditions consistent with this Section 14 by the expiration of the 201 Brookline Lease Negotiation Period (as it may be extended or shortened as provided in this Section 14), then Tenant shall be deemed to have rejected the option to lease the 201 Brookline RFO Premises and Tenant shall have no further rights or claims thereto, provided, however, the foregoing shall not waive Tenant’s rights or remedies on account of any default of Landlord under the Lease, including this Section 14.

Time is of the essence with respect to the rights and obligations of Landlord and Tenant under this Section 14.

E. Lease Provisions Applying to 201 Brookline RFO Premises. The leasing to Tenant of such 201 Brookline RFO Premises shall be upon the following terms and conditions:

(i) 201 Brookline RFO Commencement Date. The “201 Brookline RFO Commencement Date” shall be the later of: (x) the Estimated 201 Brookline RFO Commencement Date as set forth in Landlord’s 201 Brookline Notice or (y) the date that Landlord delivers the 201 Brookline RFO Premises to Tenant in the condition required under the 201 Brookline Building lease between Landlord and Tenant.

(ii) Rent. The Annual Fixed Rent and updated base year or net payment structure for Operating Expenses and real estate taxes with respect to the 201 Brookline RFO Premises shall be the Annual Fixed Rent and base year or net payment structure for Operating Expenses and real estate taxes set forth in Landlord’s 201 Brookline Notice. Operating Expense pass throughs shall., if applicable, include cost pools which exclude laboratory operating expenses from office operating expenses.

(iii) Condition. Subject to Landlord’s obligation to deliver the 201 Brookline Building and the Premises in the condition required by the specifications included with Landlord’s 201 Brookline Notice, Tenant shall take the 201 Brookline RFO Premises in its then (i.e., as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare the 201 Brookline RFO Premises for Tenant’s occupancy, unless expressly otherwise set forth in Landlord’s 201 Brookline Notice.

(iv) Term. The term of the Lease and the expiration date for the leasing of the 201 Brookline RFO Premises shall be as set forth in Landlord’s 201 Brookline Notice and shall be no less than seven (7) years and no more than twelve (12) years.

F. Execution of Lease. The parties hereby agree promptly to execute (and Landlord shall cause any Affiliated Owners, if applicable) the final 201 Brookline Lease reflecting the demise and lease of the 201 Brookline RFO Premises upon the terms of this Section 14 and Landlord’s 201 Brookline Notice. The execution of such lease shall not be deemed to waive any of the conditions to Tenant’s exercise of the herein option to lease the 201 Brookline RFO Premises, unless otherwise specifically provided in such lease.

G. Tenant’s Partial Surrender Right.

(i) If either (a) Tenant has exercised the 201 Brookline RFO Right or (b) Tenant satisfied the 201 Brookline RFO Conditions but was unable to exercise the 201 Brookline RFO Right as a result of (1) the Landlord not proceeding with construction of the 201 Brookline Building by the date which is two (2) years after the Execution Date of this Fourth Amendment, as evidenced by the issuance of a building permit for the 201 Brookline Building, or (2) Landlord delivering Landlord’s Single Tenant Notice, then, so long as the Lease is in full force and effect, and subject to the Ground Floor/BSC Surrender Conditions (as hereinafter defined), Tenant shall have the right (“Ground Floor/BSC Surrender Right”) to terminate the Term of the Lease with respect to the following portion of the Premises (the “Surrender Space”) (x) if Tenant has exercised its BSC RFO Right pursuant to Section 12 hereof, both the Ground Floor Premises and the BSC RFO Premises, collectively, or (y) if Tenant has not exercised its BSC RFO Right pursuant to Section 12 hereof, the Ground Floor Premises. Tenant shall exercise the Ground Floor/BSC Surrender Right by (A) delivering Landlord prior written notice (“Tenant’s Ground Floor/BSC Surrender Notice”) on or before the date (the “Ground Floor/BSC Effective Surrender Date”) that is [***] after, as applicable (I) the delivery of Tenant’s 201 Brookline Exercise Notice, or (II) the delivery of Landlord’s Single Tenant Notice or (III) the date which is two (2) years after the Execution Date of this Fourth Amendment if there has been no issuance of a building permit for the 201 Brookline Building, and (B) paying the Ground Floor/BSC Surrender Fee, as hereinafter defined, to Landlord at the time that Tenant gives Tenant’s Ground Floor/BSC Surrender Notice to Landlord. Not more than twice during the Term (and also following Tenant’s exercise of the BSC RFO Right hereunder), Landlord shall provide Tenant with the amount of and reasonably detailed back-up documentation for the Ground Floor/BSC Surrender Fee within [***] following receipt of a written request from Tenant and provision of a proposed termination date.

(ii) The “Ground Floor/BSC Surrender Conditions” are that there then exists no monetary or material non-monetary Event of Default at the time that Tenant delivers Tenant’s Ground Floor/BSC Surrender Notice:

(iii) The “Ground Floor/BSC Surrender Fee” shall be equal to the Unamortized Portion of Landlord’s Surrender Costs, as hereinafter defined. The “Unamortized Portion” shall be defined as the amount of principal which would remain unpaid as of the Ground Floor/BSC Effective Surrender Date with respect to a theoretical loan in an original principal amount equal to Landlord’s Surrender Costs and which is repaid in equal monthly payments of principal and interest on a direct reduction basis over (a) the Third Extended Term with respect to the Ground Floor Premises and (b) the period of time commencing on the BSC RFO Commencement Date and ending on the Third Extended Termination Date with respect to the BSC RFO Premises, each with interest at the rate of [***] per annum. “Landlord’s Surrender Costs” shall mean (i) the Ground Floor Allowance, plus (ii) the allowance provided in connection with the BSC RFO Premises, if applicable, plus (iii) the brokerage commissions paid in connection with Ground Floor Premises and the BSC RFO Premises. If Tenant exercises the Ground Floor/BSC Surrender Right pursuant to this Section 14, and relocates to the 201 Brookline Building, then the Surrender Fee shall be equal to [***] of the Unamortized Portion of Landlord’s Surrender Costs.

(iv) If Tenant timely exercises the Ground Floor/BSC Surrender Right, then effective as of the Ground Floor/BSC Effective Surrender Date, the Lease solely with respect to the Ground Floor Premises and if applicable, the BSC RFO Premises, and the rights of the Tenant solely with respect thereto shall terminate and expire with the same force and effect as if such Ground Floor/BSC Effective Surrender Date had originally been specified as the Third Extended Termination Date. Prior to the later of (such later date, the “Partial Surrender Date”) (i) the Ground Floor/BSC Effective Surrender Date, and (ii) the date on which Tenant actually surrenders and yields-up the Surrender Space, Tenant shall comply with all of the terms and provisions of the Lease and shall perform all of its obligations hereunder with respect to the Surrender Space including, without limitation, the obligation to pay when due all Annual Fixed Rent and other Additional Rent. By not later than the Ground Floor/BSC Effective Surrender Date, Tenant shall surrender and yield-up the Surrender Space in good and broom-clean order, repair and condition, free of all tenants and occupants, and otherwise in the condition in which the Premises are required to be surrendered, subject to and in accordance with the provisions of the Lease at the expiration of the Term. All property and alterations of any kind, nature or description remaining in the Surrender Space after the Partial Surrender Date shall be and become the property of Landlord and may be disposed of by Landlord, without payment from Landlord and without the necessity to account therefor to Tenant.

(v) Effective as of the Partial Surrender Date, Landlord shall be released from any and all obligations and liabilities thereafter accruing under the Lease with respect to the Surrender Space. Nothing contained herein shall constitute a waiver, limitation, amendment, or modification of any of the liabilities and obligations of Landlord under the Lease (i) with respect to the Surrender Space, which accrue or arise prior to the Partial Surrender Date, or (ii) with respect to the remaining Premises. Effective as of the Partial Surrender Date, Tenant shall be released from any and all liabilities and obligations thereafter accruing under this Lease with respect to the Surrender Space. Nothing contained herein shall constitute a waiver, limitation, amendment, or modification of any of the liabilities and obligations of Tenant under the Lease (i) with respect to the Surrender Space, which accrue or arise prior to the Partial Surrender Date or (ii) with respect to the remaining Premises.

(vi) Without limiting the foregoing, if Tenant fails to yield up and surrender the Surrender Space by the Ground Floor/BSC Effective Surrender Date, then for and with respect each day between the Ground Floor/BSC Effective Surrender Date and the Partial Surrender Date, Tenant shall pay a holdover charge at the rate set forth in the Lease. Nothing herein contained shall constitute a release, waiver, limitation, or restriction of any rights or remedies of Landlord on account of Tenant’s failure to surrender the Surrender Space by the Ground Floor/BSC Effective Surrender Date.

(vii) The Annual Fixed Rent, Tenant’s Proportionate Share and the monthly parking privileges shall be reduced as of the Partial Surrender Date to an amount which shall reflect the deletion of the Surrender Space from the Premises, and Landlord and Tenant shall enter into an amendment of the Lease to reflect the foregoing within [***] of the date on which the Ground Floor/BSC Surrender Notice shall have been delivered to Landlord, provided that the effectiveness of such amendment shall be conditioned upon Tenant’s payment to Landlord of the Ground Floor/BSC Effective Surrender Fee.

(viii) Time is of the essence of this Section 14(F).

H. Landlord’s Ground Floor/BSC Termination Right. If Tenant has exercised the 201 Brookline RFO Right then Landlord shall have the right upon notice delivered to Tenant within [***] of Tenant’s delivery of Tenant’s 201 Brookline RFO Exercise Notice, to terminate the Term of the Lease only with respect to the Surrender Space, which termination shall be effective as of the date (the “Effective Recapture Date”), which is the delivery of the 201 Brookline RFO Premises to Tenant or, at Tenant’s election, [***] after the 201 Brookline RFO Commencement Date. Upon the giving of such notice, the Term of the Lease with respect to the Surrender Space only shall terminate as of said Effective Recapture Date, and Annual Fixed Rent, Additional Rent, monthly parking privileges and other charges due under the Lease shall be apportioned as of said Effective Surrender Date. Thereafter, the Lease solely with respect to the Surrender Space and the rights of the Tenant solely with respect thereto shall terminate and expire with the same force and effect as if such Effective Recapture Date had originally been specified as the Third Extended Termination Date, and the provisions of Section 13(F)(iv)-(vii) shall apply to the Surrender Space.

I. Tenant’s Leasing or Subleasing of Additional Space. If Tenant satisfied the 201 Brookline RFO Conditions but was unable to exercise the 201 Brookline RFO Right as a result of (1) the Landlord not proceeding with construction of the 201 Brookline Building by the date which is two (2) years after the Execution Date of this Fourth Amendment, as evidenced by the issuance of a building permit for the 201 Brookline Building, or (2) Landlord delivering Landlord’s Single Tenant Notice, then, in the event that Tenant elects to take an assignment of an existing lease or to sublease space from another tenant in the Building or the 201 Brookline Building, Landlord agrees that, so long as such proposed sublease space or assigned lease does exceed 25,000 rentable square feet in the aggregate, (i) Landlord will not withhold its consent to any such assignment or sublease on the basis that Tenant is already a tenant in the Building or the 201 Brookline Building and (ii) Landlord will not exercise any termination or recapture right for the applicable space in the Building or the 201 Brookline Building that is proposed to be assigned or subleased to Tenant.

15. Tenant’s Early Termination Option

A. So long as the Lease is in full force and effect, and subject to the Termination Conditions (as hereinafter defined), and which Landlord may waive, in its sole and absolute discretion, at any time, but only by notice to Tenant, Tenant shall have the right and option (the “Termination Right”) to terminate the Term of the Lease for the entire Premises effective on any date (the “Effective Termination Date”) which is specified in Tenant’s Termination Notice and is after December 31, 2026, provided that (i) Tenant gives Landlord prior written notice (“Tenant’s Termination Notice”) on or before the date which is [***] prior to the Effective Termination Date and (ii) Tenant pays Landlord the Termination Fee, as hereinafter defined, to Landlord at the time that Tenant gives Tenant’s Termination Notice to Landlord. The “Termination Conditions” are that there then exists no monetary or material non-monetary Event of Default at the time that Tenant delivers Tenant’s Termination Notice or on the Effective Termination Date. Notwithstanding anything to the contrary contained in the Lease, if Tenant exercises the 201 Brookline RFO Right and actually is delivered possession of the 201 Brookline RFO Premises, Tenant’s Termination Right shall be null and void and of no further force or effect. An initial sample calculation of the Termination Fee is attached hereto as Exhibit O and based on the earliest possible Effective Termination Date. Not more than twice during the Term and also following Tenant’s exercise of any right of first offer hereunder, Landlord shall provide Tenant with the amount of and reasonably detailed back-up documentation for the Termination Fee within [***] following receipt of a written request from Tenant and provision of a proposed termination date.

B. The “Termination Fee” shall be equal to the Unamortized Portion of Landlord’s Termination Costs, as hereinafter defined. The “Unamortized Portion” shall be defined as the amount of principal which would remain unpaid as of the Effective Termination Date with respect to a theoretical loan in an original principal amount equal to Landlord’s Termination Costs and which is repaid in equal monthly payments of principal and interest on a direct reduction basis over the Third Extension Term (or such shorter term with respect to any premises leased by Tenant under Sections 12 and/or 13 of this Fourth Amendment) with interest at the rate of [***] per annum. “Landlord’s Termination Costs” shall mean the sum of (I) the Fourth Amendment Allowances, and brokerage commissions paid in connection with this Fourth Amendment, plus (II) if Tenant exercises either or both of the BSC RFO Right and/or the Second Floor RFO Right the Unamortized Portion of all costs and expenses incurred by Landlord in connection with tenant improvement allowances and brokerage commissions paid by Landlord in connection with BSC RFO Premises and the Second Floor RFO Premises.

C. Provided that all of the Termination Conditions have been fully and completely and timely satisfied, then effective as of the Effective Termination Date, the Lease, and the rights of the Tenant with respect to the Premises, shall terminate and expire with the same force and effect as if such Effective Termination Date had been the Third Extended Termination Date. Prior to the later of (such later date, the “Full Premises Surrender Date”) (i) the Effective Termination Date, and (ii) the date on which Tenant actually surrenders and yields-up the Premises, Tenant shall comply with all of the terms and provisions of the Lease and shall perform all of its obligations hereunder, including, without limitation, the obligation to pay when due all Annual Fixed Rent and other Additional Rent. By not later than the Effective Termination Date, Tenant shall surrender and yield-up the Premises in good and broom-clean order, repair and condition, free of all tenants and occupants, and otherwise in the condition in which the Premises are required to be surrendered, subject to and in accordance with the provisions of the Lease at the expiration of the Term. All property and alterations of any kind, nature or description remaining in the Premises after the Full Premises Surrender Date shall be and become the property of Landlord and may be disposed of by Landlord, without payment from Landlord and without the necessity to account therefor to Tenant.

D. Effective as of the Full Premises Surrender Date, Landlord shall be released from any and all obligations and liabilities thereafter accruing under the Lease. Nothing contained herein shall constitute a waiver, limitation, amendment, or modification of any of the liabilities and obligations of Landlord under the Lease which accrue or arise prior to the Full Premises Surrender Date. Effective as of the Full Premises Surrender Date, Tenant shall be released from any and all liabilities and obligations thereafter accruing under the Lease. Nothing contained herein shall constitute a waiver, limitation, amendment, or modification of any of the liabilities and obligations of Tenant under the Lease which accrue or arise prior to the Full Premises Surrender Date.

E. Without limiting the foregoing, if Tenant fails to yield up and surrender the Premises by the Effective Termination Date, then for and with respect each day between the Effective Termination Date and the Full Premises Surrender Date, Tenant shall pay a holdover charge at the rate set forth in the Lease. Nothing herein contained shall constitute a release, waiver, limitation, or restriction of any rights or remedies of Landlord on account of Tenant’s failure to surrender the Premises by the Effective Termination Date.

F. Time is of the essence with respect to Tenant’s Termination Right pursuant to this Section 15.

16. Tenant Electricity. The Premises are separately metered or submetered for electricity measuring electrical service for lights and plugs (exclusive of electricity for base building HVAC service to the Premises which shall be included in Landlord’s Operating Expenses Allocable to the Office Area), and, from and after the applicable dates set forth in this Fourth Amendment, Tenant shall pay Landlord, as additional rent, for electricity in the Premises, periodically as billed by Landlord (but not more than monthly), based on the amount of electricity consumed by Tenant as measured by such submeter and the rate charged therefor by the utility company, without mark-up by Landlord. As of the date of this Fourth Amendment, Tenant’s use of HVAC service in the Premises after Normal Business Hours is measured by one or more submeters measuring Tenant’s usage of hot and chilled water. Tenant shall pay the charge for HVAC consumed after Normal Business Hours (“after-hours HVAC service”), as measured by said submeter(s) (“HVAC Charge”) as hereinafter provided. Tenant shall pay Landlord, as additional rent, the HVAC Charge, periodically as billed by Landlord (but not more than monthly), based on the amount of after-hours HVAC service consumed by Tenant as measured by such submeters. Effective as of the date that this Section 16 applies to an applicable portion of the Premises, the overtime HVAC charges set forth in Section 5.2 of the Existing Lease shall no longer apply.

17. Tenant Signage.

A. Landlord shall provide building standard signage in the standard graphics for the Building listing Tenant on all tenant directory(ies) for the Office Area. The initial listing of Tenant’s name shall be at Landlord’s expense. Any changes or additions to such directory(ies) shall be at Tenant’s cost and expense at the building standard rate charged from time to time to tenants of the Office Area. Tenant may install signage identifying Tenant, which may include Tenant’s corporate logo and colors, on the entrance door to the Premises and in the elevator lobbies on floors leased in whole or in part by Tenant and/or within the Premises, which signage shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. If during the Term Landlord installs any digital display boards or signage at the Building which displays the names and/or logos of other tenants or occupants at the Building, then Tenant shall also have the right to be displayed on such digital display boards or signs (with display time proportionate to the Rentable Floor Area leased by the tenants thereon) on the same terms and conditions.

B. Landlord is currently designing lobby signage for tenants in the Office Area. Tenant shall have the non-exclusive right to lobby signage in the Office Area, which shall consist of one of the lobby signs designed by Landlord in a location to be designated by Landlord in the so-called “East Lobby” on the second (2nd) floor of the Office Area and containing the name and/or logo of Tenant (the “Lobby Sign”), so long as the Lobby Sign Conditions are satisfied. The size of the Lobby Sign and the design, colors and appearance of Tenant’s name and/or logo on such Lobby Sign shall be mutually agreed upon by Landlord and Tenant. The Lobby Sign shall be installed by Landlord at Tenant’s sole cost and expense. The “Lobby Sign Conditions” are: (a) the Lease is in full force and effect, (b) [Intentionally Deleted], (c) the Lobby Sign is in compliance with all applicable Legal Requirements, (d) the fabrication, installation, maintenance and removal of such Lobby Sign is performed at Tenant’s expense in accordance with the terms and conditions governing alterations in the Lease, (e) the Premises is operating as Tenant’s headquarters, and (f) Tenant (together with any occupants pursuant to Permitted Transfers) is occupying at least 110,000 rentable square feet in the Office Area. Notwithstanding anything to the contrary contained in the Lease, within [***] after the date on which (i) the Lease is no longer in full force and effect; (ii) Tenant or occupants pursuant to Permitted Transfers no longer occupy at least 110,000 rentable square feet in the Office Area, (iii) the Premises ceases to be Tenant’s headquarters, or (iv) the Term of the Lease expires or is terminated, then Tenant shall, at its cost and expense, remove the Lobby Sign and repair all damage to the Building caused by the installation and/or removal of the Lobby Sign. The right to the Lobby Sign granted pursuant to this Section 17(B) is personal to Tenant and may not be exercised by any occupant, subtenant or assignee of Tenant, except for assignees or subtenants pursuant to Permitted Transfers.

18. Assignment and Subletting.

A. Article X (Assignment and Subletting) of the Existing Lease (as amended by Section 9(B)(ii) of the Third Amendment) is hereby amended to delete the second paragraph of Section 9(B) of the Third Amendment and replace the same with the following provision:

“(1) Tenant’s Notice; Landlord’s Recapture Right. In the event Tenant desires to (a) assign this Lease, or (b) to enter into a Major Sublease, as hereinafter defined, Tenant shall give Landlord either (y) a written notice of the proposed sublease or assignment (a “Proposed Transfer Notice”) in the event Tenant already has a specific assignment or sublease transaction or (z) a written notice stating that Tenant is contemplating entering into an assignment or Major Sublease (either such notice being hereinafter referred to as a “Notice of Intent to Transfer”) and Landlord shall have the right (“Landlord’s Recapture Right”) at its sole option, to be exercised (1) [***] after receipt of Tenant’s Notice of Intent to Transfer, or (2) within [***] after receipt of Tenant’s Proposed Transfer Notice (such response time period, as applicable to the type of notice received from Tenant, being referred to herein as the “Acceptance Period”), to terminate the Lease and recapture all or a portion of the Premises as follows and subject to clause (4) below: (I) in the event of a proposed assignment of the Lease, to terminate the Lease, (II) in the event of a proposed Major Ground Floor/BSC Sublease (as hereinafter defined), to terminate the Lease with respect to the Ground Floor Premises or the BSC RFO Premises, as applicable, (III) in the event of a proposed Major Full Term Sublease (as hereinafter defined), to terminate the Lease with respect to the portion of the Premises proposed to be sublet, or (IV) in the event of a proposed Major Partial Term Sublease (as hereinafter defined), to terminate the Term of the Lease for the portion of the Premises proposed to be sublet for the term of the proposed Major Partial Term Sublease (such portion of the Premises to be terminated pursuant to clause (I)-(IV), the “Recaptured Premises”). In each case, such termination shall be effective as of the Tenant’s proposed effective date of such assignment or sublease, as if such date were the last day of the Term of this Lease, provided, however, if Landlord exercises the rights under this Section to terminate this Lease in connection with a proposed sublease of a portion of the Premises, this Lease shall be deemed amended to eliminate the Recaptured Premises from the Premises as of the termination date, and thereafter the Annual Fixed Rent and Additional Rent shall be appropriately prorated to reflect the reduction of the Premises as of such termination date and, until such time, if at all, that the Term of the Lease recommences as to such Recaptured Premises and any such termination in connection with a Major Sublease shall be subject to any rights of Tenant expressly contained in the Tenant’s Notice of Intent to Transfer or Proposed Transfer Notice, as applicable, to terminate the sublease term early (in which case Landlord shall comply with Tenant’s election to have the Recaptured Premises released to Tenant as of such earlier date, if exercised), which right and obligation of Tenant shall expressly survive such termination.

(2) Major Sublease. A “Major Ground Floor/BSC Sublease” shall mean a sublease pursuant to which Tenant will sublet more than [***] of the Rentable Floor Area of either the Ground Floor Premises or the BSC RFG Premises for a sublease term of more than three (3) years or that expires during the last three (3) years of the then current Term. A “Major Full Term Sublease” shall mean a sublease pursuant to which Tenant will sublet (i) any portion of either the Fifth Floor Premises or Second Floor RFG Premises which is or will be separately demised for a sublease term that will expire within twelve (12) months prior to the expiration date of the then current Term, or (ii) more than [***] of the Rentable Floor Area of the Eighth Floor Premises (either alone or together with any prior subleases) which is or will be separately demised for a sublease term that will expire within twelve (12) months prior to the expiration date of the then current Term. A “Major Partial Term Sublease” shall mean a sublease pursuant to which Tenant will sublet more than [***] of the Rentable Floor Area of either of the Fifth Floor Premises or Second Floor RFO Premises (either alone or together with any prior subleases) which is or will be separately demised for a sublease term of more than four (4) years. A “Major Sublease” shall mean any of a Major Ground Floor/BSC Sublease, Major Full Term Sublease or Major Partial Term Sublease.

(3) Conditions Applicable to Recapture of Major Partial Term Subleases. If Landlord exercises its rights under this Article X to terminate the Term of the Lease with respect to a Major Partial Term Sublease for the term of the applicable Major Partial Term Sublease, then Landlord may lease the Recaptured Premises for the term of such recapture only to an existing tenant of the Building or an affiliate of an existing tenant of the Building.

(4) Conditions Applicable to Recapture of all Major Subleases. If Landlord exercises its rights under this Article X to terminate the Term of the Lease with respect to a Major Sublease, then (i) Landlord’s termination of this Lease and Landlord’s re-leasing of the Recaptured Premises shall be subject to any rights of Tenant expressly contained in Tenant’s Notice of Intent to Transfer or Tenant’s Proposed Transfer Notice, as applicable, to terminate the sublease term early (in which case Landlord shall comply with Tenant’s election to have the Recaptured Premises released to Tenant as of such earlier date, if exercised); provided, however, if Tenant’s Notice of Intent to Transfer contains a right of Tenant to terminate the sublease term early and Landlord does not exercise Landlord’s Recapture Right with respect to such Notice of Intent to Transfer, then in the event that Tenant intends to enter into a Major Sublease for such portion of the Premises identified in Tenant’s previous Notice of Intent to Transfer with no right of Tenant to terminate the sublease term early or with a materially later date for such early termination, then Tenant must deliver a Proposed Transfer Notice with respect thereto and Landlord shall at such time again have a Landlord’s Recapture Right with respect to such Proposed Transfer Notice, (ii) Landlord and Tenant will share equally in the cost to demise the Recaptured Space:, except that Landlord pays [***] of the cost to demise if the proposed subtenant was required to pay such costs pursuant to the proposed sublease delivered with Tenant’s Proposed Transfer Notice or pursuant to Tenant’s Notice of Intent to Transfer, (iii) Landlord will not enter into a lease for the Recaptured Premises with a Tenant Competitor, as hereinafter defined, so long as Tenant continues to occupy space on the same floor of the Office Area as the Recaptured Premises, (iv) any demising partitions and common areas that need to be constructed to demise the Recaptured Premises shall be entirely accommodated within the Recaptured Premises and shall not decrease the usable square footage of the portion of the Premises retained by Tenant, (v) Landlord shall indemnify, defend and hold Tenant harmless from and against any accident, injury or damage whatsoever to any person, or to the property of any person, occurring in the Recaptured Premises after Tenant’s delivery of possession to Landlord through the end of the Term of this Lease (which obligation shall survive the expiration or termination of this Lease with respect to claims occurring during such period); and (vi) Landlord or its assignee or subtenant shall, unless Tenant agrees otherwise, restore the Recaptured Premises to the same condition in which the Recaptured Premises was delivered to Landlord, including restoration of all improvements and other Alterations, reasonable wear and tear excluded, and return such Recaptured Premises to Tenant at the expiration of the term Tenant proposed to sublease the same for. If Landlord fails to deliver such Recaptured Premises in the required condition on or before such re- delivery date, then for each day that Landlord fails to deliver such Recaptured Premises in the required condition after such re-delivery date, Tenant shall be entitled to a rent credit against the Base Rent payable under this Lease for the remainder of the Premises equal to the greater of (1) [***] of the daily Base Rent otherwise payable hereunder on account of the Recaptured Premises, and (2) the amount of fixed or base rent (and any holdover premium) collected by Landlord for any occupant of the Recaptured Premises. A “Tenant Competitor” shall mean a person or entity principally and primarily engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)) in the restaurant point of sale business.

(5) Landlord’s recapture and/or termination rights under this Article X shall not be applicable to any transaction constituting a Permitted Transfer and the rentable square footage of any transaction constituting a Permitted Transfers shall not be counted in determining any assignment or sublease thresholds set forth in the Lease, provided that following any Permitted Transfer Landlord’s Recapture Right shall continue to apply to any future assignment or Major Sublease that does not qualify as a Permitted Transfer on the terms set forth herein. Notwithstanding anything herein to the contrary, if Landlord fails to exercise Landlord’s Recapture Right under this Lease with respect to a Notice of Intent to Transfer within the Acceptance Period, Landlord will not thereafter have the right to exercise Landlord’s Recapture Ri girt with respect to a Proposed Transfer Notice for any portion of the space identified in Tenant’s previous Notice of Intent to Transfer provided Tenant’s Proposed Transfer Notice is received within [***] following Landlord’s receipt of the Notice of Intent to Transfer. In the event Landlord exercises its rights under this Article X to terminate the Lease as to the Recaptured Premises, then Tenant may elect to rescind its request for consent to the proposed assignment or sublease by notice to Landlord within [***] following Landlord’s delivery of written notice to Tenant exercising the Landlord’s Recapture Right, and, in the event of such rescission, then Tenant’s Notice of Intent to Transfer or Tenant’s Proposed Transfer Notice, as applicable, and Landlord’s exercise of the Landlord’s Recapture Right shall be rescinded and revoked and of no further force or effect and the Term of this Lease shall remain in full force and effect.

(6) If Landlord exercises Landlord’s Recapture Right pursuant to the foregoing provisions, then (1) this Lease shall end and expire with respect to the Recaptured Premises on the Tenant’s proposed effective date of such assignment or sublease, but only until such time, if at all, that the Term of the Lease recommences as to such Recaptured Premises in which event this Lease shall commence as to the Recaptured as of the date Landlord delivers possession of the Recaptured Premises to Tenant in the condition required under this Article X (and subject to any holdover amounts due to Tenant under this Article X), (2) Annual Fixed Rent, additional rent and electricity charges shall be apportioned, paid, or refunded as of such date, (3) Annual Fixed Rent, Tenant’s Proportionate Share and the monthly parking privileges shall be reduced as of such date to an amount which shall reflect the deletion of the Recaptured Premises from the Premises, (4) Tenant and Landlord, upon request by either party, shall enter into an amendment to the Lease ratifying and confirming such termination, and setting forth any appropriate modifications to the terms and provisions hereof, (5) Tenant will have no obligation to remove any alterations or leasehold improvements or Cabling in or serving the Recaptured Premises or to restore such Recaptured Premises, and (6) subject to terms of this Article X, Landlord shall be free to lease the Recaptured Premises, or the portion thereof, to any person or persons.

B. Article X (Assignment and Subletting) of the Existing Lease (as amended by Section 9(B)(ii) of the Third Amendment) is hereby amended to delete the second paragraph of Article X. Notwithstanding the provisions of Article X of the Existing Lease (as amended by Section 9(B)(ii) of the Third Amendment), Tenant shall have the right to assign this Lease without the consent of Landlord but after reasonable advance notice (not less than [***] before the effective date of the assignment or subletting except that if prior notice to Landlord of such assignment, sublease or transfer is prohibited by applicable securities laws or a written confidentiality agreement, then Tenant shall deliver such notice to Landlord within a reasonable time after Tenant is legally permitted to do so, but not later than the date [***] after the occurrence of the proposed assignment, sublease or transfer in question) to any other entity (the “Successor Entity”) which (i) which controls or is controlled by Tenant, or (ii) which is under common control with Tenant, or (iii) which purchases all or substantially all or substantially all of the assets or the business of Tenant, or (iv) which purchases a controlling interest in Tenant, or (v) which merges or combines with Tenant, provided that any entity to which this Lease is so assigned h as a credit worthiness (e.g. net worth using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than the creditworthiness of the originally named Tenant as of the Fourth Amendment Execution Date (the foregoing transfers referred to, individually or collectively, as a “Permitted Transfers”). Tenant’s notice to Landlord shall include information and documentation showing each of the above conditions have been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement.

19. Security Deposit.

A. By not later than [***] after the execution of this Fourth Amendment, Tenant shall deliver to Landlord a security deposit in the amount of [***] (the “Initial Security Deposit”), as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of the Lease. By not later than January 5, 2020, Tenant shall deliver to Landlord a security deposit in the amount of [***] (the “Additional Security Deposit”), as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of the Lease. The Initial Security Deposit plus the Additional Security Deposit, once delivered, in the amount of [***] in the aggregate, is referred to herein as the “Security Deposit”. The Security Deposit shall be in the form of a clean, irrevocable, and unconditional letter of credit (the “Letter of Credit”) issued by and drawable upon a commercial bank which is reasonably satisfactory to Landlord (the “Issuing Bank”), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as “+” or “-” or numerical notation, “Aa” or better by Moody’s Investors Service and “AA” or better by Standard & Poor’s Rating Service, and has combined capital, surplus and undivided profits of not less than [***]. Landlord hereby approved JPMorgan as the Issuing Bank. The Letter of Credit shall (i) name Landlord as beneficiary, (ii) have a term of not less than one year, (iii) permit multiple drawings, (iv) either (x) be fully transferable by Landlord without the payment of any fees or charges by Landlord, or (y) Tenant shall be obligated to cause a replacement Letter of Credit to be issued for the benefit of Landlord’s transferee, at no fee or charge to Landlord, subject only to the return of the original Letter of Credit, and (v) otherwise be in a form reasonably acceptable to Landlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant, but only for the first such transfer proposed by Landlord, and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term (and in no event shall the Letter of Credit expire prior to the thirtieth (30th) day following the Third Extended Termination Date): provided, however, the Issuing Bank may retain the right to send duplicate notices (the “Non-Renewal Notices”) to Landlord and Tenant by certified mail, return receipt requested addressed to Landlord, not less than [***] next preceding the then expiration date of the Letter of Credit, stating that the Issuing Bank has elected not to renew the Letter of Credit. The Issuing Bank shall agree with all drawers, endorsers and bona fide holders that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank or its correspondent bank at an office location in Boston, Massachusetts or by overnight delivery or facsimile in the continental United States. The Letter of Credit shall be subject in all respects to the International Standard Practice 1998 (ISP 98), International Chamber of Commerce Practice, Publication No. 590.

B. If (i) an Event of Default of Tenant occurs under this Lease, or (ii) Landlord receives a Non-Renewal Notice, or (iii) Tenant files a voluntary petition under any Federal or state bankruptcy or insolvency code, law or proceeding, then Landlord shall have the right by sight draft to draw, at its election, all or a portion of the proceeds of the Letter of Credit and thereafter hold, use, apply, or retain the whole or any part of such proceeds, as the case may be, (x) to the extent required for the payment of any Rent or any other sum as to which Tenant is in default including (1) any sum which Landlord may expend or may be required to expend by reason of Tenant’s default, and/or (2) any damages to which Landlord is entitled pursuant to the Lease, whether such damages accrue before or after summary proceedings or other reentry by Landlord, and/or (y) as a cash security deposit, unless and until, in the case of clause (ii) above, Tenant delivers to Landlord a substitute Letter of Credit which meets the requirements of this section. If Landlord applies or retains any part of the proceeds of the Letter of Credit, or cash security, Tenant, upon demand, shall amend the Letter of Credit to increase the amount thereof by the amount so applied or retained or provide Landlord with an additional Letter of Credit in the amount so applied or retained so that Landlord shall have the full amount thereof on hand at all times during the Term. If Tenant shall comply with all of the terms, covenants and conditions of the Lease, the Letter of Credit or cash security, as the case may be, shall be returned to Tenant not more than [***] after the Third Extended Termination Date and after delivery of possession of the Premises to Landlord in the manner required by this Lease and the curing of any outstanding Event of Default of Tenant under this Lease.

C. The Letter of Credit shall also provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer (one or more times) all or any portion of its interest in and to the Letter of Credit to the holder of any mortgage upon the Building or the successor landlord in connection with a transfer of the Building, from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. In the event of a transfer of Landlord’s interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part, to the transferee and thereupon Landlord shall without any further agreement between the parties, be released by Tenant from all liability therefor. The provisions of this section shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the Issuing Bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank’s transfer and processing fees in connection therewith but only for the first such transfer proposed by Landlord.

D. If, as a result of any drawing by Landlord on the Letter of Credit, the amount of the Letter of Credit shall be less than the Letter of Credit Amount, Tenant shall, within [***] thereafter, provide Landlord with additional letter(s) of credit or an amendment to the existing letter of credit in an amount equal to the deficiency, and any such additional letter(s) of credit shall comply with all of the provisions of this Section and upon delivery, Landlord shall return to Tenant any cash security amount being held by Landlord. Tenant further agrees that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

E. Tenant hereby acknowledges and agrees that Landlord is entering into the Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any Event of Default on the part of Tenant under the Lease. If an Event of Default shall occur, Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the Letter of Credit, in part or in whole, to cure any Event of Default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained resulting from Tenant’s Event of Default. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a “draw” by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw upon the Letter of Credit. No condition or term of the Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that (i) the Letter of Credit constitutes a separate and independent contract between Landlord and the Issuing Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

F. Provided that as of the applicable Reduction Date, as set forth below, no default then exists or has occurred in the immediately preceding twelve (12) month period (the “Reduction Conditions”), the amount of the Security Deposit shall be reduced as follows:

Reduction Date	Reduction Amount	Reduced Security Deposit Amount
January 5, 2022	[***]	[***]
January 5, 2023	[***]	[***]
January 5, 2024	[***]	[***]
January 5, 2025	[***]	[***]
January 5, 2026	[***]	[***]
January 5, 2027	[***]	[***]

The reduction in the Security Deposit shall be accomplished as follows: Tenant shall request such reduction in a written notice to Landlord; and if the Reduction Conditions have been met, Landlord shall so notify Tenant within [***] thereafter, whereupon (i) Tenant shall provide Landlord with a substitute Letter of Credit in the Reduced Security Deposit Amount, or an amendment to the Letter of Credit reducing it to the Reduced Security Deposit Amount, or (ii) Landlord shall return the positive excess of the cash then being held by Landlord as the Security Deposit, over the then-applicable Security Deposit amount within [***]. If the Reduction Conditions are not satisfied on a particular Reduction Date because Landlord has identified in writing a default of Tenant under the Lease, and Tenant then cures the applicable default in accordance with the terms and conditions of the Lease and twelve (12) months expires without any new default by Tenant under the Lease (or immediately if Tenant had not previously been notified of such default prior to the Reduction Date and Tenant cures the same within the applicable notice and cure period under the Lease), then Tenant shall have the right to resubmit the request for and be entitled to the applicable reduction that was previously scheduled pursuant to the term and conditions set forth above. The Security Deposit, as it may be reduced in accordance with the foregoing, shall continue to be held by Landlord throughout the Term. In no event shall the Security Deposit be less than [***].

20. Building Renovation Project. Tenant acknowledges that the Building is currently undergoing a renovation project. Notwithstanding the reserved rights of Landlord set forth in Section 1.2 and Section 14.19(B)—(E) of the Existing Lease, except to the extent required by applicable Legal Requirements, modifications, alterations, changes or any other action with respect to the Premises, the Building or the Project, including in connection with the construction of the 201 Brookline Building, undertaken by Landlord shall not (i) reduce or suspend Tenant’s use of the Tenant’s Initial Maximum Parking Allotment or Additional Parking Allotment, subject to Landlord’s relocation rights set forth in Section 10(C) of this Fourth Amendment or result in the full closure of the Garage, (ii) adversely affect any of the utility services required to be provided by Landlord under the Lease or materially adversely affect any of the other services required to be provided by Landlord under Section 6.2 or elsewhere in the Lease, or (iii) materially interfere with Tenant’s access to and use of the Premises for the Permitted Use.

21. Amendments to Existing Lease. Effective as of the Fourth Amendment Execution Date, the Existing Lease is amended as follows:

A. Landlord Repairs. Notwithstanding anything to the contrary in Section 6.1 of the Existing Lease, Landlord shall keep and maintain, or cause to be kept and maintained, in good order, condition and repair all of the elements that Landlord is responsible for under Section 6.1 of the Existing Lease with respect to the entire Building and Landlord’s obligation to repair and maintain the roof in Section 6.1 of the Existing Lease shall include the roof membrane.

B. Landlord Services. Landlord shall provide the janitorial services required under Section 6.2 of the Existing Lease consistent with the janitorial specifications attached hereto as Exhibit M. Subject to Force Majeure, Landlord shall provide (or cause to be provided) sufficient passenger elevator service to each floor of the Premises on a twenty- four hours (24) a day, seven (7) days a week, three hundred sixty-five (365) days a year basis subject always to restrictions based on emergency conditions and with at least three (3) elevators per elevator bank in the Building in operation at all times during Normal Business Hours on Business Days and at least one (1) elevator in operation twenty-four (24) hours per day. Tenant shall have access to and the right to non-exclusive use the Building’s freight elevator and loading dock, for construction and delivery activity only, from 6:00 A.M. to 5:00 P.M. Monday through Friday on a first come-first serve scheduled basis at no additional charge to Tenant.

C. Interruption of Services. Notwithstanding anything in Sections 6.3 and 11.2 or elsewhere in the Existing Lease to the contrary, Landlord shall use commercially reasonable efforts to minimize the duration of any service interruption and, except in an emergency, Landlord agrees to reasonably coordinate any scheduled shutdown of electrical service and HVAC service to the Premises with Tenant and to provide Tenant with at least [***] prior written notice to Tenant of any non-emergency, scheduled shutdown of such electrical or HVAC service. The final paragraph of Section 6.3 of the Existing Lease is hereby deleted in its entirety and is replaced with the following:

“Notwithstanding anything to the contrary in this Lease contained, if (i) any repairs, alterations, replacements, renovations, or improvements made by Landlord, (ii) Landlord’s failure to make any repairs, alterations, or improvements required to be made by Landlord under the Lease, or (iii) the failure of electric supply, water and/or sewer service, all elevator service, HVAC service or all access to the Premises, renders the Premises (or a portion thereof) untenantable (a “Service Interruption”) so that, for the Landlord Service Interruption Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant’s business is materially adversely affected as a direct result of such Service Interruption, then, provided that Tenant ceases to use the affected portion of the Premises during the entirety of the Landlord Service Interruption Cure Period and that such untenantability and Landlord’s inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant’s agents, employees or contractors, Fixed Rent shall thereafter be abated in proportion to such untenantability until such the affected portion of the Premises is rendered tenantable to allow Tenant to occupy the affected portion of the Premises. For the purposes hereof, the “Landlord Service Interruption Cure Period” shall be defined as [***] after Landlord’s receipt of written notice from Tenant of the condition causing untenantability in the Premises; provided however, that the Landlord Service Interruption Cure Period shall be [***] after Landlord’s receipt of written notice from Tenant of such condition causing untenantability in the Premises if either the condition was caused by causes beyond Landlord’s reasonable control or Landlord is unable to cure such condition as the result of causes beyond Landlord’s reasonable control. The provisions of this paragraph shall not apply in the event of untenantability caused by fire or other casualty, or taking. The remedies set forth in this paragraph shall be Tenant’s sole remedies in the event of a Service Interruption.”

D. Alterations. The reference to [***] in Section 8.1 is hereby deleted and replaced with [***]. In addition, the requirement in Section 8.1 of the Lease for Tenant to reimburse Landlord for its review of plans or work shall be limited to the actual, out-of-pocket costs to review any plans or work, but in no event shall Landlord charge Tenant the [***] charge or any other in-house review fees to Landlord to review Tenant’s plans or work. Landlord agrees that Tenant will not be required io maintain a payment and performance bond and lien bond in connection with Tenant’s performance of Tenant’s Fourth Amendment Work or in connection with any future alterations with an estimated cost that is less than [***]. In connection with any alterations or work in the Premises for which Landlord’s consent is not required under the Lease, Tenant shall provide Landlord with [***] advance notice, together with a reasonably detailed description of any such work.

E. Hazardous Materials. Landlord represents to Tenant that, as of the date of this Lease, to its actual knowledge, there are no Hazardous Materials in the Premises excepting only such materials and substances as are stored or used in accordance with all applicable Hazardous Materials Laws, and are ordinarily and customarily used or located in comparable buildings. Landlord agrees that if (i) Hazardous Materials subsequently are discovered to have been in the Premises as of the date of the applicable delivery date thereof, and (ii) as of the such delivery date such substances or materials were deemed pursuant to applicable Hazardous Materials Laws to constitute Hazardous Materials, then the Landlord shall be responsible for the removal thereof in accordance with then-current industry customs and practices and to the extent required by applicable Hazardous Materials Laws. Landlord will use reasonable efforts, consistent with the nature of any work being performed, to perform any removal or remediation of Hazardous Materials required by Landlord under this Lease in a manner which will not unreasonably interfere with Tenant’s use of and access to the Premises. In the event of any removal or remediation work in the Premises, Landlord agrees, upon receipt of a written request, to provide Tenant with copies of the documentation and/or reports received by Landlord with respect to such removal or remediation in the Premises.

F. Legal Fees. Section 9.6 of the Lease is hereby deleted. In the event of litigation or other legal proceeding between Landlord and Tenant relating to the provisions of this Lease or Tenant’s occupancy of the Premises or in connection with any bankruptcy case, the losing party shall, upon demand, reimburse the prevailing party for its reasonable costs of prosecuting and/or defending such proceeding (including, without limitation, reasonable attorneys’ fees).

G. Indemnity. Clause (ii) of Section 11.1(a) is hereby deleted and replaced with the following: “(ii) any accident, injury, or damage whatsoever caused to any person, or to the property of any person, occurring in the Premises from the earlier of (A) the date on which any Tenant Party first enters the applicable Premises Component of the Premises for the performance of work or alterations, or (B) the applicable Commencement Date for the applicable Premises Component, and thereafter until the end of the Term therefor, and after the end of the Term for so long as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereof, except to the extent caused by the negligence or willful misconduct of any of the Landlord Parties.” Notwithstanding anything to the contrary in Section 11.1(a) or elsewhere in the Existing Lease or in this Fourth Amendment, subject to Section 11.9 of the Existing Lease, Tenant shall not be required to waive any claims against Landlord to the extent such loss or damage is due to the negligence or willful misconduct of any of Landlord Parties.

H. Insurance. Tenant’s insurance obligations under Election 11.3 of the Existing Lease are hereby amended as follows:

(i) Tenant’s special form/cause oi loss (formerly “all risk”) insurance coverage required under Section 11.3(b) of the Existing Lease shall include all leasehold improvements and other alterations or modifications performed by or on behalf of Tenant in or to the Premises or the Building (the “Tenant Improvements”) regardless of removal obligations or the party that paid for such Tenant Improvements, in an amount at least equal to the full replacement cost of the Tenant Improvements, subject to a commercially reasonable deductible. Tenant will no longer be required to name Landlord or any parties requested by Landlord as a loss payee on ay of Tenant’s insurance policies required under the Lease (both property and liability policies).

(ii) The insurer rating requirement set forth in Section 11.4 of the Existing Lease is hereby amended to require a rating of at least “A-” and are within a financial size category of not less than “Class VIII” in the most current Best’s Key Rating Guide. Tenant’s insurance policies may contain commercially reasonable deductibles, not to exceed [***]for property insurance and [***] for commercial general liability insurance.

(iii) Clause (3) of Section 11.4 of the Existing Lease is hereby deleted. Tenant shall provide Landlord with at least [***] prior written notice ([***] in the event of cancellation for nonpayment of premium) of any such cancellation, material change, failure to renew or reduction in the amount of such insurance.

(iv) Notwithstanding the provisions of Section 11.6 of the Existing Lease to the contrary, Tenant shall furnish Landlord with renewal certificates within [***] following each annual renewal thereof. The last sentence of Section 11.6 of the Lease is hereby deleted and of no further force or effect.

I. Landlord’s Insurance. Landlord’s special form/cause of loss (formerly “all risk”) insurance coverage required under Section 11.12 of the Existing Lease shall include the entire Building and the Project and all improvements therein or thereon in an amount at least equal to the full replacement cost of the insured property, exclusive of the all Tenant Improvements and Tenant’s Property. Landlord shall also maintain commercial general liability coverage with respect to the Building and the Project (including all common areas) with the same minimum limits required to be carried by Tenant pursuant to the Existing Lease. Any and all such insurance may be written with commercially reasonable deductibles as reasonably determined by Landlord (provided, however, the amount of any such deductible for the special cause of loss property policy that may be included in Landlord’s Operating Expenses allocable to the Office Area shall be limited to [***] per occurrence and such deductible limitation is not applicable to specific perils of flood and or earthmovement which may have higher deductibles.)

J. Casualty. Section 12.1 of the Existing Lease is hereby deleted in its entirety and is replaced with the following:

“12.1 Damage Resulting from Casualty

A. If the Office Area is damaged by fire or casualty, Landlord shall, within [***] after the date of the casualty, provide Tenant with an estimated construction schedule for restoration thereof (“Landlord’s Restoration Notice”) from an independent general contractor. If at least [***] of the rentable area of the Office Area is damaged by fire or casualty such that, in Landlord’s reasonable opinion, substantial alteration, demolition, or reconstruction of the Office Area shall be required and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within [***] from the time that repair work would commence, as reasonably determined by Landlord’s Restoration Notice, and Landlord contemporaneously terminates the leases of all other occupants of the Office Area similarly affected by such fire or casualty, then Landlord may, at its election, terminate this Lease by notice given to Tenant within [***] after the date of Landlord’s Restoration Notice, specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than [***] nor more than [***] after the date of notice of such termination. Unless terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect following any such damage subject, however, to the following provisions.

B. If, as result of a fire or casualty, more than [***] of the floor area of the Premises immediately before such fire or casualty is rendered untenantable, and such damage cannot, in the ordinary course, reasonably be expected to be repaired within [***] of the date of the casualty, then Tenant may, at its election, terminate this Lease by notice given to Landlord within [***] after Landlord’s delivery of the estimated restoration schedule to Tenant, which termination shall be effective as of the date of such notice by Tenant.

C. If during the twenty-four (24) months of the Term (as it may have been extended), the Premises shall be damaged by fire or casualty and such fire or casualty damage to the Premises cannot reasonably be expected to be repaired or restored within [***] from the time that repair or restoration work would commence as reasonably determined by Landlord in Landlord’s Restoration Notice, then Landlord or Tenant shall have the right, by giving notice to Landlord not later than [***] after Tenant’s receipt of Landlord’s notice, to terminate this Lease, whereupon this Lease shall terminate as of the date set forth in Tenant’s notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

D. If the Office Area or any part thereof is damaged by fire or casualty and this Lease is not so terminated, or neither Landlord nor Tenant had the right to terminate this Lease, Landlord, promptly after such damage and the determination of the net amount of insurance proceeds available (plus the amount of any deductible or self-insurance) shall use due diligence to restore the Premises and the Office Area in the event of damage thereto (excluding Tenant’s Improvements and Tenant’s Property) into proper condition for use and occupation. Promptly following Landlord’s restoration, Tenant shall, at its sole cost and expense, repair and restore Tenant’s Property and Tenant’s Improvements to the Premises to substantially the condition which the Premises were in at the time of such damage.

E. A just proportion of the Annual Fixed Rent, the Operating Cost Excess and the payments on account of real estate taxes according to the nature and extent of the injury to the Premises shall be abated from the date of casualty until either (i) the date which is [***] after the Premises shall have been put by Landlord substantially into proper condition for use and occupation or (ii) this Lease is terminated in accordance with the terms hereof.

F. Where Landlord is obligated or otherwise elects to effect restoration of the Premises, unless such restoration is completed within [***] from the date of the casualty, such period to be subject, however, to extension where the delay in completion of such work is due to Force Majeure, as defined hereinbelow (but in no event beyond [***] from the date of the casualty or taking), Tenant, as its sole and exclusive remedy, shall have the right to terminate this Lease at any time after the expiration of such one-year (as extended) period until the restoration is substantially completed, such termination to take effect as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant’s notice, with the same force and effect as if such date were the date originally established as the expiration date hereof unless, within such thirty (30) day period such restoration is substantially completed, in which case Tenant’s notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect.

G. Notwithstanding anything to the contrary contained in this Lease and provided Landlord carried the insurance coverages required to be carried by Landlord under this Lease, if the Office Area or the Premises shall be substantially damaged by fire or casualty as the result of a risk not covered by the forms of casualty insurance at the time required to be maintained by Landlord and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within [***] from the time that repair work would commence, Landlord may, at its election, terminate the Term of this Lease by notice to Tenant given within [***] after such loss. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.”

K. Subordination of Lease; Estoppel; Notices to Superior Interest Holders. The fourth sentence of the first paragraph of Section 14.8 is hereby deleted and of no further force or effect. Landlord hereby agrees to obtain and deliver to Tenant a subordination, non-disturbance and attornment agreement (an “SNDA”) from the existing mortgage holder in the negotiated form attached hereto as Exhibit R within [***] after the Fourth Amendment Execution Date (the “SNDA Outside Date”) or Tenant may elect to terminate this Fourth Amendment by providing written notice such election to terminate this Fourth Amendment after the SNDA Outside Date but before the date which is [***] after the SNDA Outside Date, time being of the essence. Except for Tenant’s right to terminate this Fourth Amendment, Landlord shall have no liability to Tenant and the subordination of the Lease as provided in Article XIV shall be unaffected if it is unable to obtain any such agreements. As a condition to Tenant’s agreement hereunder to subordinate Tenant’s interest in this Lease to any future mortgage made between Landlord and such mortgage holder, Landlord shall obtain from each such mortgage holder, an SNDA in a. commercially reasonable form reasonably acceptable to Tenant and such mortgage holder, pursuant to which such mortgage holder shall agree that if and so long as no Event of Default under the Lease shall have occurred and be continuing, the leasehold estate granted to Tenant and the rights of Tenant pursuant to the Lease to quiet and peaceful possession of the Premises shall not be terminated, modified, affected or disturbed by any action which such mortgage holder may take to foreclose any such mortgage, and that any successor landlord shall recognize this Lease as being in full force and effect as if it were a direct lease between such successor landlord and Tenant upon all of the terms, covenants, conditions and options granted to Tenant under this Lease, except as otherwise provided in such SNDA.

Landlord and Tenant shall each, within [***] after receipt of a written request from the other, execute and deliver a commercially reasonable estoppel certificate to those parties as are reasonably requested by the other (including a mortgage holder, ground lessor or prospective purchaser or prospective assignee of the Lease, Landlord or Tenant or a prospective subtenant) addressed to the requesting parties. Without limitation, such estoppel certificate may include a certification as to (i) a statement of the status of any matter pertaining to this Lease, (ii) the existence, to the actual knowledge of the signer (without independent inquiry), of any defaults and (iii) the amount of Rent that is due and payable and the date to which the same has been paid.

Notwithstanding anything in Section 14.9 to the contrary, Tenant shall only be required to provide notices of default of Landlord under the Lease to any holder or ground lessor.

L. Holdover. Notwithstanding anything in Section 14.12 of the Existing Lease, in no event shall Tenant be liable to indemnify, defend or hold Landlord harmless from and against and Tenant shall not be liable to Landlord for, any indirect or consequential damages incurred by Landlord on account of any holding over in the Premises by Tenant unless such holdover continues for more than [***] after the expiration or prior termination of the Term of the Lease.

M. Tenant’s Payments. Section 14.14 of the Lease is hereby amended to replace the reference to “[***].”

N. Landlord and Tenant Liability. The last sentence of Section 14.16 of the Existing Lease is hereby deleted and of no further force or effect. Except for any liability of Tenant expressly permitted under Section 14.12 of the Existing Lease (as amended by this Fourth Amendment), Tenant shall not be liable to Landlord or any other Landlord Parties for any loss of rent, loss of business, indirect or consequential damages incurred by Landlord from any cause whatsoever, including the negligence or fault of any of the Tenant Parties.

O. Waiver of Jury Trial. To induce Tenant to enter into the Existing Lease and this Fourth Amendment, Landlord hereby waives any right to trial by jury in any action, proceeding or counterclaim brought by either Landlord or Tenant on any matters whatsoever arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, the Tenant’s use or occupancy of the Premises and/or any claim of injury or damage, including but not limited to, any summary process eviction action.

P. Rules and Regulations. Section 9.11 of the Lease is hereby deleted and is of no further force or effect. In accordance with Section 9.3 of the Existing Lease, Tenant shall comply with the rules and regulations for the Building and construction therein attached hereto as Exhibit N, which may be reasonably amended, modified or supplemented from time to time. In the event of an inconsistency between the rules and regulations and the Lease, the Lease shall control. The loading dock rules and regulations attached hereto as part of Exhibit N shall govern use of the loading dock and Section 9.11 of the Lease is hereby deleted and of no further force or effect.

22.	Inapplicable and Deleted Lease Provisions.

A. Articles III (Lease Term) and IV (Term; Construction) of the Lease, Section 5 of the First Amendment (Landlord’s Expansion Work), Section I.D of the Second Amendment (Landlord’s Second Amendment Work), Section II of the Third Amendment (Third Amendment Premises and Tower Premises), and Section III of the Third Amendment (Temporary Premises) shall have no applicability with respect to this Fourth Amendment. Section 5.2 of the Lease, Section 6 of the First Amendment, Section I(B)(iii) of the Second Amendment and Section I(B)(ii) of the Third Amendment shall no longer be applicable from and after Third Extension Term Commencement Date.

B. Section X of the Third Amendment (Extension Option) is hereby deleted and is of no further force or effect.

C. Section 13.1(g) and Section 9.11 of the Lease are hereby deleted and is of no further force or effect.

D. The final four (4) sentences of the first (1st) paragraph of the definition of Project contained in Section 1.2 of the Lease is hereby deleted and is of no further force or effect.

23. Brokerage. Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Fourth Amendment, other than CBRE—New England (“Tenant’s Broker”), and in the event any claim is made against the Landlord relative to dealings with brokers, other than by Tenant’s Broker, Tenant shall defend the claim against Landlord with counsel of Landlord’s selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Fourth Amendment, other than the Newmark Knight Frank (“Landlord’s Broker”), and in the event any claim is made against Tenant relative to dealings with brokers, other than by Landlord’s Broker or Tenant’s Broker, Landlord shall defend the claim against Tenant with counsel of Tenant’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord shall be solely responsible for the payment of brokerage commissions to the Tenant’s Broker and Landlord’s Broker in connection with this Fourth Amendment pursuant to a separate written agreement between Landlord and such brokers.

24. Notice of Lease. Notwithstanding anything in Section 14.6 to the contrary, Landlord and Tenant shall execute, acknowledge and deliver a notice of the Lease in commercially reasonable, recordable form and an amended notice of Lease in connection with any future amendments to the Lease and either party shall have the right to record such Notice of Lease and amendments thereto at the recording party’s expense.

25. Miscellaneous. Tenant hereby represents and warrants to Landlord that the execution and delivery of this Fourth Amendment by Tenant has been duly authorized by all requisite corporate action, and, to Tenant’s actual knowledge without investigation, (i) neither the Lease nor the interest of Tenant therein has been assigned, sublet, encumbered or otherwise transferred; (ii) Tenant has no knowledge of any current defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Tenant thereunder or to current right to claim any offset, abatement or reduction of rent under the Lease except as set forth in this Fourth Amendment; and (iii) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. Landlord hereby represents and warrants to Tenant that the execution and delivery of this Fourth Amendment by Landlord has been duly authorized by all requisite corporate action, and, to Landlord’s actual knowledge without investigation, (x) neither the Lease nor the interest of Landlord therein has been assigned, sublet, encumbered or otherwise transferred except for the mortgage to the existing mortgage holder referred to in Section 23(K) of this Fourth Amendment; (y) Landlord has no knowledge of any current defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Landlord thereunder; and (z) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. The submission of drafts of this document for examination and negotiation does not constitute an offer, or a reservation of, or option for, the Eighth Floor Expansion Premises, the Fifth Floor Premises or the Ground Floor Premises or any of the other terms and conditions set forth in this Fourth Amendment, and this Fourth Amendment shall not be binding upon Landlord or Tenant unless and until Landlord and Tenant shall have executed and delivered a fully executed copy of this Fourth Amendment to the other. Except as expressly and specifically set forth in this Fourth Amendment, the Existing Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Existing Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the Term of the Lease.

26. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument. Counterpart signature pages transmitted via facsimile or email (in pdf or similar format) shall be deemed to be original signature pages for all purposes.

[Signatures on flowing page]

EXECUTED as an instrument under seal as of the date first above-written.

[***]

EXHIBIT A-5

[***]

Exhibit A-5

EXHIBIT A-6

[***]

Exhibit A-6

EXHIBIT A-7

[***]

Exhibit A-7

EXHIBIT J-1

[***]

Exhibit J-1

EXHIBIT J-2

[***]

EXHIBIT J-3

[***]

Exhibit J-3

EXHIBIT J-5

[***]

Exhibit J-5

EXHIBIT K

[***]

Exhibit K-1

EXHIBIT L

[***]

Exhibit L-1

EXHIBIT M

[***]

Exhibit M-1

EXHIBIT N

[***]

Exhibit N-1

EXHIBIT O

[***]

Exhibit O

EXHIBIT P

[***]

Exhibit P

EXHIBIT Q

[***]

Exhibit Q

EXHIBIT R

[***]

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

FIFTH AMENDMENT TO LEASE

This FIFTH AMENDMENT TO LEASE (“Fifth Amendment”), is made as of this 14th day of May, 2019 (“Fifth Amendment Execution Date”) by and between LANDMARK CENTER PARK DRIVE LLC, a Delaware limited liability company (“Landlord”), and TOAST, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease dated June 12, 2015, as amended by a First Amendment to Lease dated September 17, 2016 (the “First Amendment”), a Second Amendment to Lease dated February 14, 2017 (the “Second Amendment”), a Third Amendment to Lease dated as of May 23, 2017 (“Third Amendment”), and a Fourth Amendment to Lease dated as of February 6, 2019 (“Fourth Amendment”) (as amended, the “Existing Lease”) for: (i) 111,294 rentable square feet on the eighth (8th) floor, (ii) 18,682 rentable square feet on the second (2nd) floor (“Existing Second Floor Premises”), (iii) 22,495 rentable square feet on the fifth (5th) floor, and (iv) 21,824 rentable square feet on the ground floor of that certain building known as The Landmark Center or 401 Park Drive (as more particularly described in the Existing Lease, the “Building”). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease. The Existing Lease, as modified and amended by this Fifth Amendment, is referred to herein as the “Lease”;

B. Whereas, pursuit to Section 2 of the Fourth Amendment, Tenant intended to surrender the Existing Second Floor Premises and to terminate the Term of the Lease with respect to the Existing Second Floor Premises effective as of the Second Floor Premises Termination Date (as defined in Section B of the Recitals of the Fourth Amendment). However, Tenant desires to (i) remain in and continue to lease the Existing Second Floor Premises, and (ii) lease additional space in the Building (Comprised of 11,543 rentable square feet on the second (2nd) floor of the Building (the “Second Floor Expansion Premises”), as shown on Exhibit A-8, a copy of which is attached hereto; and

C. Landlord and Tenant desire to amend the Existing Lease to reflect the foregoing and to make certain other changes to the Existing Lease, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree that the Existing Lease is hereby amended as follows:

1. Existing Second Floor Premises.

A. Extension of Term with Respect to Existing Second Floor Premises. The Term of the Lease with respect to the Existing Second Floor Premises is hereby extended to expire on the Third Extended Termination Date (i.e., December 31, 2029), unless sooner terminated or extended in accordance with, upon all of the same terms and conditions set forth in the Lease except as expressly set forth in this Fifth Amendment. All references in the Existing Lease to the Second Floor Premises Termination Date shall be of no further force or effect.

B. Condition of Existing Second Floor Premises. Whereas Tenant is in occupancy of the Existing Second Floor Premises, Tenant shall take the Existing Second Floor Premises “as-is”, in the condition in which the Existing Second Floor Premises are in as of the Fifth Amendment Execution Date, without any obligation on the part of Landlord to prepare or refurbish the Existing Second Floor Premises for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Existing Second Floor Premises. The foregoing shall not limit Landlord’s repair, maintenance, restoration and remediation obligations under the Lease with respect to the Existing Second Floor Premises and Landlord’s obligation to pay the Second Floor Allowance (as hereinafter defined) under this Fifth Amendment.

C. Rent for Existing Second Floor Premises. Tenant’s lease of the Existing Second Floor Premises shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the Fifth Amendment Execution Date, except that, Tenant shall, with respect to the Existing Second Floor Premises, pay: (i) Annual Fixed Rent (x) subject to Section 1 D below, commencing on March 1, 2019 and continuing through December 31, 2019 in the amount of [***], and (y) commencing as of the Second Floor Premises Rent Commencement Date and continuing through the Third Extension Term, in accordance with Section 4 below, (ii) commencing as of the Second Floor Premises Rent Commencement Date and continuing through the Third Extension Term, the Operating Expenses Excess in accordance with Section 8 of the Fourth Amendment (i.e., the Rentable Floor Area of the Existing Second Floor Premises will be included in the Premises for such purposes), (iii) commencing as of the Second Floor Premises Rent Commencement Date and continuing through the Third Extension Term, the payments on account of real estate taxes in accordance with Section 6 of this Fifth Amendment, and (iv) for electricity and overtime HVAC charges with respect to the Existing Second Floor Premises (x) commencing on the Fifth Amendment Execution Date and continuing through December 31, 2019 at the rate of [***] of the Existing Second Floor Premises in accordance with Section 5.2 of the Lease and (y) commencing as of the Second Floor Premises Rent Commencement Date, and continuing through the Third Extension Term, based on separate meters or submeters in accordance with Section 16 of the Fourth Amendment. For the avoidance of doubt, there shall be no Annual Fixed Rent, Operating Expense Excess, and real estate tax payments due under the Lease for the Existing Second Floor Premises during the period commencing on January 1, 2020 through the day immediately preceding the Second Floor Premises Rent Commencement Date.

D. Notwithstanding anything in the Lease to the contrary, so long as no Material Monetary Event of Default occurs during calendar year 2019, Tenant’s obligation to pay Annual Fixed Rent for the Existing Second Floor Premises shall be partially abated and reduced by [***] of the Annual Fixed Rent payable under the Lease during the period commencing as of March 1, 2019 through December 31, 2019. In addition to the rent credit of [***] due under Section 2 of the Fourth Amendment, Landlord shall credit to Tenant the sum of [***] of the Annual Fixed Rent paid by Tenant for the Existing Second Floor Premises toward the next installments of Annual Fixed Rent due under the Lease after the Fifth Amendment Execution Date.

2. Second Floor Expansion Premises.

A. Demise of Second Floor Expansion Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Second Floor Expansion Premises, for a term commencing on the earlier of: (i) the date that Landlord delivers possession of the Second Floor Expansion Premises to Tenant with Landlord’s Second Floor Work (as hereinafter defined) Substantially Complete (excluding the installation of additional restrooms in the Second Floor Expansion Premises) and in the Delivery Condition, or (ii) the date on which Tenant occupies the Second Floor Expansion Premises for the conduct of its business (the “Second Floor Expansion Premises Delivery Date”) and terminating on the Third Extended Termination Date (i.e., December 31, 2029). Said demise of the Second Floor Expansion Premises shall be upon all of the same terms and conditions of the Lease, except as expressly set forth in this Fifth Amendment. The “Second Floor Premises Rent Commencement Date” shall be January 1, 2020. Landlord shall use commercially reasonable efforts to cause the Second Floor Expansion Premise Delivery Date to occur on or before June 1, 2019. From and after the Second Floor Expansion Premises Delivery Date, unless specifically referred to otherwise in this Fifth Amendment, the Existing Second Floor Premises and the Second Floor Expansion Premises are hereinafter collectively referred to as the “Second Floor Premises” and shall contain 30,225 square feet of Rentable Floor Area.

B. Except as set forth in this Section 2(B), Landlord shall not be liable for any failure to deliver the Second Floor Expansion Premises to Tenant by June 1, 2019, no such failure shall impair the validity of the Lease or extend the Term and there shall be no postponement of the Second Floor Premises Rent Commencement Date. Notwithstanding the foregoing or any provision contained herein to the contrary, if the Second Floor Expansion Premises Delivery Date has not occurred by August 1, 2019 (the “Second Floor Outside Delivery Date”) (as such date may be extended for Tenant Delays), then for and with respect to each day between the Second Floor Outside Delivery Date and the date on which the Second Floor Expansion Premises Delivery Date actually occurs, as its sole and exclusive remedy on account thereof, Tenant shall receive a credit against the Annual Fixed Rent next becoming payable under the Lease for the Second Floor Expansion Premises in an amount equal to the per diem Annual Fixed Rent payable for the Second Floor Expansion Premises. Notwithstanding anything to the contrary contained herein, the Second Floor Outside Delivery Date shall be extended, and there shall be no credit against Annual Fixed Rent for any delay in the occurrence of the Second Floor Expansion Premises Delivery Date arising out of or resulting from any Tenant Delay.

C. Rent for Second Floor Expansion Premises. Commencing as of the Second Floor Expansion Premises Delivery Date, Tenant shall pay for electricity and overtime HVAC charges with respect to the Second Floor Expansion Premises in accordance with Section 16 of the Fourth Amendment. Commencing as of the Second Floor Premises Rent Commencement Date, Tenant shall pay with respect to the Second Floor Expansion Premises (i) Annual Fixed Rent in accordance with Second 4 below, (ii) the Operating Expenses Excess in accordance with Section 8 of the Fourth Amendment (i.e., the Rentable Floor Area of the Second Floor Expansion Premises will be included in the Premises for such purposes), and (iii) the payments on account of real estate taxes in accordance with Section 6 of this Fifth Amendment.

D. Condition of Second Floor Expansion Premises. Subject to Landlord’s obligations under Section 2(E) below to perform Landlord’s Second Floor Work and under Section 3 to pay the Second Floor Allowance, Tenant shall take the Second Floor Expansion Premises in the Delivery Condition, but otherwise “as-is”, in the condition in which the Second Floor Expansion Premises are in as of the Second Floor Expansion Premises Delivery Date, without any obligation on the part of Landlord to prepare or refurbish the Second Floor Expansion Premises for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Second Floor Expansion Premises. The foregoing shall not limit Landlord’s repair, maintenance, restoration and remediation obligations under the Lease with respect to the Second Floor Expansion Premises and Landlord’s obligation to pay the Second Floor Allowance (as hereinafter defined) under this Fifth Amendment.

E. Landlord’s Second Floor Work. Promptly following the Fifth Amendment Execution Date, Landlord will commence the performance of the work described and shown on Exhibit J-6, attached hereto (“Landlord’s Second Floor Work”) and, subject to Tenant’s compliance with the provisions of this Section 2(E), will complete Landlord’s Second Floor Work in a good and workmanlike manner by not later than June 1, 2019 provided, however that installation of the additional restrooms in the Second Floor Expansion Premises as part of Landlord’s Work shall be completed by not later than September 1, 2019 and will be located in the area designated on the fit plan attached hereto as Exhibit J-6. Landlord and its employees, contractors and agents shall have reasonable access to the Existing Second Floor Premises and the Second Floor Expansion Premises at all reasonable times in order to perform the Landlord’s Second Floor Work, and Tenant will use all reasonable efforts to minimize interference with the performance of Landlord’s Second Floor Work. Landlord shall use reasonable efforts to minimize interference with Tenant’s performance of Tenant’s Second Floor Work during the performance of Landlord’s Second Floor Work. Except as expressly set forth herein, there shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant’s other obligations under the Lease, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from the performance of Landlord’s Second Floor Work. Landlord’s representation and obligations set forth in Section 21 E. of the Fourth Amendment are hereby incorporated herein and made and agreed to by Landlord as to the Second Floor Expansion Premises as of the Fifth Amendment Effective Date.

3. Tenant’s Second Floor Work; Second Floor Allowance.

A. Landlord shall pay an allowance to Tenant in the amount of [***] (the “Second Floor Allowance”) towards the cost of performing the work (“Tenant’s Second Floor Work”) in the Second Floor Premises. The requirements and rights of Tenant set forth in Section 3(C) of the Fourth Amendment with respect to Remediation Work and Landlord delays, if any, are incorporated herein and shall apply to Tenant’s Second Floor Work.

B. Landlord shall disburse the Second Floor Allowance to Tenant in accordance with the terms and conditions of Section 3(B) of the Fourth Amendment applicable to the Fourth Amendment Allowances, except that the following shall apply

(i) all references in said Section 3(B) to the Fourth Amendment Allowances shall be deemed to refer to the Second Floor Allowance and all references in said Section 3(B) to Tenant’s Fourth Amendment Work shall be deemed to refer to Tenant’s Second Floor Work; and

(ii) Tenant may not submit any Requisitions for (and Landlord shall have no obligation to pay) the final [***] of the Second Floor Allowance unless and until Tenant has delivered the Additional Second Floor Security Deposit (as hereinafter defined) to Landlord in accordance with the terms and conditions of this Fifth Amendment.

(iii) The December 1, 2020 deadline for submission of Requisitions for the Fourth Amendment Allowances and the Second Floor Allowance is hereby amended to June 30, 2021.

4. Annual Fixed Rent. Commencing as of the Second Floor Premises Rent Commencement Date, Tenant shall pay Annual Fixed Rent with respect to the Second Floor Premises as follows:

Time Period	Annual Fixed Rent	Monthly Fixed Rent
1/1/20-12/31/20:	[***]	[***]
1/1/21-12/31/21:	[***]	[***]
1/1/22-12/31/22:	[***]	[***]
1/1/23-12/31/23:	[***]	[***]
1/1/24-12/31/24:	[***]	[***]
1/1/25-12/31/25:	[***]	[***]
1/1/26-12/31/26:	[***]	[***]
1/1/27-12/31/37:	[***]	[***]
1/1/28-12/31/28:	[***]	[***]
1/1/29-12/31/29:	[***]	[***]

Notwithstanding anything to the contrary herein contained, so long as no Material Monetary Event of Default then exists, Tenant shall not be obligated to pay Annual Fixed Rent with respect to the Second Floor Premises from January 1, 2020 through June 30, 2020.

5. Operating Expenses. Commencing as of the Second Floor Premises Rent Commencement Date and continuing through the Third Extension Term, Tenant shall pay the Operating Expenses Excess with respect to the Second Floor Premises in accordance with the provisions of Section 8 of the Fourth Amendment.

6. Real Estate Taxes. Commencing as of the Second Floor Premises Rent Commencement Date and continuing through the Third Extension Term, in lieu of a Tenant’s share of real estate taxes with respect to the Second Floor Premises, Tenant shall pay to Landlord, monthly at the time and in the fashion provided for in the Lease for the payment of Annual Fixed Rent, the amounts set forth below:

Time Period	Annual Payment	Monthly Payment
1/1/20/-12/31/20:	[***]	[***]
1/1/21-12/31/21:	[***]	[***]
1/1/22-12/31/22:	[***]	[***]
1/1/23-12/31/23:	[***]	[***]
1/1/24-12/31/24:	[***]	[***]
1/1/25-12/31/25:	[***]	[***]
1/1/26-12/31/26:	[***]	[***]
1/1/27-12/31/27:	[***]	[***]
1/1/28-12/31/28	[***]	[***]
1/1/29-12/31/29:	[***]	[***]

7. Parking With Respect to Second Floor Premises. Effective as of each of the Fifth Amendment Execution Date and the Second Floor Expansion Premises Delivery Date, Landlord shall provide or cause Garage Tenant to provide Tenant with additional monthly parking privileges in the Garage on an unreserved basis for Tenant’s employees, for a ratio of up to one (1) parking spaces per 1,000 rentable square feet of the Second Floor Premises during the Term, as it may be extended, such that after the occurrence of the Second Floor Expansion Premises Delivery Date, Tenant shall be entitled to an additional thirty-one (31) additional monthly parking privileges (the “Second Floor Parking Allotment”), which together with the Initial Maximum Parking Allotment shall result in a total of three hundred forty (340) monthly parking privileges. The Second Floor Parking Allotment shall be subject to all of the same terms and conditions of Section 10 of the Fourth Amendment applicable to the Initial Maximum Parking Allotment, unless otherwise expressly set forth in this Fifth Amendment except that Tenant may elect to defer activation of the Second Floor Parking Allotment until the date Tenant commences occupancy of the Second Floor Expansion Premises.

8. Extension Options. Tenant shall continue to have the options to extend the Term of the Lease with respect to the Premises (including the Second Floor Premises) in accordance with Section 11 of the Fourth Amendment, except that the first sentence of Section 11(B) of the Fourth Amendment is hereby deleted in its entirety and the following is substituted in its place: “Tenant shall have the right to exercise the foregoing extension options for either, at Tenant’s election, the entire Premises then leased or for only the Upper-Level Premises (which Upper- Level Premises shall for purposes of this Section 11(B) be deemed to include the Second Floor Premises).”

9. Tenant’s Early Termination Option. Tenant shall continue to have the Termination Right set forth in Section 15 of the Fourth Amendment, except that:

(i)	the last sentence of Section 15(B) of the Fourth Amendment is deleted and the following is substituted in its place:

“”Landlord’s Termination Costs” shall mean the sum of (I) the Fourth Amendment Allowances, and brokerage commissions paid in connection with the Fourth Amendment, plus (II) the Second Floor Allowance, and any brokerage commissions paid in connection with the Fifth Amendment, plus (III) if Tenant exercises the BSC RFO Right, the Unamortized Portion of all costs and expenses incurred by Landlord in connection with tenant improvement allowances and brokerage commissions paid by Landlord in connection with BSC RFO Premises.”; and

(ii)	Exhibit O to the Fourth Amendment (Sample Calculation of Termination Fee) is hereby deleted in its entirety and Exhibit 0-1, a copy of which is attached hereto, is substituted in its place.

10. Assignment and Subletting. Section 18 of the Fourth Amendment is hereby amended by deleting each reference to “Second Floor RFO Premises” in said Section 18 and replacing it with “Second Floor Premises” in each instance.

11. Security Deposit.

A. The parties acknowledge and agree that: (i) Landlord is currently holding the Initial Security Deposit in the form of a Letter of Credit in the amount of [***], and (ii) by not later than January 5, 2020, Tenant shall deliver the Additional Security Deposit in the form of a Letter of Credit in the amount of [***], for a total Security Deposit of [***] (the “Fourth Amendment Security Deposit”), all pursuant to Section 19 of the Fourth Amendment.

B. Concurrent with the execution of this Fifth Amendment, Tenant shall deliver to Landlord an additional security deposit in the amount [***] (the “Initial Second Floor Security Deposit”), as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of the Lease. By not later than January 5, 2020, Tenant shall deliver to Landlord an additional security deposit in the amount of [***] (the “Additional Second Floor Security Deposit”), as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of the Lease. The Fourth Amendment Security Deposit plus the Initial Second Floor Security Deposit plus the Additional Second Floor Security Deposit, once delivered, in the amount of [***] in the aggregate, is referred to herein as the “Security Deposit”.

C. Section 19(F) of the Fourth Amendment is hereby as follows:

(i) By deleting the first sentence and the table in said Section 19(F) in their entirety and replacing them with the following:

“Provided that as of the applicable Reduction Date, as set forth below, no default then exists or has occurred in the immediately preceding twelve (12) month period (the “Reduction Conditions”), the amount of the Security Deposit shall be reduced as follows:

Reduction Date	Reduction Amount	Reduced Security Deposit Amount
January 5, 2022	[***]	[***]
January 5, 2023	[***]	[***]
January 5, 2024	[***]	[***]
January 5, 2025	[***]	[***]
January 5,2026	[***]	[***]
January 5,2027	[***]	[***]

D. By deleting the last sentience of said Section 19(F) in its entirety and replacing it with the following: “In no event shall the Security Deposit be less than [***].”

12. Existing Premises Delivery Date Confirmations. The parties hereby confirm that (i) the Area A Delivery Date and Area B Delivery Date each occurred on March 24, 2019 and (ii) the Fifth Floor Premises Delivery Date occurred on April 1, 2019.

13. Inapplicable and Deleted Lease Provisions.

A. Articles III (Lease Term) and IV (Term; Construction) of the Lease, Section 5 of the First Amendment (Landlord’s Expansion Work), Section I.D of the Second Amendment (Landlord’s Second Amendment Work), Section II of the Third Amendment (Third Amendment Premises and Tower Premises), Section III of the Third Amendment (Temporary Premises), Section 1 of the Fourth Amendment (Existing Eighth Floor Premises), Section 2 of the Fourth Amendment (Surrender of Second Floor Premises and Tower Premises), Section 4 of the Fourth Amendment (Eighth Floor Expansion Premises), Section 5 of the Fourth Amendment (Fifth Floor Premises) and Section 6 of the Fourth Amendment (Ground Floor Premises) shall have no applicability with respect to this Fifth Amendment. Section 5.2 of the Lease, Section 6 of the First Amendment, Section I(B)(iii) of the Second Amendment and Section I(B)(ii) of the Third Amendment shall no longer be applicable from and after the Second Floor Premises Rent Commencement Date.

B. Whereas Tenant is leasing the Second Floor Premises pursuant to this Fifth Amendment, Section 13 of the Fourth Amendment (Right of First Offer with respect to Second Floor RFO Premises) is hereby deleted and is of no further force or effect.

14. Brokerage. Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Fifth Amendment, other than CBRE - New England (“Tenant’s Broker”), and in the event any claim is made against the Landlord relative to dealings with brokers, other than by Tenant’s Broker, Tenant shall defend the claim against Landlord with counsel of Landlord’s selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Fifth Amendment, other than the Newmark Knight Frank (“Landlord’s Broker”), and in the event any claim is made against Tenant relative to dealings with brokers, other than by Landlord’s Broker or Tenant’s Broker, Landlord shall defend the claim against Tenant with counsel of Tenant’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord shall be solely responsible for the payment of brokerage commissions to the Tenant’s Broker and Landlord’s Broker in connection with this Fifth Amendment pursuant to a separate written agreement between Landlord and such brokers.

15. Lender Consent. This Fifth Amendment is hereby conditioned upon Landlord obtaining the written consent of the existing mortgage holder, New York Life Insurance Company and New York State Teachers’ Retirement System (the “Lenders”) to this Lease as required pursuant to Section 4(e) of that certain Subordination, Non-Disturbance and Attornment Agreement dated March 13, 2019 by and between Tenant, Landlord and Lenders. If the foregoing consent has not been delivered to Tenant within [***] following the Fifth Amendment Effective Date, Tenant may elect to terminate this Fifth Amendment by providing written notice of such election within [***] after the expiration of such [***].

16. Miscellaneous. Tenant hereby represents and warrants to Landlord that the execution and delivery of this Fifth Amendment by Tenant has been duly authorized by all requisite corporate action, and, to Tenant’s actual knowledge without investigation, (i) neither the Lease nor the interest of Tenant therein has been assigned, sublet, encumbered or otherwise transferred; (ii) Tenant has no knowledge of any current defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Tenant thereunder or to current right to claim any offset, abatement or reduction of rent under the Lease except as set forth in this Fifth Amendment; and (iii) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. Landlord hereby represents and warrants to Tenant that the execution and delivery of this Fifth Amendment by Landlord has been duly authorized by all requisite corporate action, and, to Landlord’s actual knowledge without investigation, (x) neither the Lease nor the interest of Landlord therein has been assigned, sublet, encumbered or otherwise transferred except for the mortgage to the existing mortgage holder referred to in Section 23(K) of the Fourth Amendment; (y) Landlord has no knowledge of any current defenses or counterclaims to the enforcement the Lease or the liabilities and obligations of Landlord thereunder; and (z) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. The submission of drafts of this document for examination and negotiation does not constitute an offer, or a reservation of, or option for, the Existing Second Floor Premises or the Second Floor Expansion Premises or any of the other terms and conditions set forth in this Fifth Amendment, and this Fifth Amendment shall not be binding upon Landlord or Tenant unless and until Landlord and Tenant shall have executed and delivered a fully executed copy of this Fifth Amendment to the other. Except as expressly and specifically set forth in this Fifth Amendment, the Existing Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Existing Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the Term of the Lease.

17. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument. Counterpart signature pages transmitted via facsimile or email (in pdf or similar format) shall be deemed to be original signature pages for all purposes.

[Signatures on following page]

EXECUTED as an instrument under seal as of the date first above-written.

[***]

EXHIBIT A-8

[***]

EXHIBIT J-6

[***]

EXHIBIT O-1

[***]

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

SIXTH AMENDMENT TO LEASE

This SIXTH AMENDMENT TO LEASE (“Sixth Amendment”), is executed as of this 16th day of December, 2020 (“Sixth Amendment Execution Date”), and effective as of the 1st day of October, 2020, by and between LANDMARK CENTER PARK DRIVE LLC, a Delaware limited liability company (“Landlord”), and TOAST, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease dated June 12, 2015, as amended by a First Amendment to Lease dated September 17, 2016 (the “First Amendment”), a Second Amendment to Lease dated February 14, 2017 (the “Second Amendment”), a Third Amendment to Lease dated as of May 23, 2017 (“Third Amendment”), a Fourth Amendment to Lease dated as of February 6, 2019 (“Fourth Amendment”), and a Fifth Amendment to Lease dated as of May 14, 2019 (“Fifth Amendment”) (as amended, the “Existing Lease”) for: (i) 111,294 rentable square feet on the eighth (8th) floor, (ii) 30,225 rentable square feet on the second (2nd) floor, (iii) 22,495 rentable square feet on the fifth (5th) floor, and (iv) 21,824 rentable square feet on the ground floor of that certain building known as The Landmark Center or 401 Park Drive (as more particularly described in the Existing Lease, the “Building”). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease. The Existing Lease, as modified and amended by this Sixth Amendment, is referred to herein as the “Lease”;

B. Landlord and Tenant have agreed to terminate the Term of the Lease with respect to the 30,225 rentable square feet portion of the Premises located on the second (2nd) floor (the “Surrender Premises”); and

C. Landlord and Tenant desire to amend the Existing Lease to reflect the foregoing and to make certain other changes to the Existing Lease, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree that the Existing Lease is hereby amended as follows:

1. Surrender of the Surrender Premises. Effective as of 11:59 P.M. on September 30, 2020 (the “Surrender Date”), the Term of the Lease, solely with respect to the Surrender Premises, expired, and all of Tenant’s right, title and interest in and to the Surrender Premises terminated and were extinguished, with the same force and effect as if such Surrender Date was the expiration date of the Term of the Lease with respect to the Surrender Premises. Notwithstanding the foregoing, the Lease is and shall remain in full force and effect for and with respect to the Remaining Premises (as hereinafter defined) for the remaining balance of the Term of the Lease in accordance with and subject to the terms and conditions thereof

1

2. Yield-Up of Surrender Premises. As of the Surrender Date, Tenant has surrendered possession of the Surrender Premises broom clean and otherwise in its AS IS condition, together with all alterations of any kind, nature, or description existing in the Surrender Premises, all of which have become the property of the Landlord. Tenant has removed Tenant’s furniture, fixtures and equipment and personal property from the Surrender Premises, and any furniture or equipment which has not been removed shall be deemed to be Landlord’s property for all purposes, and may be retained or removed and disposed of by Landlord in such manner as Landlord shall determine. Notwithstanding anything contained in Section 8.4 and 14.4 of the Lease to the contrary, Tenant shall not be obligated to remove (or to perform any restoration work with respect to) any alterations, additions or improvements existing in the Surrender Premises. Landlord has accepted possession of the Surrender Premises in the condition it was in as of the Surrender Date.

3. Release of Obligations and Liabilities. Effective as of the Surrender Date, Landlord and Tenant shall be released from any and all obligations and liabilities under the Lease relating to the Surrender Premises which first accrue after the Surrender Date. Nothing contained herein shall constitute a waiver, limitation, amendment, or modification of any of the following: (i) the liabilities and obligations of either Landlord or Tenant relating to the Surrender Premises which accrue prior to the Surrender Date; (ii) the obligation of Tenant to pay Annual Fixed Rent and Additional Rent with respect to the Surrender Premises for and with respect to the period of time prior to the Surrender Date; (iii) the indemnifications provided by either Landlord or Tenant under the Lease relating to the Surrender Premises with respect to claims, liabilities, and obligations which accrue prior to the Surrender Date (whether or not such claims, liabilities or obligations are asserted or claimed prior to the Surrender Date); (iv) the obligations and liabilities of Landlord and Tenant under the Lease with respect to the Surrender Premises which expressly survive the termination of the Term of the Lease; or (v) the obligations and liabilities of both Landlord and Tenant relating to the Remaining Premises.

4. Remaining Premises. From and after the Surrender Date, the rentable area of the remaining premises demised under the Lease shall be 155,613 rentable square feet (the “Remaining Premises”) consisting of (i) 111,294 rentable square feet on the eighth (8th) floor, (ii) 22,495 rentable square feet on the fifth (5th) floor, and (iii) 21,824 rentable square feet on the ground floor of the Building. From and after the Surrender Date, each reference in the Lease to the “Premises” shall be considered to be a reference to the Remaining Premises. Landlord shall continue to hold the entire Security Deposit for the Term of the Lease, subject to and in accordance with the terms and conditions of Section 19 of the Fourth Amendment and Section 11 of the Fifth Amendment.

5. Annual Fixed Rent for Remaining Premises. From and after the Surrender Date, Tenant shall continue to pay Annual Fixed Rent with respect to the Remaining Premises in the manner and at the times set forth in Section 4.1 of the Lease, and in the amounts set forth in Section 7 of the Fourth Amendment.

2

6. Termination Payment. Tenant covenants and agrees to pay to Landlord, as Additional Rent, a termination payment for Tenant’s surrender and release with respect to the Second Floor Premises in the aggregate amount of [***] (the “Termination Payment”). The Termination Payment shall be payable in equal monthly installments commencing on October 1, 2020 and expiring on December 31, 2026, in the manner and at the times set forth for the payment of Annual Fixed Rent in Section 4.1 of the Lease, and in the amounts set forth below:

Time Period	Annual Termination Payment	Monthly Termination Payment
October 1, 2020 - December 31, 2020	[***]	[***]
January 1, 2021 - April 30, 2021	[***]	[***]
May 1, 2021 - May 31, 2021	[***]	[***]
June 1, 2021 - December 31, 2021	[***]	[***]
January 1, 2022 - December 31, 2022	[***]	[***]
January 1, 2023 - December 31, 2023	[***]	[***]
January 1, 2024 - December 31, 2024	[***]	[***]
January 1, 2025 - December 31, 2025	[***]	[***]
January 1, 2026 - December 31, 2026	[***]	[***]

* annualized

** Commencing on January 1, 2021 and continuing through May 31, 2021, Tenant shall be entitled to a credit against the Annual Termination Payment due under the Lease in the amount of [***] (the “Termination Payment Credit”), which Termination Payment Credit shall be applied to reduce the monthly installments of the Termination Payment payable by Tenant under this Section 6. On account of the Termination Payment Credit, the Termination Payment shall be reduced to [***] for the period commencing on January 1, 2021 and continuing through April 30, 2021 and shall be reduced to [***] for the month of May, 2021, each as reflected in the payment schedule above. In addition, Landlord and Tenant acknowledge and agree that for the months of October, November and December of 2020, (i) Tenant owed Landlord Monthly Termination Payments with respect to the Surrender Premises in the aggregate amount of [***], (ii) Tenant made monthly payments to Landlord with respect to the Surrender Premises in the aggregate amount of [***], and (iii) Tenant overpaid Landlord with respect to the Surrender Premises in the aggregate amount of [***] (the “Surrender Premises Overpayment”). As a result thereof, Landlord shall credit the amount of the Surrender Premises Overpayment (the “Surrender Premises Overpayment Credit”) against Tenant’s Termination Payment, Base Rent and/or Additional Rent obligations under the Lease until the entire amount of the Surrender Premises Overpayment is fully credited.

The parties hereby confirm that all payments of Base Rent made by Tenant to Landlord prior to the Sixth Amendment Execution Date are final, the foregoing Termination Payment Credit and Surrender Premises Overpayment Credit constitutes full and final settlement of any and all claims of Tenant with respect to the amounts of Base Rent paid prior to the Sixth Amendment Execution Date, and Tenant shall have no right to raise any claims with respect to such Base Rent paid prior to the Sixth Amendment Execution Date. Without limiting the foregoing, Landlord confirms that the foregoing settlement of claims applies only to claims for payments of Base Rent paid prior to the Sixth Amendment Execution Date, and does not modify, limit or impact in any way Tenant’s rights or obligations with respect to payments of Additional Rent under the Lease, including, without limitation, payments of Operating Expenses Excess paid prior to the Sixth Amendment Execution Date, and Tenant retains all rights with respect thereto, including Tenant’s right to audit Landlord’s Operating Expense Statement pursuant to Section 8.E. of the Fourth Amendment.

3

7. Operating Expenses. From and after the Surrender Date, Tenant shall continue to pay the Operating Expenses Excess with respect to the Remaining Premises in accordance with the provisions of Section 8 of the Fourth Amendment.

8. Real Estate Taxes. From and after the Surrender Date, Tenant shall continue to pay, in lieu of Tenant’s share of real estate taxes with respect to the Remaining Premises, the amounts set forth in and in accordance with the provisions of Section 9 of the Fourth Amendment.

9. After-Hours HVAC Service. Section 16 of the Fourth Amendment is hereby amended by deleting the phrase “after Normal Business Hours” in both places where it appears, and replacing said phrase in both places where it appears with the phrase “outside of the hours of 7:00 a.m. to 7:00 p.m., Monday through Friday, and 9:00 a.m. to 1:00 p.m. Saturdays, holidays excepted,”.

10. Second Floor Allowance. Tenant has requisitioned and Landlord has paid to Tenant a portion of the Second Floor Allowance. From and after the Sixth Amendment Execution Date, Tenant waives and shall have no further right to receive disbursements of the outstanding balance of the Second Floor Allowance, which outstanding balance is [***]. In connection therewith, Section 3 of the Fifth Amendment is hereby deleted and shall be of no further force or effect. The foregoing shall not limit or affect Tenant’s right to receive any undisbursed portion of the Fourth Amendment Allowances, subject to and in accordance with the terms and conditions of the Fourth Amendment

11.	Parking.

(i) Effective as of the Surrender Date, Tenant shall have no further right to the Second Floor Parking Allotment (as defined in the Fifth Amendment), and in connection therewith, Section 7 of the Fifth Amendment is hereby deleted and of no further force and effect.

(ii) Effective as of the Sixth Amendment Execution Date, Tenant shall have no further right to the Additional Parking Allotment, and Tenant’s parking ratio shall be reduced to one and two hundred eighty-five thousandths (1.285) parking spaces per 1,000 rentable square feet of the Premises. In connection therewith, Section 10 of the Fourth Amendment is hereby amended by (i) deleting all references to the Additional Parking Allotment in their entirety, (ii) replacing all references in the Lease to the Initial Maximum Parking Allotment and the Existing Parking Allotment with references to the Initial Monthly Parking Allotment defined in this Sixth Amendment, and (iii) deleting the first two (2) paragraphs of Section 10.A. of the Fourth Amendment in their entirety and replacing said paragraphs with the following:

“A. Landlord shall provide, or shall cause Garage Tenant to provide Tenant with monthly parking privileges in the Garage on an unreserved basis for Tenant’s employees, for a ratio of up to one and two hundred eighty-five thousandths (1.285) parking spaces per 1,000 rentable square feet of the Premises, such that after the Sixth Amendment Execution Date, Tenant shall be entitled to a total of two hundred (200) monthly parking privileges (the “Initial Monthly Parking Allotment”) during the Term, as it may be extended. Without limiting the foregoing, Tenant may from time-to-time during the Term request to increase the Initial Monthly Parking Allotment and receive additional parking privileges, provided that none of Landlord, Garage Tenant or Garage Operator shall have any obligation to increase the Initial Monthly Parking Allotment or provide additional parking privileges unless the Garage Operator determines in its reasonable good faith discretion that the requested number of parking privileges are then available in the Garage.

4

In addition, from time to time during the Term, Tenant may elect to reduce the number of parking privileges received by it by providing not less than [***] prior notice of such reduction to Landlord. After any such election to receive less than the Initial Monthly Parking Allotment, Tenant may from time-to- time request additional parking privileges back up to the Initial Monthly Parking Allotment; provided, however (i) at no time shall Tenant be entitled to more parking privileges than the Initial Monthly Parking Allotment, and (ii) none of Landlord, Garage Tenant or Garage Operator shall have any obligation to provide such additional parking privileges unless the Garage Operator determines in its reasonable good faith discretion that the requested number of parking privileges are then available in the Garage.”

(iii) Effective as of the Sixth Amendment Execution Date, Landlord shall have no further right to permanently relocate any of Tenant’s parking privileges to the Additional Garages; provided, however, that Landlord reserves the right to temporarily relocate up to [***] of Tenant’s parking privileges to the Additional Garages in connection with any construction activities that impact all or any portion of the Garage. In connection therewith, Section 10.C of the Fourth Amendment is hereby amended as follows:

A.	All references in Section 10.C of the Fourth Amendment to the words “or permanently” are hereby deleted and in their entirety and of no further force or effect.

B.	The following phrase in hereby inserted in the first sentence of Section 10.C after the word “right”: “in connection with any construction activities that impact all or any portion of the Garage”.

C.

The parenthetical “(such that Tenant’s ratio of monthly parking privileges in the Garage shall not be less than one and one-quarter (1.25) parking spaces per 1,000 rentable square feet of the Premises)” is hereby deleted in its entirety and of no further force or effect.

(iv) Notwithstanding anything to the contrary contained in the Lease, with respect to each calendar month during the period which commenced on June 1, 2020 and expires on March 31, 2021, Tenant shall only be obligated to pay monthly parking charges for the number of parking privileges which were or are actually used during the applicable month, as determined based on the number of access cards for the Garage which were or are active during such month. Notwithstanding the foregoing, Tenant’s use of the parking privileges during such period shall continue to be subject to all other terms and conditions set forth in the Lease.

5

12. Extension Options. Tenant shall continue to have the options to extend the Term of the Lease with respect to the Remaining Premises in accordance with Section 11 of the Fourth Amendment, except that the first sentence of Section 11(B) of the Fourth Amendment (as amended by Section 8 of the Fifth Amendment) is hereby deleted in its entirety and the following is substituted in its place: “Tenant shall have the right to exercise the foregoing extension options for either, at Tenant’s election, the entire Premises then leased or for only the Upper-Level Premises.”

13. BSC RFO Right. As of the Sixth Amendment Execution Date, Landlord shall have no further obligation to send Tenant Landlord’s BSC Notice, and Tenant shall have no further right to exercise the BSC RFO Right. In connection therewith:

(i) Section 12 of the Fourth Amendment is hereby deleted and is of no further force or effect; and

(ii) All references in the Existing Lease to the “BSC RFO Right,” “BSC RFO Premises,” “BSC RFO” and all other similar or related defined terms and references are hereby deleted and are of no further force or effect, and all sentences which contain such references are hereby modified as appropriate to preserve the intended meaning of such sentences without reference to such deleted defined terms and references.

14. Tenant’s Early Termination Option. Tenant shall continue to have the Termination Right set forth in Section 15 of the Fourth Amendment, except that:

(i)	the last sentence of Section 15(B) of the Fourth Amendment, as amended by Section 9(i) of the Fifth Amendment, is deleted and the following is substituted in its place:

“Landlord’s Termination Costs” shall mean the sum of the Fourth Amendment Allowances, and brokerage commissions paid in connection with the Fourth Amendment.”; and

(ii)	Exhibit O-1 to the Fifth Amendment (Sample Calculation of Termination Fee) is hereby deleted in its entirety and Exhibit O-2, a copy of which is attached hereto, is substituted in its place.

15. Brokerage. Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Sixth Amendment, other than CBRE - New England (“Tenant’s Broker”), and in the event any claim is made against the Landlord relative to dealings with brokers, other than by Tenant’s Broker, Tenant shall defend the claim against Landlord with counsel of Landlord’s selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Sixth Amendment, and in the event any claim is made against Tenant relative to dealings with brokers, other than by Tenant’s Broker, Landlord shall defend the claim against Tenant with counsel of Tenant’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Tenant shall be solely responsible for the payment of brokerage commissions (if any) to the Tenant’s Broker in connection with this Sixth Amendment pursuant to a separate written agreement between Tenant and Tenant’s Broker.

6

16. Miscellaneous. Tenant hereby represents and warrants to Landlord that the execution and delivery of this Sixth Amendment by Tenant has been duly authorized by all requisite corporate action, and, to Tenant’s actual knowledge without investigation, (i) neither the Lease nor the interest of Tenant therein has been assigned, sublet, encumbered or otherwise transferred; (ii) Tenant has no knowledge of any current defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Tenant thereunder or to current right to claim any offset, abatement or reduction of rent under the Lease except as set forth in this Sixth Amendment; and (iii) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. Landlord hereby represents and warrants to Tenant that the execution and delivery of this Sixth Amendment by Landlord has been duly authorized by all requisite corporate action, and, to Landlord’s actual knowledge without investigation, (x) neither the Lease nor the interest of Landlord therein has been assigned, sublet, encumbered or otherwise transferred except for the mortgage to the existing mortgage holder referred to in Section 23(K) of the Fourth Amendment; (y) Landlord has no knowledge of any current defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of Landlord thereunder; and (z) neither Landlord or Tenant is in breach or default of any of its respective obligations under the Lease. The submission of drafts of this document for examination and negotiation does not constitute an offer of any of the terms and conditions set forth in this Sixth Amendment, and this Sixth Amendment shall not be binding upon Landlord or Tenant unless and until Landlord and Tenant shall have executed and delivered a fully executed copy of this Sixth Amendment to the other. Except as expressly and specifically set forth in this Sixth Amendment, the Existing Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Existing Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the Term of the Lease.

17. Counterparts. This Sixth Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument. Counterpart signature pages transmitted via facsimile or email (in pdf or similar format) shall be deemed to be original signature pages for all purposes.

[Signatures on following page]

7

EXECUTED as of the date first above-written.

[***]

8

EXHIBIT O-2

[***]

Exhibit O-2